                                                            File Nos 333-10395
                                                                     811-7771



                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549

                                       FORM N-4

               REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                            Pre-Effective Amendment No. 1

           REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                  Amendment No. 1

                SEPARATE ACCOUNT KGC OF FIRST ALLMERICA FINANCIAL LIFE
                                  INSURANCE COMPANY


                    FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                                  440 Lincoln Street
                                 Worcester, MA 01653
                       (Address of Principal Executive Office)

                     Abigail M. Armstrong, Secretary and Counsel
                   First Allmerica Financial Life Insurance Company
                                  440 Lincoln Street
                                 Worcester, MA 01653
                  (Name and Address of Agent for Service of Process)

                It is proposed that this filing will become effective:


            Immediately upon filing pursuant to paragraph (b) of Rule 485.
         ---
            On  (date)  pursuant to paragraph (b) of Rule 485
         ---   --------
            60 days after filing pursuant to paragraph (a)(1) of Rule 485.
         ---
            On  (date)  pursuant to paragraph (a)(1) of Rule 485.
         ---   --------

                              VARIABLE ANNUITY POLICIES

Pursuant to Reg. Section 270.24f-2 of the Investment Company Act of 1940, Registrant hereby declares that an indefinite amount of its securities is being registered under the Securities Act of 1933.



The Rule 24f-2 Notice for the issuer's fiscal year ended December 31, 1995 was not filed as the Separate Account had not begun operations.

               Cross Reference Sheet Showing Location in Prospectus of
                             Items Called for by Form N-4

Form N-4 Item No             Caption in Prospectus
                             ---------------------

1 . . . . . . . . . . . . .  Cover Page

2 . . . . . . . . . . . . .  "Special Terms"

3 . . . . . . . . . . . . .  "Summary"; "Annual and Transaction Expenses"

4 . . . . . . . . . . . . .  Condensed Financial Information

5 . . . . . . . . . . . . .  "Description of the Company, the Variable Account
                             and the Kemper Investor Fund."

6 . . . . . . . . . . . . .  "Charges and Deductions"

7 . . . . . . . . . . . . .  "The Variable Annuity Policies"

8 . . . . . . . . . . . . .  "The Variable Annuity Policies"

9 . . . . . . . . . . . . .  "Death Benefit"

10. . . . . . . . . . . . .  "Purchase Payments:; "Computation of Policy Values
                             and Annuity Payments"

11. . . . . . . . . . . . .  "Surrender"; "Withdrawal"

12. . . . . . . . . . . . .  "Federal Tax Considerations"

13. . . . . . . . . . . . .  "Legal Matters"

14. . . . . . . . . . . . .  "Table of Contents of the Statement of Additional
                             Information"

Form N-4 Item No.             Caption in Statement of Additional  Information
                              -----------------------------------------------

15. . . . . . . . . . . . .  "Cover Page"

16. . . . . . . . . . . . .  "Table of Contents"

17. . . . . . . . . . . . .  "General Information and History"

18. . . . . . . . . . . . .  "Services"

19. . . . . . . . . . . . .  "Underwriters"

20. . . . . . . . . . . . .  "Underwriters"

21. . . . . . . . . . . . .  "Performance Information"

22. . . . . . . . . . . . .  "Annuity Payments"

23. . . . . . . . . . . . .  "Financial Statements"

FIRST ALLMERICA FINANCIAL
LIFE INSURANCE COMPANY

                                                           KEMPER GATEWAY CUSTOM
                                                       VARIABLE ANNUITY CONTRACT

PROFILE             THIS PROFILE IS A SUMMARY OF SOME OF THE MORE IMPORTANT
MAY 1, 1997         POINTS THAT YOU SHOULD KNOW AND CONSIDER BEFORE PURCHASING A
                    KEMPER GATEWAY CUSTOM CONTRACT. THE CONTRACT IS MORE FULLY
                    DESCRIBED LATER IN THIS PROSPECTUS. PLEASE READ THE
                    PROSPECTUS CAREFULLY.

1. KEMPER GATEWAY CUSTOM VARIABLE ANNUITY CONTRACT

    The Kemper GATEWAY Custom variable annuity contract is a contract between you and First Allmerica Financial Life Insurance Company. It is designed to help you accumulate assets for your retirement or other important financial goals on a tax-deferred basis. The Kemper GATEWAY Custom combines the concept of professional money management with the attributes of an annuity contract.

    Kemper GATEWAY Custom offers a customized investment portfolio with experienced professional portfolio managers. You may allocate your payments among any of 16 investment portfolios of the Investors Fund Series, the Guarantee Period Accounts and the Fixed Account (the Guaranteed Period Accounts and/or the Fixed Account may not be available in certain jurisdictions.) This range of investment choices enables you to allocate your money to meet your particular investment needs.

    Like all annuities, the contract has an ACCUMULATION PHASE and an INCOME PHASE. During the ACCUMULATION PHASE you can make payments into the contract on any frequency. Investment and interest gains accumulate tax deferred. You may withdraw money from your contract during the ACCUMULATION PHASE. However, as with other tax-deferred investments, you pay taxes on earnings and any untaxed payments to the contract when you withdraw them. A federal tax penalty may apply if you withdraw prior to age 59 1/2.

    During the INCOME PHASE you will receive regular payments from your contract, provided you annuitize. Annuitization involves beginning a series of payments from the capital that has built up in your contract. The amount of your payments during the INCOME PHASE will, in part, be determined by your account's growth during the ACCUMULATION PHASE.

2. ANNUITY BENEFIT PAYMENTS

    If you choose to annuitize your contract, you may select one of six annuity options: (1) monthly payments for your lifetime; (2) monthly payments for your lifetime, but for not less than 10 years; (3) monthly payments for your lifetime with the guarantee that if payments to you are less than the accumulated value a refund of the remaining value will be paid; (4) monthly payments for your lifetime and your survivor's lifetime; (5) monthly payments for your lifetime and your survivor's lifetime with the payment to the survivor being reduced to 2/3; and (6) monthly payments for a specified period of 1 to 30 years.

    You also need to decide if you want your annuity payments on a variable basis (i.e., subject to fluctuation based on investment performance), on a fixed basis (with benefit payments guaranteed at a fixed amount), or on a combination variable and fixed basis. Once payments begin, the annuity option cannot be changed.

3. PURCHASING THIS CONTRACT

    You can buy a contract through your financial representative, who can also help you complete the proper forms. There is no fixed schedule for making additional payments into this contract. There are no limits to the frequency of additional payments, but there are certain limitations as to amount. Generally, the initial payment must be at least $2,000 and additional payments must be at least $100. However, minimums may be reduced for certain employer-sponsored plans.

4. INVESTMENT OPTIONS

    You have full investment control over the contract. You may allocate money to the following portfolios:

Money Market Portfolio                   Value Portfolio
Total Return Portfolio                   Small Cap Value Portfolio
High Yield Portfolio                     Value + Growth Portfolio
Growth Portfolio                         Horizon 20+ Portfolio
Government Securities Portfolio          Horizon 10+ Portfolio
International Portfolio                  Horizon 5 Portfolio
Small Cap Growth Portfolio               Global Income Portfolio
Investment Grade Bond Portfolio          Blue Chip Portfolio

    You may also allocate money to the Guarantee Period Accounts and the Fixed Account. The Guarantee Period Accounts let you choose from among nine different Guarantee Periods (ranging in maturity from 2 to 10 years) during which principal and interest rates are guaranteed. The Fixed Account guarantees principal and a minimum rate of interest (never less than 3% compounded annually).

5. EXPENSES

    Each year and upon surrender, a $30 contract fee is deducted from your contract. The contract fee is waived if the value of the contract is $50,000 or more or if the contract is issued to and maintained by the Trustees of a 401(k) plan. We also deduct insurance charges which amount to 1.10% annually of the daily value of your contract value allocated to the variable investment options. The insurance charges include: Mortality and Expense Risk Charge, 0.95%; and Administrative Expense Charge, 0.15%. There are also investment management fees and other portfolio operating expenses that vary by portfolio.

    If you decide to surrender your contract, make withdrawals or receive payments under certain annuity options, we may impose a surrender charge between 2% and 7% of the payment withdrawn, based on when your payments were made. In states where premium taxes are imposed, a premium tax charge will be deducted either when withdrawals are made or annuity payments commence.

    There is currently no charge for processing investment option transfers. We reserve the right to assess a charge, not to exceed $25, for transfers in excess of 12 per contract year.

    The following chart is designed to help you understand the charges in your contract. Column C labeled "Total Annual Charges" shows the total of the $30 contract fee (which is represented as 0.03%) and the 1.10% insurance charges (Column A) plus the investment charges for each portfolio (Column B). Columns D and E show you two examples of the charges, in dollar amounts, you would pay under a contract. The examples assume you invest $1,000 in a portfolio which earns 5% annually and that you withdraw your money: at the end of year 1 (Column
D), and at the end of year 10 (Column E). In Column D, the Total Annual Charges are assessed as well as the surrender charges. In Column E, the example shows the aggregate of all the annual charges assessed for 10 years, but there is no surrender charge. The premium tax is assumed to be 0% in both examples.

                                            A              B              C            D            E

                                          TOTAL                                   TOTAL ANNUAL EXPENSES AT
                                         ANNUAL      TOTAL ANNUAL       TOTAL              END OF
                                        INSURANCE     INVESTMENT       ANNUAL     ------------------------
PORTFOLIO                                CHARGES    MANAGEMENT FEES    CHARGES      1 YEAR      10 YEARS
-------------------------------------  -----------  ---------------  -----------  -----------  -----------
Money Market Portfolio                       1.13%          0.60%          1.73%   $      79    $     201
Total Return Portfolio                       1.13%          0.59%          1.72%   $      79    $     200
High Yield Portfolio                         1.13%          0.65%          1.78%   $      79    $     206
Growth Portfolio                             1.13%          0.64%          1.77%   $      79    $     205
Government Securities Portfolio              1.13%          0.66%          1.79%   $      79    $     207
International Portfolio                      1.13%          0.96%          2.09%   $      82    $     239
Small Cap Growth Portfolio                   1.13%          0.75%          1.88%   $      80    $     217
Investment Grade Bond Portfolio              1.13%          0.85%          1.98%   $      81    $     227
Value Portfolio                              1.13%          0.95%          2.08%   $      82    $     238
Small Cap Value Portfolio                    1.13%          0.95%          2.08%   $      82    $     238
Value + Growth Portfolio                     1.13%          0.95%          2.08%   $      82    $     238
Horizon 20+ Portfolio                        1.13%          0.85%          1.98%   $      81    $     227
Horizon 10+ Portfolio                        1.13%          0.80%          1.93%   $      81    $     222
Horizon 5 Portfolio                          1.13%          0.90%          2.03%   $      82    $     232
Global Income Portfolio                      1.13%          0.95%          2.08%   $      83    $     248
Blue Chip Portfolio                          1.13%          1.05%          2.08%   $      82    $     238

    For more detailed information, see the Fee Table in the Prospectus.

6. TAXES

    You will not pay taxes until you withdraw money from your contract. During the accumulation phase, earnings are withdrawn first and are taxed as ordinary income. If you make a withdrawal prior to age 59 1/2, you may be subject to a 10% federal tax penalty on the earnings. Payments during the income phase are considered partly a return of your investment and partly earnings. You will be subject to income taxes on the earnings portion of each payment. However, if your contract is funded with pre-tax or tax deductible dollars (such as a pension or profit sharing plan contribution), then the entire payment will be taxable.

7. WITHDRAWALS

    You can make withdrawals from your contract any time during the accumulation phase. The minimum withdrawal amount is $100. Any payment invested in the contract for six years or longer can be withdrawn without a surrender charge.

    For amounts invested for less than six years, you will not be assessed a surrender charge on the greater of: (1) 15% or less of the contract value in any calendar year; or (2) an amount calculated under the Life Expectancy Distribution option.

    You may also purchase riders that enhance your liquidity in times of need (see "Optional Benefit Riders" below.)

    Any withdrawal from a Guarantee Period Account ("GPA") prior to the end of the Guarantee Period will be subject to a market value adjustment which may increase or decrease the value in that account. This adjustment will never impact your original investment, nor will earnings in the GPA amount to less than an effective annual rate of 3%.

8. PERFORMANCE

    The value of your contract will vary depending on the investment performance of the portfolios you choose. From time to time, we may advertise "Total Return" and "Average Annual Total Return" based upon the periods that the portfolios have been in existence. These returns are based upon historical data and are not intended to indicate future performance.

    The contract was first offered in late 1996. Therefore, performance for a complete year is not available and is not shown here.

9. DEATH BENEFIT

    If the annuitant dies during the accumulation phase, we will pay the beneficiary a death benefit equal to the GREATER of: (1) the accumulated value increased for any positive market value adjustment; or (2) gross payments reduced proportionately to reflect any withdrawals.

    You may also purchase a rider that will enhance the death benefit (see "Optional Benefit Riders" below.)

10. OTHER INFORMATION

FREE LOOK PERIOD: If you cancel your contract within 10 days after receiving it (or whatever period is required by your state), we will pay you an amount equal to the value of your contract. This may be more or less than your original payment. If required by applicable state or federal law, we will return your payment.

OPTIONAL BENEFIT RIDERS: Except in New York where not permitted by state law, three option riders are available for separate monthly charges.

ENHANCED DEATH BENEFIT RIDER. Under this rider, the death benefit is equal to the greatest of: (1) the accumulated value increased for any positive market value adjustment; (2) total payments reduced proportionately to reflect any prior withdrawals; or (3) the highest contract value on any contract anniversary, increased by any subsequent payments and reduced proportionately to reflect any prior withdrawals.

LIVING BENEFITS RIDER. Under this rider, you may receive your money without a surrender charge if, after issue, you are: (1) confined to a medical care facility for the later of one year after the issue date or 90 days; or (2) diagnosed as having a fatal illness.

DISABILITY RIDER: Under this rider, you may receive your money without a surrender charge if you become physically disabled after issue and before attaining age 65.

DOLLAR COST AVERAGING. You may elect to automatically transfer money on a periodic basis from the Money Market Portfolio, Government Securities Portfolio or Fixed Account to one or more of the variable investment options.

AUTOMATIC ACCOUNT REBALANCING. You may elect to automatically have your contract's accumulated value periodically reallocated ("rebalanced") among your chosen investment options to maintain your designated percentage allocation mix.

11. INQUIRIES.

    If you need more information you may contact us at:

       First Allmerica Financial Life Insurance Company
       440 Lincoln St.
       Worcester, Massachusetts 01653
       1-800-782-8380

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
         FLEXIBLE PAYMENT DEFERRED VARIABLE AND FIXED ANNUITY CONTRACTS

    This Prospectus describes interests under flexible payment deferred variable and fixed annuity contracts, known as Kemper Gateway Custom Contracts, issued either on a group basis or as individual contracts by First Allmerica Financial Life Insuranc Company (the "Company") to individuals and businesses in connection with retirement plans which may or may not qualify for special federal income tax treatment. (For information about the tax status when used with a particular type of plan, see "FEDERAL TAX CONSIDERATIONS"). Participation in a group contract will be accounted for by the issuance of a certificate describing the individual's interest under the group contract. Participation in an individual contract will be evidenced by the issuance of an individual contract. Certificates and individual contracts are referred to collectively herein as the "Contract(s)." The following is a summary of information about these Contracts. More detailed information can be found under the referenced captions in this Prospectus.

    Contract values may accumulate on a variable basis in the separate account known as Separate Account KGC (the "Variable Account"). The assets of the Variable Account are divided into Sub-Accounts, each investing exclusively in shares of one of the following Portfolios of Investors Fund Series ("IFS"):

MONEY MARKET PORTFOLIO                         VALUE PORTFOLIO
TOTAL RETURN PORTFOLIO                         SMALL CAP VALUE PORTFOLIO
HIGH YIELD PORTFOLIO                           VALUE+GROWTH PORTFOLIO
GROWTH PORTFOLIO                               HORIZON 20+ PORTFOLIO
GOVERNMENT SECURITIES PORTFOLIO                HORIZON 10+ PORTFOLIO
INTERNATIONAL PORTFOLIO                        HORIZON 5 PORTFOLIO
SMALL CAP GROWTH PORTFOLIO                     GLOBAL INCOME PORTFOLIO
INVESTMENT GRADE BOND PORTFOLIO                BLUE CHIP PORTFOLIO

    In most jurisdictions, values also may be allocated on a fixed basis to the Fixed Account, which is part of the Company's General Account, and during the accumulation period to one or more of the Guarantee Period Accounts. Amounts allocated to the Fixed Account earn interest at a guaranteed rate for one year from the date allocated. Amounts allocated to a Guarantee Period Account earn a fixed rate of interest for the duration of the applicable Guarantee Period if held for the entire Guarantee Period. If removed prior to the end of the Guarantee Period the value may be increased or decreased by a Market Value Adjustment. Amounts allocated to the Guarantee Period Accounts in the accumulation phase are held in the Company's Separate Account GPA.

    Additional information is contained in a Statement of Additional Information ("SAI") dated May 1, 1997, filed with the Securities and Exchange Commission (the "SEC") and incorporated herein by reference. The Table of Contents of the SAI is on page 4 of this Prospectus. The SAI is available upon request and without charge through Allmerica Investments, Inc., 440 Lincoln Street, Worcester, MA 01653, Telephone 800-782-8380.

    THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY A CURRENT PROSPECTUS OF INVESTORS FUND SERIES. INVESTORS SHOULD RETAIN A COPY OF THIS PROSPECTUS FOR FUTURE REFERENCE.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    THE CONTRACTS ARE OBLIGATIONS OF FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY, AND ARE DISTRIBUTED BY ALLMERICA INVESTMENTS, INC. AND/OR KEMPER DISTRIBUTORS, INC., AND ZKI AGENCY, INC. THE CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR CREDIT UNION. THE CONTRACTS ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), OR ANY OTHER FEDERAL AGENCY. INVESTMENTS IN THE CONTRACTS ARE SUBJECT TO VARIOUS RISKS, INCLUDING THE FLUCTUATION OF VALUE AND POSSIBLE LOSS OF PRINCIPAL.

                               DATED MAY 1, 1997

                               TABLE OF CONTENTS

                                                                         PAGE
                                                                         ----
STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS..................    4
SPECIAL TERMS..........................................................    5
SUMMARY................................................................    6
ANNUAL AND TRANSACTION EXPENSES........................................   11
PERFORMANCE INFORMATION................................................   13
DESCRIPTION OF THE COMPANY, THE VARIABLE ACCOUNT,
 AND INVESTORS FUND SERIES.............................................   16
INVESTMENT OBJECTIVES AND POLICIES.....................................   16
INVESTMENT MANAGEMENT SERVICES.........................................   17
DESCRIPTION OF THE CONTRACT............................................   18
  A.  Payments.........................................................   18
  B.  Right to Revoke Contract.........................................   19
  C.  Transfer Privilege...............................................   19
      Automatic Transfers and Automatic Account Rebalancing Options....   20
  D.  Surrender........................................................   20
  E.  Withdrawals......................................................   21
      Systematic Withdrawals...........................................   21
      Life Expectancy Distributions....................................   22
  F.  Death Benefit....................................................   22
      Death of the Annuitant Prior to the Annuity Date.................   22
      Death of an Owner Who is Not Also the Annuitant Prior to the
       Annuity Date....................................................   23
      Payment of the Death Benefit Prior to the Annuity Date...........   23
      Death of the Annuitant After the Annuity Date....................   23
  G.  The Spouse of the Owner as Beneficiary...........................   23
  H.  Assignment.......................................................   24
  I.  Electing the Form of Annuity and the Annuity Date................   24
  J.  Description of Variable Annuity Payout Options...................   25
  K.  Annuity Benefit Payments.........................................   26
      The Annuity Unit.................................................   26
      Determination of the First and Subsequent Annuity Benefit
       Payments........................................................   26
  L.  NORRIS Decision..................................................   27
  M.  Computation of Values............................................   27
      The Accumulation Unit............................................   27
      Net Investment Factor............................................   28

                                                                         PAGE
                                                                         ----
CHARGES AND DEDUCTIONS.................................................   28
  A.  Variable Account Deductions......................................   28
      Mortality and Expense Risk Charge................................   28
      Administrative Expense Charge....................................   29
      Other Charges....................................................   29
  B.  Contract Fee.....................................................   29
  C.  Optional Benefit Rider...........................................   29
  D.  Premium Taxes....................................................   30
  E.  Contingent Deferred Sales Charge.................................   30
      Charges for Surrender and Withdrawal.............................   31
      Reduction or Elimination of Surrender Charge.....................   31
      Withdrawal Without Surrender Charge..............................   32
      Living Benefits Rider............................................   32
      Disability Rider.................................................   33
      Surrenders.......................................................   33
      Charge at the Time Annuity Benefit Payments Begin................   34
  F.  Transfer Charge..................................................   34
GUARANTEE PERIOD ACCOUNTS..............................................   34
FEDERAL TAX CONSIDERATIONS.............................................   36
  A.  Qualified and Non-Qualified Contracts............................   37
  B.  Taxation of the Contracts in General.............................   37
      Withdrawals Prior to Annuitization...............................   37
      Annuity Payouts After Annuitization..............................   38
      Penalty on Distribution..........................................   38
      Assignments or Transfers.........................................   38
      Non-Natural Owners...............................................   39
        Deferred Compensation Plans of State and Local Government and
          Tax-Exempt Organizations.....................................   39
  C.  Tax Withholding..................................................   39
  D.  Provisions Applicable to Qualified Employer Plans................   39
      Corporate and Self-Employed Pension and Profit Sharing Plans.....   39
      Individual Retirement Annuities..................................   40
      Tax-Sheltered Annuities..........................................   40
      Texas Optional Retirement Program................................   40
REPORTS................................................................   40
LOANS (QUALIFIED CONTRACTS ONLY).......................................   40
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS......................   41
CHANGES TO COMPLY WITH LAW AND AMENDMENTS..............................   42
VOTING RIGHTS..........................................................   42
DISTRIBUTION...........................................................   42
LEGAL MATTERS..........................................................   43
FURTHER INFORMATION....................................................   43
APPENDIX A -- MORE INFORMATION ABOUT THE FIXED ACCOUNT.................   44
APPENDIX B -- SURRENDER CHARGES AND THE MARKET VALUE ADJUSTMENT........   45

                      STATEMENT OF ADDITIONAL INFORMATION
                               TABLE OF CONTENTS

                                                                         PAGE
                                                                         ----
GENERAL INFORMATION AND HISTORY........................................
TAXATION OF THE VARIABLE ACCOUNT AND THE COMPANY.......................
SERVICES...............................................................
UNDERWRITERS...........................................................
ANNUITY BENEFIT PAYMENTS...............................................
EXCHANGE OFFER.........................................................
PERFORMANCE INFORMATION................................................
TAX-DEFERRED ACCUMULATION..............................................
FINANCIAL STATEMENTS...................................................

    THE CONTRACTS OFFERED BY THIS PROSPECTUS MAY NOT BE AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

                                 SPECIAL TERMS

ACCUMULATED VALUE: the sum of the value of all Accumulation Units in the Sub-Accounts and of the value of all accumulations in the Fixed Account and Guarantee Period Accounts then credited to the Contract on any date before the Annuity Date.

ACCUMULATION UNIT: a measure of the Owner's interest in a Sub-Account before annuity benefit payments begin.

ANNUITANT: the person designated in the Contract upon whose life annuity benefit payments are to be made.

ANNUITY DATE: the date on which annuity benefit payments begin as specified pursuant to the Contract.

ANNUITY UNIT: a measure of the value of the periodic annuity benefit payments under the Contract.

FIXED ACCOUNT: the part of the Company's General Account that guarantees principal and a fixed minimum interest rate and to which all or a portion of a payment or transfer under this Contract may be allocated.

FIXED ANNUITY PAYOUT: an Annuity in the payout phase providing for annuity benefit payments which remain fixed in amount throughout the annuity benefit payment period selected.

GENERAL ACCOUNT: all the assets of the Company other than those held in a separate account.

GUARANTEE PERIOD: the number of years that a Guaranteed Interest Rate is credited.

GUARANTEE PERIOD ACCOUNT: an account which corresponds to a Guaranteed Interest Rate for a specified Guarantee Period and is supported by assets in a non-unitized separate account.

GUARANTEED INTEREST RATE: the annual effective rate of interest, after daily compounding, credited to a Guarantee Period Account.

MARKET VALUE ADJUSTMENT: a positive or negative adjustment assessed if any portion of a Guarantee Period Account is withdrawn or transferred prior to the end of its Guarantee Period.

OWNER: the person, persons or entity entitled to exercise the rights and privileges under this Contract. Joint Owners are permitted if one of the two is the Annuitant.

SUB-ACCOUNT: a subdivision of the Variable Account. Each Sub-Account available under the Contract invests exclusively in the shares of a corresponding portfolio of Investors Fund Series.

SURRENDER VALUE: the Accumulated Value of the Contract on full surrender after application of any Contract fee, contingent deferred sales charge, and Market Value Adjustment.

UNDERLYING PORTFOLIOS (OR PORTFOLIOS): Money Market, Total Return High Yield, Growth, Government Securities, International, Small Cap Growth, Investment Grade Bond, Value, Small Cap Value, Value+Growth, Horizon 20+, Horizon 10+, Horizon 5, Global Income and Blue Chip Portfolios of Investors Fund Series.

VALUATION DATE: a day on which the net asset value of the shares of any of the Underlying Portfolios is determined and unit values of the Sub-Accounts are determined. Valuation Dates currently occur on each day on which the New York Stock Exchange is open for trading, as well as each day otherwise required.

VARIABLE ACCOUNT: Separate Account KGC, one of the Company's separate accounts, consisting of assets segregated from other assets of the Company. The investment performance of the assets of the Variable Account is determined separately from the other assets of the Company, and are not chargeable with liabilities arising out of any other business which the Company may conduct.

VARIABLE ANNUITY PAYOUT: an Annuity in the payout phase providing for payments varying in amount in accordance with the investment experience of certain of the Portfolios.

                                    SUMMARY

WHAT IS THE KEMPER GATEWAY CUSTOM VARIABLE ANNUITY?

    The Kemper Gateway Custom variable annuity contract is an insurance contract designed to help you accumulate assets for your retirement or other important financial goals on a tax-deferred basis. The Contract combines the concept of professional money management with the attributes of an annuity contract. Features available through the Contract include:

    - A customized investment portfolio

    - 16 IFS Portfolios

    - 1 Fixed Account

    - 9 Guarantee Period Accounts

    - Experienced professional portfolio managers

    - Tax deferral on earnings

    - Guarantees that can protect your beneficiaries during the accumulation phase.

    - Income that can be guaranteed for life

    The Contract has two phases, an accumulation phase and, if you choose to annuitize, an annuity payout phase. During the accumulation phase, your initial payment and any additional payments you choose to make may be allocated to the combination of portfolio of securities ("Portfolios") under your Contract, to the Guarantee Period Accounts, and to the Fixed Account. You select the investment options most appropriate for your investment needs. As those needs change, you may also change your allocation without incurring any tax consequences. Your Contract's Accumulated Value is based on the investment performance of the Portfolios and any accumulations in the Guarantee Period and Fixed Accounts. No income taxes are paid on any earnings under the Contract unless and until Accumulated Values are withdrawn. In addition, during the accumulation phase, your beneficiaries receive certain protections and guarantees in the event of the Annuitant's death. See discussion below "WHAT HAPPENS UPON DEATH DURING THE ACCUMULATION PHASE?"

WHAT HAPPENS IN THE ANNUITY PAYOUT PHASE?

    During the annuity payout phase, the Annuitant can receive income based on several annuity payout options. You choose the annuity payout option and the date for annuity benefit payments to begin. You also decide whether you want variable annuity benefit payments based on the investment performance of certain Portfolios, fixed annuity benefit payments with payment amounts guaranteed by the Company, or a combination of fixed and variable annuity benefit payments. Among the payout options available during the annuity payout phase are:

    - periodic payments for your lifetime (assuming you are the Annuitant);

    - periodic payments for your life and the life of another person selected by you;

    - periodic payments for your lifetime with guaranteed payments continuing to your beneficiary for 10 years in the event that you die before the end of ten years;

    - periodic payments over a specified number of years (1 to 30); under this option you may reserve the right to convert remaining payments to a lump-sum payout by electing a "commutable" option.

WHO ARE THE KEY PERSONS UNDER THE CONTRACT?

    The Contract is between you, (the Owner) and us, First Allmerica Financial Life Insurance Company ("the Company"). Each Contract has an Owner (or an Owner and a Joint Owner, in which case one of the two also must be the Annuitant), an Annuitant and a beneficiary. As Owner, you make payments, choose investment allocations and select the Annuitant and beneficiary. The Annuitant is the individual to receive annuity benefit payments under the Contract. The beneficiary is the person who receives any payment on the death of the Owner or Annuitant.

HOW MUCH CAN I INVEST AND HOW OFTEN?

    The number and frequency of your payments are flexible, subject to the minimum and maximum payments stated in "A. Payments."

WHAT ARE MY INVESTMENT CHOICES?

    The Contract permits net payments to be allocated among the Sub-Accounts investing in the Portfolios, the Guarantee Period Accounts, and the Fixed Account.

    VARIABLE ACCOUNT. You have a choice of Sub-Accounts investing in the following 16 Portfolios of IFS:

MONEY MARKET PORTFOLIO                                 VALUE PORTFOLIO ]
TOTAL RETURN PORTFOLIO                                 SMALL CAP VALUE PORTFOLIO
HIGH YIELD PORTFOLIO                                   VALUE+GROWTH PORTFOLIO
GROWTH PORTFOLIO                                       HORIZON 20+ PORTFOLIO
GOVERNMENT SECURITIES PORTFOLIO                        HORIZON 10+ PORTFOLIO
INTERNATIONAL PORTFOLIO                                HORIZON 5 PORTFOLIO
SMALL CAP GROWTH PORTFOLIO                             GLOBAL INCOME PORTFOLIO
INVESTMENT GRADE BOND PORTFOLIO                        BLUE CHIP PORTFOLIO

    For a more detailed description of the Portfolios, see "INVESTMENT OBJECTIVES AND POLICIES."

    GUARANTEE PERIOD ACCOUNTS. Assets supporting the guarantees under the Guarantee Period Accounts are held in the Company's Separate Account GPA, a non-unitized insulated separate account. Values and benefits calculated on the basis of Guarantee Period Account allocations, however, are obligations of the Company's General Account. Amounts allocated to a Guarantee Period Account earn a Guaranteed Interest Rate declared by the Company. The level of the Guaranteed Interest Rate depends on the number of years of the Guarantee Period selected. The Company currently makes available nine Guarantee Periods ranging from two to ten years in duration. Once declared, the Guaranteed Interest Rate will not change during the duration of the Guarantee Period. If amounts allocated to a Guarantee Period Account are transferred, surrendered or applied to any annuity option at any time other than the day following the last day of the applicable Guarantee Period, a Market Value Adjustment will apply that may increase or decrease the Account's value. For more information about the Guarantee Period Accounts and the Market Value Adjustment, see "GUARANTEE PERIOD ACCOUNTS."

    FIXED ACCOUNT. The Fixed Account is part of the General Account, which consists of all the Company's assets other than those allocated to the Variable Account and any other separate account. Allocations to the Fixed Account are guaranteed as to principal and a minimum rate of interest. Additional excess interest may be declared periodically at the Company's discretion. Furthermore, the initial rate in effect on the date an amount is allocated to the Fixed Account will be guaranteed for one year from that date. For more information about the Fixed Account see "APPENDIX A. MORE INFORMATION ABOUT THE FIXED ACCOUNT."

WHO ARE THE PORTFOLIO MANAGERS?

    Zurich Kemper Investments, Inc. ("ZKI") is the investment manager of each Portfolio of IFS other than the Value and Small Cap Value Portfolios which are managed by Dreman Value Advisors, Inc. ("DVA"), a wholly owned subsidiary of ZKI. ZKI and DVA provide each Portfolio with continuous professional investment supervision. DVA is also the sub-adviser for the Value+Growth, Horizon 20+, Horizon 10+, and Horizon 5 Portfolios. Under the terms of its Sub-Advisory Agreement with ZKI, DVA will manage the value portion of each of these Portfolios and will provide such other investment advice, research and assistance as ZKI may, from time to time, reasonably request. Zurich Investment Management Limited ("ZIML"), an affiliate of ZKI, is a sub-adviser for certain Portfolios described below. Under the terms of the Sub-Advisory Agreement between ZIML and ZKI for the Total Return, High Yield, Growth, International, Small Cap Growth, Investment Grade Bond, Value+Growth, Horizon 20+, Horizon 10+, Horizon 5, Global Income and Blue Chip Portfolios, ZIML renders investment advisory and management services with regard to that portion of a Portfolio's assets as may be allocated by ZKI to ZIML from time to time for management of foreign securities. Zurich Investment Management, Inc. ("ZIM"), a wholly owned subsidiary of ZKI, is the investment manager of the Guarantee Period Accounts pursuant to an investment advisory agreement between the Company and ZIM.

CAN I MAKE TRANSFERS AMONG THE ACCOUNTS?

    Yes. Prior to the Annuity Date, you may transfer among the Sub-Accounts investing in the Portfolios, the Guarantee Period Accounts, and the Fixed Account. You will incur no current taxes on transfers while your money remains in the Contract. You also may elect Automatic Account Rebalancing to ensure assets remain allocated according to a desired mix or choose automatic dollar cost averaging to gradually move money into one or more Portfolios. See "C. Transfer Privilege."

WHAT IF I NEED MY MONEY BEFORE MY ANNUITY PAYOUT PHASE BEGINS?

    You may surrender your Contract or make withdrawals any time before your annuity payout phase begins. Each year you can take without a surrender charge 15% of the Contract's Accumulated Value or, if you are both an Owner and the Annuitant, an amount based on your life expectancy. A 10% tax penalty may apply on all amounts deemed to be earnings if you are under age 59 1/2. Additional amounts may be withdrawn at anytime but may be subject to the surrender charge for payments that have not been invested in the Contract for more than six years. (A Market Value Adjustment may apply to any withdrawal made from a Guarantee Period Account prior to the expiration of the Guarantee Period.)

WHAT HAPPENS UPON DEATH DURING THE ACCUMULATION PHASE?

    If the Annuitant, Owner or Joint Owner should die before the Annuity Date, a death benefit will be paid to the beneficiary. Upon the death of the Annuitant (or an Owner who is also an Annuitant), a standard Annuitant death benefit will be paid. The standard Annuitant death benefit is equal to the GREATER of:

    - The Accumulated Value increased by any positive Market Value Adjustment;
      or

    - Gross payments reduced proportionately to reflect withdrawals (for each withdrawal, the proportionate reduction is calculated as the death benefit under this option immediately prior to the withdrawal, multiplied by the withdrawal amount, and divided by the Accumulated Value immediately prior to the withdrawal).

    If the Owner elects the Enhanced Death Benefit Rider, the Annuitant death benefit will be the greatest of:

    - The Accumulated Value increased by any positive Market Value Adjustment;

    - Gross payments, reduced proportionately to reflect withdrawals; or

    The death benefit that would have been payment on the most recent Contract anniversary, increased for subsequent payments and reduced proportionately to reflect withdrawals after that date.

    A separate charge is made for the Enhanced Death Benefit Rider. See "Death Benefit" under "DESCRIPTION OF THE CONTRACT."

    Regardless of whether the Enhanced Death Benefit Rider is in effect, if an Owner who is not also the Annuitant dies during the Accumulation Phase, the death benefit will equal the Accumulated Value of the Contract increased by any positive Market Value Adjustment. If the Annuitant dies after the Annuity Date but before all guaranteed annuity benefit payments have been made, the remaining payments will be paid to the beneficiary at least as rapidly as under the annuity option in effect. See "Death Benefit."

    At the death of an Owner who is not also the Annuitant during the Accumulation phase, the death benefit will equal the Accumulated Value of the Contract increased by any positive Market Value Adjustment.

    (If the Annuitant dies after the Annuity Date but before all guaranteed annuity benefit payments have been made, the remaining payments will be paid to the beneficiary at least as rapidly as under the annuity option in effect. See "F. Death Benefit.")

WHAT CHARGES WILL I INCUR UNDER MY CONTRACT?

    At each Contract anniversary and upon surrender, if the Accumulated Value is less than $50,000, the Company will deduct a $30Contract fee from the Contract. There will be no Contract fee if the Accumulated Value is $50,000 or more. The Contract fee is waived for a Contract issued to and maintained by a trustee of a 401(k) plan.

    Should you decide to surrender the Contract, make withdrawals, or receive payments under certain annuity options, you may be subject to a contingent deferred sales charge. If applicable, this charge will be between 2% and 7% of payments withdrawn, based on when the payments were made.

    Depending upon the state in which you live, a deduction for state and local premium taxes, if any, may be made as described under "C. Premium Taxes."

    Currently, the Company makes no charge for processing transfers. The first 12 transfers in a Contract year are guaranteed to be free of a transfer charge. For each subsequent transfer in a Contract year, the Company reserves the right to assess a charge which is guaranteed never to exceed $25.

    The Company will deduct, on a daily basis, an annual mortality and expense risk charge and administrative expense charge equal to 0.95% and 0.15%, respectively, of the average daily net assets invested in each Portfolio. The Portfolios will incur certain management fees and expenses described more fully in "Other Charges" and in the IFS prospectus which accompanies this Prospectus.

    Three optional riders (Enhanced Death Benefit Rider, Living Benefits Rider, and Disability Rider) are available for an additional charge of 0.25%, 0.05% and 0.05%, respectively, which is deducted in arrears on a monthly basis. Due to state law restrictions, the Living Benefits Rider and the Disability Rider are not available under New York Contracts. For more information, see "Living Benefits Rider" and Disability Rider" under "CHARGES AND DEDUCTIONS," and "F. Death Benefit" under "DESCRIPTION OF THE CONTRACT."

    For more information, see "CHARGES AND DEDUCTIONS."

CAN I EXAMINE THE CONTRACT?

    Yes. Your Contract will be delivered to you after your purchase. If you return the Contract to the Company within ten days of receipt, the Contract will be canceled. If you cancel the Contract, you will receive a refund of the greater of (1) any amounts allocated to the Fixed and Guarantee Period Accounts and the Accumulated Value of any amounts allocated to the Sub-Accounts (plus any fees or charges that may have been deducted), or (2) your entire payment. See "B. Right to Revoke Contract."

CAN I MAKE FUTURE CHANGES UNDER MY CONTRACT?

    There are several changes you can make after receiving your Contract:

    - You may assign your ownership to someone else, except under certain qualified plans.

    - You may change the beneficiary, unless you have designated a beneficiary irrevocably.

    - You may change your allocation of payments.

    - You may make transfers of Contract value among your current investments without any tax consequences.

    - You may cancel the Contract within ten days of delivery (or longer if required by law).

                        ANNUAL AND TRANSACTION EXPENSES

    The following tables show charges under your Contract, expenses of the Sub-Accounts, and expenses of the Portfolios. In addition to the charges and expenses described below, premium taxes are applicable in some states and deducted as described under "C. Premium Taxes."

CONTRACT CHARGES

                                                                                             YEARS FROM DATE
                                                                                                OF PAYMENT      CHARGE
                                                                                             ----------------  ---------
CONTINGENT DEFERRED SALES CHARGE:                                                                  0-1              7.0%
 This charge may be assessed upon surrender, withdrawal or annuitization                            2               6.0%
 under any commutable period certain option or a non-commutable period                              3               5.0%
 certain option of less than ten years. The charge is a percentage of                               4               4.0%
 payments applied to the amount surrendered (in excess of any amount                                5               3.0%
 that is free of charge) within the indicated time periods.                                         6               2.0%
                                                                                                Thereafter          0.0%
TRANSFER CHARGE:                                                                                                    None
 The Company currently makes no charge for processing transfers and guarantees that the first 12 transfers in a Contract year will not be subject to a transfer charge. For each subsequent transfer, the Company reserves the right to assess a charge, guaranteed never to exceed $25, to reimburse the Company for processing costs.
CONTRACT FEE:                                                                                                  $      30
 The Contract fee is deducted annually and upon surrender prior to the Annuity Date when the Accumulated Value is less than $50,000. The fee is waived for a Contract issued to and maintained by the trustee of a 401(k) plan.
SUB-ACCOUNT EXPENSES:
 (on annual basis as percentage of average daily net assets)
Mortality and Expense Risk Charge:                                                                                 0.95%
Administrative Expense Charge:                                                                                     0.15%
                                                                                                               ---------
Total Asset Charge:                                                                                                1.10%

PORTFOLIO EXPENSES:
-----------------------------------------------------------
 (annual basis as percentage of average daily net assets)
                                                               MANAGEMENT        OTHER        TOTAL
PORTFOLIO                                                          FEE         EXPENSES     EXPENSES
-----------------------------------------------------------  ---------------  -----------  -----------
Money Market...............................................         0.50%          0.10%        0.60%
Total Return...............................................         0.55%          0.04%        0.59%
High Yield.................................................         0.60%          0.05%        0.65%
Growth.....................................................         0.60%          0.04%        0.64%
Government Securities......................................         0.55%          0.11%        0.66%
International..............................................         0.75%          0.21%        0.96%
Small Cap Growth...........................................         0.75%          0.10%        0.75%
Investment Grade Bond......................................         0.60%          0.25%*       0.85%
Value......................................................         0.75%          0.20%*       0.95%
Small Cap Value............................................         0.75%          0.20%*       0.95%
Value+Growth...............................................         0.75%          0.20%*       0.95%
Horizon 20+................................................         0.60%          0.25%*       0.85%
Horizon 10+................................................         0.60%          0.20%*       0.80%
Horizon 5..................................................         0.60%          0.30%*       0.90%
Global Income..............................................         0.75%          0.30%*       1.05%
Blue Chip..................................................         0.65%          0.30%*       0.95%

*Estimated First-Year Expenses

    EXAMPLES. The following examples demonstrate the cumulative expenses which would be paid by the Owner at 1-year, 3-year, 5-year and 10-year intervals under certain contingencies. Each example assumes a $1,000 investment in a Sub-Account and a 5% annual return on assets, as required by rules of the SEC. Because the expenses of the Portfolios differ, separate examples are used to illustrate the expenses incurred by an Owner on an investment in the various Sub-Accounts.

    THE INFORMATION GIVEN UNDER THE FOLLOWING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

    (1) If, at the end of the applicable period, you surrender the Contract or annuitize* under a commutable variable period certain option or a non-commutable period certain option of less than ten years, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:

UNDERLYING PORTFOLIO                                           1 YEAR       3 YEARS      5 YEARS     10 YEARS
-----------------------------------------------------------  -----------  -----------  -----------  -----------
Money Market...............................................   $      79    $     100    $     122    $     201
Total Return...............................................   $      79    $     100    $     122    $     200
High Yield.................................................   $      79    $     102    $     125    $     206
Growth.....................................................   $      79    $     102    $     124    $     205
Government Securities......................................   $      79    $     102    $     125    $     207
International..............................................   $      82    $     111    $     140    $     239
Small Cap Growth...........................................   $      80    $     105    $     130    $     217
Investment Grade Bond......................................   $      81    $     108    $     135    $     227
Value......................................................   $      82    $     111    $     140    $     238
Small Cap Value............................................   $      82    $     111    $     140    $     238
Value+Growth...............................................   $      82    $     111    $     140    $     238
Horizon 20+................................................   $      81    $     108    $     135    $     227
Horizon 10+................................................   $      81    $     106    $     132    $     222
Horizon 5..................................................   $      82    $     109    $     137    $     232
Global Income..............................................   $      83    $     113    $     145    $     248
Blue Chip..................................................   $      82    $     111    $     142    $     238

    (2) If, at the end of the applicable time period, you annuitize* under a life option or a non-commutable period certain option of ten years or longer, or if you do not surrender or annuitize the Contract, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:

UNDERLYING PORTFOLIO                                           1 YEAR       3 YEARS      5 YEARS     10 YEARS
-----------------------------------------------------------  -----------  -----------  -----------  -----------
Money Market...............................................   $      17    $      54    $      92    $     201
Total Return...............................................   $      17    $      53    $      92    $     200
High Yield.................................................   $      18    $      55    $      95    $     206
Growth.....................................................   $      18    $      55    $      94    $     205
Government Securities......................................   $      18    $      55    $      95    $     207
International..............................................   $      21    $      65    $     111    $     239
Small Cap Growth...........................................   $      19    $      58    $     100    $     217
Investment Grade Bond......................................   $      20    $      61    $     105    $     227
Value......................................................   $      21    $      64    $     110    $     238
Small Cap Value............................................   $      21    $      64    $     110    $     238
Value+Growth...............................................   $      21    $      64    $     110    $     238
Horizon 20+................................................   $      20    $      61    $     105    $     227
Horizon 10+................................................   $      19    $      60    $     103    $     222
Horizon 5..................................................   $      20    $      63    $     108    $     232
Global Income..............................................   $      22    $      67    $     115    $     248
Blue Chip..................................................   $      21    $      64    $     110    $     238

    As required in rules promulgated under the Investment Company Act of 1940 Act (the "1940 Act"), the Contract fee is reflected in the examples by a method to show the "average" impact on an investment in the Variable Account. The total Contract fees collected are divided by the total average net assets attributable to the Contract. The resulting percentage is 0.03%, and the amount of the Contract fee is assumed to be $0.30 in the examples. The Contract fee is deducted only when the accumulated value is less than $50,000. Lower costs apply to Contracts owned and maintained under a 401(k) plan.

    * The Contract fee is not deducted after annuitization. No contingent deferred sales charge is assessed at the time of annuitization under an option including a life contingency or under a non-commutable period certain option of ten years or longer.

    OPTIONAL BENEFIT RIDERS. Subject to state availablity, the Company offers three optional benefit riders that may be elected by the Owner. A separate monthly charge is made for each rider selected. The applicable charge is equal to Accumulated Value on the last day of each month and on the date a rider is terminated multiplied by 1/12th of the following annual percentage rates:

Enhanced Death Benefit Rider............................................      0.25%
Disability Rider........................................................      0.05%
Living Benefits Rider...................................................      0.05%

                            PERFORMANCE INFORMATION

    The Contract first was offered to the public in 1997. The Company and IFS, however, may advertise "Total Return" and "Average Annual Total Return" performance information based on the periods that the Portfolios have been in existence. The results for any period prior to the Contract being offered will be calculated as if the Contract had been offered during that period of time, with all charges assumed to be those applicable to the Sub-Accounts, the Portfolios, and (in TABLE 1) assuming that the Contract is surrendered at the end of the applicable period.

    The "Total Return" of a Sub-Account refers to the total of the income generated by an investment in the Sub-Account and of the changes in the value of the principal (due to realized and unrealized capital gains or losses) for a specified period, reduced by certain charges, and expressed as a percentage of the investment.

    The "Average Annual Total Return" represents the average annual percentage change in the value of an investment in a Sub-Account over a given period of time. Average Annual Total Return represents averaged figures as opposed to the actual performance of a Sub-Account, which will vary from year to year.

    The "Yield" of the Sub-Account investing in the Money Market Portfolio refers to the income generated by an investment in the Sub-Account over a seven-day period (which period will be specified in the advertisement). This income is then "annualized" by assuming that the income generated in the specific week is generated over a 52-week period. This annualized Yield is shown as a percentage of the investment. The "Effective Yield" calculation is similar but, when annualized, the income earned by an investment in the Sub-Account is assumed to be reinvested. Thus the "Effective Yield" will be slightly higher than the "Yield" because of the compounding effect of this assumed reinvestment.

    The Total Return, Yield, and Effective Yield figures are adjusted to reflect the Sub-Account's asset charges. The total return figures also reflect the $30 annual Contract fee and the contingent deferred sales charge which would be assessed if the investment were completely surrendered at the end of the specified period.

    The Company and IFS also may advertise supplemental total return performance information. Supplemental total return refers to the total of the income generated by an investment in the Sub-Account and of the changes in value of the principal invested (due to realized and unrealized capital gains or losses), adjusted by the Sub-Account's annual asset charges, and expressed as a percentage of the investment. Because it is assumed that the investment is NOT surrendered at the end of the specified period, the contingent deferred sales charge is NOT included in the calculation of supplemental total return. (See TABLE 2)

    Performance information for a Sub-Account may be compared, in reports and promotional literature, to: (1) the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), Shearson Lehman Aggregate Bond Index or other unmanaged indices so that investors may compare the Sub-Account results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general;
(2) other groups of variable annuity variable accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment products by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons, who rank such investment products on overall performance or other criteria; or (3) the Consumer Price Index (a measure for inflation) to assess the real rate of return from an investment in the Sub-Account. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

    PERFORMANCE INFORMATION FOR ANY SUB-ACCOUNT REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT IN THE SUB-ACCOUNT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE INVESTMENT PORTFOLIO OF THE PORTFOLIO IN WHICH THE SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                    TABLE I
       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31, 1996
                  (ASSUMING COMPLETE SURRENDER OF INVESTMENT)

                                                                                                             10 YEARS
                                                                                    YEAR                    (OR SINCE
                                                                                   ENDED:         5        INCEPTION IF
UNDERLYING PORTFOLIO                                                              12/31/96      YEARS         LESS)*
-------------------------------------------------------------------------------  ----------  ------------  ------------
Money Market...................................................................      -1.94%         2.52%         4.66%
Total Return...................................................................       8.66%         7.11%        10.72%
High Yield.....................................................................       6.15%        11.52%         9.95%
Growth.........................................................................      13.35%        11.44%        13.26%
Government Securities..........................................................      -4.55%         4.39%         6.54%
International..................................................................       8.41%           N/A         9.27%
Small Cap Growth...............................................................      19.69%           N/A        20.20%
Investment Grade Bond..........................................................         N/A           N/A        -3.25%
Value..........................................................................         N/A           N/A         9.62%
Small Cap Value................................................................         N/A           N/A        -4.85%
Value+Growth...................................................................         N/A           N/A         7.05%
Horizon 20+....................................................................         N/A           N/A         7.77%
Horizon 10+....................................................................         N/A           N/A         4.03%
Horizon 5......................................................................         N/A           N/A         2.37%
Global Income..................................................................         N/A           N/A           N/A
Blue Chip......................................................................         N/A           N/A           N/A

                                    TABLE 2
       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31, 1996
                     (ASSUMING NO SURRENDER OF INVESTMENT)

                                                                                                             10 YEARS
                                                                                        YEAR                 (OR SINCE
                                                                                       ENDED:        5       INCEPTION
UNDERLYING PORTFOLIO                                                                  12/31/96     YEARS     IF LESS)*
------------------------------------------------------------------------------------  ---------  ---------  -----------
Money Market........................................................................      3.89%      3.05%        5.76%
Total Return........................................................................     15.53%      7.56%       12.19%
High Yield..........................................................................     12.86%     11.90%       12.58%
Growth..............................................................................     20.35%     11.82%       13.34%
Government Securities...............................................................      1.49%      4.89%        6.54%
International.......................................................................     15.27%        N/A        9.69%
Small Cap Growth....................................................................     26.69%        N/A       21.57%
Investment Grade Bond...............................................................        N/A        N/A        2.87%
Value...............................................................................        N/A        N/A       16.56%
Small Cap Value.....................................................................        N/A        N/A        1.17%
Value+Growth........................................................................        N/A        N/A       13.82%
Horizon 20+.........................................................................        N/A        N/A       14.58%
Horizon 10+.........................................................................        N/A        N/A       10.41%
Horizon 5...........................................................................        N/A        N/A        8.84%
Global Income.......................................................................        N/A        N/A          N/A
Blue Chip...........................................................................        N/A        N/A          N/A

    *The inception dates for the Portfolios are: 3/5/82 for Money Market, Total Return and High Yield; 12/9/83 for Growth; 9/3/87 for Government Securities; 1/6/92 for International; 5/2/94 for the Small Cap Growth; 5/1/96 for Investment Grade Bond, Value, Small Cap Value, Value+Growth, Horizon 20+, Horizon 10+, Horizon 5; and 5/1/97 for Global Income and Blue Chip.

               DESCRIPTION OF THE COMPANY, THE VARIABLE ACCOUNT,
                           AND INVESTORS FUND SERIES

    THE COMPANY. The Company, organized under the laws of Massachusetts in 1844, is the fifth oldest life insurance company in America. As of December 31, 1996, the Company and its subsidiaries had over $13.3 billion in combined assets and over $45.3 billion of life insurance in force. Effective October 16, 1995, the Company converted from a mutual life insurance company known as State Mutual Life Assurance Company of America to a stock life insurance company and adopted its present name. The Company is a wholly owned subsidiary of Allmerica Financial Corporation ("AFC"). The Company's principal office is located at 440 Lincoln Street, Worcester MA 01653, Telephone 508-855-1000 ("Principal Office").

    The Company is subject to the laws of the Commonweatlh of Massachusetts governing insurance companies and to regulation by the Commissioner of Massachusetts. In addition, the Company is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate.

    VARIABLE ACCOUNT. Separate Account KGC ("Variable Account") is a separate investment account of the Company with 16 Sub-Accounts. The assets used to fund the variable portions of the Contract are set aside in Sub-Accounts kept separate from the general assets of the Company. Each Sub-Account invests in a corresponding investment series ("Portfolio") of Investors Fund Series. Each Sub-Account is administered and accounted for as part of the general business of the Company. The income, capital gains, or capital losses of each Sub-Account , however, are allocated to each Sub-Account, without regard to any other income, capital gains or capital losses of the Company. Under Massachusetts law, the assets of the Variable Account may not be charged with any liabilities arising out of any other business of the Company.

    The Variable Account was authorized by vote of the Board of Directors of the Company on June 13, 1996. The Variable Account meets the definition of "separate account" under federal securities laws, and is registered with the SEC as a unit investment trust under the 1940 Act. This registration does not involve the supervision of management or investment practices or policies of the Variable Account by the SEC.

    The Company reserves the right, subject to compliance with applicable law, to change the names of the Variable Account and the Sub-Accounts.

    INVESTORS FUND SERIES. The Variable Account invests in shares of Investors Fund Series, ("IFS"), a series-type mutual fund registered with the SEC as an open-end management investment company. Registration of IFS does not involve supervision of its management, investment practices or policies by the SEC. IFS is designed to provide an investment vehicle for certain variable annuity contracts and variable life insurance policies. Shares of the Portfolios of IFS are sold only to insurance company separate accounts.

                       INVESTMENT OBJECTIVES AND POLICIES

    The investment objectives of the 16 Portfolios of IFS are summarized below:

    MONEY MARKET PORTFOLIO seeks maximum current income to the extent consistent with stability of principal from a portfolio of high quality money market instruments that mature in 12 months or less.

    TOTAL RETURN PORTFOLIO seeks a high total return, a combination of income and capital appreciation, by investing in a combination of debt securities and common stocks.

    HIGH YIELD PORTFOLIO seeks to provide a high level of current income by investing in fixed-income securities.

    GROWTH PORTFOLIO seeks maximum appreciation of capital through diversification of investment securities having potential for capital appreciation.

    GOVERNMENT SECURITIES PORTFOLIO seeks high current return consistent with preservation of capital from a portfolio composed primarily of U.S. Government securities.

    INTERNATIONAL PORTFOLIO seeks total return, a combination of capital growth and income, principally through an internationally diversified portfolio of equity securities.

    SMALL CAP GROWTH PORTFOLIO seeks maximum appreciation of investors' capital from a portfolio primarily of growth stocks of smaller companies.

    INVESTMENT GRADE BOND PORTFOLIO seeks high current income by investing primarily in a diversified portfolio of investment grade debt securities.

    VALUE PORTFOLIO seeks to achieve a high rate of total return from a portfolio primarily of value stocks of larger companies.

    SMALL CAP VALUE PORTFOLIO seeks long-term capital appreciation from a portfolio primarily of value stocks of smaller companies.

    VALUE+GROWTH PORTFOLIO seeks growth of capital through professional management of a portfolio of growth and value stocks.

    HORIZON 20+ PORTFOLIO, designed for investors with approximately a 20+ year investment horizon, seeks growth of capital, with income as a secondary objective.

    HORIZON 10+ PORTFOLIO, designed for investors with approximately a 10+ year investment horizon, seeks a balance between growth of capital and income, consistent with moderate risk.

    HORIZON 5 PORTFOLIO, designed for investors with approximately a five- year investment horizon, seeks income consistent with preservation of capital, with growth of capital as a secondary objective.

    GLOBAL INCOME PORTFOLIO seeks high current income consistent with prudent total return asset management by investing primarily in investment grade foreign and domestic fixed income securities.

    BLUE CHIP PORTFOLIO seeks growth of capital and of income by investing primarily in common stocks of well capitalized, established companies having potential for growth of capital, earnings and dividends.

    There is no assurance that any of the Portfolios of IFS will achieve its objective as stated in IFS's prospectus. Each Portfolio is diversified except for the Global Income Portfolio. More detailed information, including a description of risks involved in investing in each of the portfolios, may be found in the prospectus for IFS, which must accompany or precede this Prospectus, and IFS's Statement of Additional Information available upon request from IFS, 222 South Riverside Plaza, Chicago, IL 60606. Please read the prospectus of IFS carefully before investing.

                         INVESTMENT MANAGEMENT SERVICES

    Responsibility for overall management of IFS rests with the Board of Trustees and officers of IFS. ZKI is the investment manager of each Portfolio other than the Value and Small Cap Value Portfolios who are managed by DVA, a wholly owned subsidiary of ZKI. ZKI and DVA provide each Portfolio with continuous professional investment supervision. DVA is also the sub-adviser for the Value+Growth, Horizon 20+, Horizon 10+, and Horizon 5 Portfolios. Under the terms of its Sub-Advisory Agreement with ZKI, DVA will manage the value portion of each of these Portfolios and will provide such other investment advice, research and assistance as ZKI may, from time to time, reasonably request. ZIML, an affiliate of ZKI, is a sub-adviser of certain Portfolios of the

Fund described below. Under the terms of the Sub-Advisory Agreement between ZIML and ZKI for the Total Return, High Yield, Growth, Small Cap Growth, Investment Grade Bond, Value+Growth, Horizon 20+, Horizon 10+, Horizon 5, and Blue Chip Portfolios, ZIML renders investment advisory and management services with regard to that portion of a Portfolio's assets as may be allocated by ZKI to ZIML from time to time for management of foreign securities, including foreign currency transactions and related investments. Under the terms of the Sub-Advisory Agreement between ZIML and ZKI for the International and Global Income Portfolios, ZIML renders investment advisory and management services with regard to that portion of the Portfolio's assets as may be allocated by ZKI to ZIML from time to time for management, including services related to foreign securities, foreign currency transactions and related investments.

    For its services, ZKI is paid a management fee based upon the average daily net assets of such Portfolios, as follows: Money Market (.50 of 1%), Total Return (.55 of 1%), High Yield (.60 of 1%), Growth (.60 of 1%), Government Securities (.55 of 1%), International (.75 of 1%),, Small Cap Growth (.65 of 1%), Investment Grade Bond (.60 of 1%), Value+Growth (.75 of 1%), Horizon 20+ (.60 of 1%), Horizon 10+ (.60 of 1%), Horizon 5 (.60 of 1%), Global Income (.75 of 1%)and Blue Chip (.65 of 1%). DVA serves as the investment manager for the Value and Small Cap Value Portfolios and is paid a management fee at an annual rate of .75 of 1% of the average daily net assets of these Portfolios. ZKI pays DVA for its services as sub-adviser for the Value+Growth Portfolio, a sub-advisory fee, payable monthly at an annual rate of 0.25% of the portion of that Portfolio. ZKI also pays DVA an advisory fee, payable monthly, at an annual rate of 0.25% of the portion of average daily net assets of each Horizon Portfolio allocated by ZKI to DVA for management. ZKI pays ZIML for its services as a sub-advisory fee, payable monthly at the following annual rates applied to that portion of the average daily net assets of the applicable Portfolio allocated by ZKI to ZIML for management: 0.35% for the Growth, International, Small Cap Growth, Total Return, Value+Growth, Horizon 20+, Horizon 10+, Horizon 5, and Blue Chip Portfolios; and 0.30 for the High Yield, Investment Grade Bond and Global Income Portfolios. For more information, see the IFS prospectus and SAI.

                          DESCRIPTION OF THE CONTRACT

A.  PAYMENTS.

    The Company's underwriting requirements, which include receipt of the initial payment and allocation instructions by the Company at its Principal Office, must be met before a Contract can be issued. These requirements may also include the proper completion of an application; however, where permitted, the Company may issue a contract without completion of an application for certain classes of annuity contracts. Payments are to be made payable to the Company. A net payment is equal to the payment received less the amount of any applicable tax. The initial net payment will be credited to the Contract as of the date that all issue requirements are properly met. If all issue requirements are not complied with within five business days of the Company's receipt of the initial payment, the payment will be returned unless the Owner specifically consents to the holding of the initial payment until completion of any outstanding issue requirements. Subsequent payments will be credited as of the Valuation Date received at the Principal Office.

    Payments are not limited as to frequency and number, but there are certain limitations as to amount. Currently, the initial payment must be at least $2,000. Under a salary deduction or monthly automatic payment plan, the minimum initial payment is $167. In all cases, each subsequent payment must be at least $100. Where the contribution on behalf of an employee under an employer-sponsored retirement plan is less than $600 but more than $300 annually, the Company may issue a contract on the employee if the plan's average annual contribution per eligible plan participant is at least $600. The minimum allocation to a Guarantee Period Account is $1,000. If less than $1,000 is allocated to a Guarantee Period Account, the Company reserves the right to apply that amount to the Money Market Portfolio.

    Generally, unless otherwise requested, all payments will be allocated among the accounts in the same proportion that the initial net payment is allocated or, if subsequently changed, according to the most recent allocation instructions. However, any portion of the initial net payment and of additional net payments received during the Contract's first 15 days measured from the date of issue, allocated to any Sub-Account and/or any Guarantee Period Account, will be held in the Money Market Portfolio until the end of the 15-day period. Thereafter, these amounts will be allocated as requested.

    The Owner may change allocation instructions for new payments pursuant to a written or telephone request. If telephone requests are elected by the Owner, a properly completed authorization must be on file before telephone requests will be honored. The Company will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, the Company may be liable for any losses due to unauthorized or fraudulent instructions. The procedures the Company follows for transactions initiated by telephone include requirements that callers on behalf of an Owner identify themselves by name and identify the Annuitant by name, date of birth and social security number. All transfer instructions by telephone are tape recorded.

B.  RIGHT TO REVOKE CONTRACT.

    An Owner may revoke the Contract at any time within ten days after receipt of the Contract and receive a refund. In order to revoke the Contract, the Owner must mail or deliver the Contract to the agent through whom the Contract was purchased or to the Company's Principal Office at 440 Lincoln Street, Worcester, MA 01653. Mailing or delivery must occur on or before ten days after receipt of the Contract for revocation to be effective.

    Within seven days the Company will provide a refund equal to the greater of
(1) gross payments, or (2) any amounts allocated to the Fixed and Guarantee Perioid Accounts and the Accumulated Value of amounts allocates to the Sub-Accounts, plus any amounts deducted under the Contract or by the Portfolios for taxes, charges or fees.

    The liability of the Variable Account under this provision is limited to the Owner's Accumulated Value in the Sub-Accounts on the date of cancellation. Any additional amounts refunded to the Owner will be paid by the Company.

C.  TRANSFER PRIVILEGE.

    At any time prior to the Annuity Date an Owner may have amounts transferred among all accounts. Transfer values will be effected at the Accumulation Value next computed after receipt of the transfer order. The Company will make transfers pursuant to written or telephone requests. As discussed in "A. Payments," a properly completed authorization form must be on file before telephone requests will be honored. In Oregon and Massachusetts, payments and transfers to the Fixed Account are subject to certain restrictions. See "APPENDIX A. MORE INFORMATION ABOUT THE FIXED ACCOUNT."

    Transfers to a Guarantee Period Account must be at least $1,000. If the amount to be transferred to a Guarantee Period Account is less than $1,000, the Company may transfer that amount to the Sub-Account which invests in the Money Market Portfolio.

    AUTOMATIC TRANSFERS (DOLLAR COST AVERAGING) AND AUTOMATIC ACCOUNT REBALANCING OPTIONS. The Owner may elect automatic transfers of a predetermined dollar amount, not less than $100, on a periodic basis (monthly, bi-monthly, quarterly, semi-annually or annually) from the Sub-Account investing in the Money Market Portfolio or the Government Securities Portfolio, or from the Fixed Account (the source account) to one or more of the Sub-Accounts. Automatic transfers may not be made into the Fixed Account, the Guarantee Period Accounts or, if applicable, the Portfolio being used as the source account. If an automatic transfer would reduce the balance in the source account to less than $100, the entire balance will be transferred proportionately to the chosen Portfolios. Automatic transfers will continue until the amount in the source account on a transfer date is zero or the Owner's request to terminate the option is received by the Company. If additional amounts are allocated to the source account after its balance has fallen to zero, this option will not restart automatically, and the Owner must provide a new request to the Company.

    The Owner may request automatic rebalancing of Sub-Account allocations on a monthly, quarterly, semi-annual or annual basis in accordance with percentage allocations specified by the Owner. As frequently as specified by the Owner, the Company will review the percentage allocations in the Portfolios and, if necessary, transfer amounts to ensure conformity with the designated percentage allocation mix. If the amount necessary to re-establish the mix on any scheduled date is less than $100, no transfer will be made. Automatic Account Rebalancing will continue until the Owner's request to terminate the option is received by the Company.

    The Company reserves the right to limit the number of Portfolios that may be utilized for automatic transfers and rebalancing, and to discontinue either option upon advance written notice. The first automatic transfer and all subsequent transfers of that request in the same Contract year count as one transfer towards the 12 transfers which are guaranteed to be free of a transfer charge in each Contract year. Currently, Dollar Cost Averaging and Automatic Account Rebalancing may not be in effect simultaneously. Either option may be elected when the Contract is purchased or at a later date.

D.  SURRENDER.

    At any time prior to the Annuity Date, an Owner may surrender the Contract and receive its Surrender Value. The Owner must return the Contract and a signed, written request for surrender, satisfactory to the Company, to the Principal Office. The amount payable to the Owner upon surrender will be based on the Contract's Accumulated Value as of the Valuation Date on which the request and the Contract are received at the Principal Office.

    Before the Annuity Date, a contingent deferred sales charge may be deducted when a Contract is surrendered if payments have been credited to the Contract during the last six full Contract years. See "CHARGES AND DEDUCTIONS." The Contract fee will be deducted upon surrender of the Contract.

    After the Annuity Date, only a Contract under which future annuity benefit payments are limited to a specified period (as specified in the Period Certain Annuity Option ) may be surrendered. The Surrender Amount is the commuted value of any unpaid installments, computed on the basis of the assumed interest rate incorporated in such annuity benefit payments. No contingent deferred sales charge is imposed after the Annuity Date.

    Any amount surrendered normally is payable within seven days following the Company's receipt of the surrender request. The Company reserves the right to defer surrenders and withdrawals of amounts in each Sub-Account in any period during which (1) trading on the New York Stock Exchange is restricted as determined by the SEC or such Exchange is closed for other than weekends and holidays, (2) the SEC has, by order, permitted such suspension, or (3) an emergency, as determined by the SEC, exists such that disposal of Portfolio securities or valuation of assets of each separate account is not reasonably practicable.

    The right is reserved by the Company to defer surrenders and withdrawals of amounts allocated to the Company's Fixed Account and Guarantee Period Accounts for a period not to exceed six months.

    The surrender rights of Owners who are participants under Section 403(b) plans or who are participants in the Texas Optional Retirement Program ("Texas ORP") are restricted; see "FEDERAL TAX CONSIDERATIONS, "Tax Sheltered Annuities" and "Texas Optional Retirement Program."

    For important tax consequences which may result from surrender, see "FEDERAL TAX CONSIDERATIONS."

E.  WITHDRAWALS.

    At any time prior to the Annuity Date, an Owner may withdraw a portion of the Accumulated Value of his or her Contract, subject to the limits stated below. The Owner must file a signed, written request for withdrawals, satisfactory to the Company, at the Principal Office. The written request must indicate the dollar amount the Owner wishes to receive and the accounts from which such amount is to be withdrawn. The Contract value following the withdrawal will reflect an amount withdrawn equal to the amount requested by the Owner plus any applicable contingent deferred sales charge, as described under "CHARGES AND DEDUCTIONS." In addition, amounts withdrawn from a Guarantee Period Account prior to the end of the applicable Guarantee Period will be subject to a Market Value Adjustment, as described under "GUARANTEE PERIOD ACCOUNTS."

    Where allocations have been made to more than one account, a percentage of the withdrawal may be allocated to each such account. A withdrawal from a Sub-Account will result in cancellation of a number of units equivalent in value to the amount withdrawn, computed as of the Valuation Date that the request is received at the Principal Office.

    Each withdrawal must be in a minimum amount of $100. No withdrawal will be permitted if the Accumulated Value remaining under the Contract would be reduced to less than $1,000. Withdrawals will be paid in accordance with the time limitations described under "B. Surrender."

    After the Annuity Date, only a Contract under which future variable annuity benefit payments are limited to a specified period may be withdrawn. A withdrawal after the Annuity Date will result in cancellation of a number of Annuity Units equivalent in value to the amount withdrawn.

    For important restrictions on withdrawals which are applicable to Owners who are participants under Section 403(b) plans or under the Texas ORP, see "FEDERAL TAX CONSIDERATIONS," "Tax Sheltered Annuities" and "Texas Optional Retirement Program."

    For important tax consequences which may result from withdrawals, see "FEDERAL TAX CONSIDERATIONS."

    SYSTEMATIC WITHDRAWALS. The Owner may elect an automatic schedule of withdrawals (systematic withdrawals) from amounts in the Sub-Accounts and/or the Fixed Account on a monthly, bi-monthly, quarterly, semi-annual or annual basis. Systematic withdrawals from Guarantee Period Accounts are not available. The minimum amount of each automatic withdrawal is $100, and will be subject to any applicable withdrawal charges. If elected at the time of purchase, the Owner must designate in writing the specific dollar amount of each withdrawal and the percentage of this amount which should be taken from each designated Sub-Account and/or the Fixed Account. Systematic withdrawals then will begin on the 16th day following the issue date or the date elected by the Owner, if later. If elected after the issue date, the owner may elect, by written request, a specific dollar amount and the percentage of this amount to be taken from each designated Sub-Account and/or the Fixed Account, or the Owner may elect to withdraw a specific percentage of the Accumulated Value calculated as of the withdrawal dates, and may designate the percentage of this amount which should be taken from each account. The first withdrawal will take place on the date the written request is received at the Principal Office or, if later, on a date specified by the Owner.

    If a withdrawal would cause the remaining Accumulated Value to be less than $1,000, systematic withdrawals will be discontinued. Systematic withdrawals will cease automatically on the Annuity Date. The Owner may change or terminate systematic withdrawals by written request to the Principal Office only.

    LIFE EXPECTANCY DISTRIBUTIONS. Prior to the Annuity Date an Owner who also is the Annuitant may elect to make a series of systematic withdrawals from the Contract according to a life expectancy distribution ("LED") option by returning a properly signed LED request form to the Principal Office. The LED option permits the Owner to make systematic withdrawals from the Contract over his or her lifetime. The amount withdrawn from the Contract changes each year, because life expectancy changes each year that a person lives. For example, actuarial tables indicate that a person age 70 has a life expectancy of 16 years, but a person who attains age 86 has a life expectancy of another 6.5 years.

    If an Owner elects the LED option, in each calendar year a fraction of the Accumulated Value is withdrawn based on the Owner's then life expectancy. The numerator of the fraction is 1 (one) and the denominator of the fraction is the remaining life expectancy of the Owner, as determined annually by the Company. The resulting fraction, expressed as a percentage, is applied to the Accumulated Value at the beginning of the year to determine the amount to be distributed during the year. The Owner may elect monthly, bi-monthly, quarterly, semi-annual, or annual distributions, and may terminate the LED option at any time. The Owner also may elect to receive distributions under a LED option which is determined on the joint life expectancy of the Owner and a beneficiary. The Company also may offer other systematic withdrawal options.

    If an Owner makes withdrawals under the LED option prior to age 59 1/2, the withdrawals may be treated by the Internal Revenue Service ("IRS") as premature distributions from the Contract. The payments then would be taxed on an "income first" basis and be subject to a 10% federal tax penalty. For more information, see "FEDERAL TAX CONSIDERATIONS," "B. Taxation of the Contracts in General."

F.  DEATH BENEFIT.

    If the Annuitant dies (or an Owner predeceases the Annuitant) prior to the Annuity Date while the Contract is in force, the Company will pay the beneficiary a death benefit, except where the Contract continues as provided in "G. The Spouse of the Owner as Beneficiary."

    DEATH OF THE ANNUITANT PRIOR TO THE ANNUITY DATE.

    STANDARD DEATH BENEFIT. Upon the death of the Annuitant (including an Owner who is also the Annuitant), the standard death benefit is equal to the greater of:

    (a) the Accumulated Value under the Contract increased for any positive Market Value Adjustment, or

    (b) the sum of the gross payments reduced proportionately to reflect withdrawals. For each withdrawal, the proportionate reduction is calculated as the death benefit under this option immediately prior to the withdrawal multiplied by the withdrawal amount and divided by the Accumulated Value immediately prior to the withdrawal.

    ENHANCED DEATH BENEFIT RIDER. At the time of application for the Contract, the Owner may elect an optional Enhanced Death Benefit Rider. Under the Enhanced Death Benefit Rider, if the Annuitant dies before the Annuity Date, the death benefit will be the greatest of:

    (a) the Accumulated Value increased by any positive Market Value Adjustment, or

    (b) gross payments, reduced proportionately to reflect withdrawals. For each withdrawal, the proportionate reduction is calculated as the death benefit under this option immediately prior to the withdrawal multiplied by the withdrawal amount and divided by the Accumulated Value immediately prior to the withdrawal, or

    (c) the highest Accumulated Value that would have been payable as a death benefit on the Contract anniversary, increased for subsequent payments, and decreased proportionately for subsequent withdrawals.

    A separate charge is made for an optional Enhanced Death Benefit Rider. On the last day of each month and on the date the Rider is terminated, a charge equal to 11/12th of an annual rate of 0.25% is made against the Accumulated Value of the Contract at that time. The charge is made through a pro-rate reduction (based on relative values) of Accumulation Units in the Sub-Accounts, of dollar amounts in the Fixed Account, and of Dollar amounts in the Guarantee Period Accounts.

    DEATH OF AN OWNER WHO IS NOT ALSO THE ANNUITANT PRIOR TO THE ANNUITY DATE. Under either death benefit, if an Owner who is not also the Annuitant dies before the Annuity Date, the death benefit will be the Accumulated Value increased by any positive Market Value Adjustment. The death benefit never will be reduced by a negative Market Value Adjustment.

    PAYMENT OF THE DEATH BENEFIT PRIOR TO THE ANNUITY DATE. The death benefit generally will be paid to the beneficiary in one sum within seven business days of the receipt of due proof of death at the Principal Office unless the Owner has specified a death benefit annuity option. Instead of payment in one sum, the beneficiary may, by written request, elect to:

    (1) defer distribution of the death benefit for a period no more than five years from the date of death; or

    (2) receive a life annuity or an annuity for a period certain not extending beyond the beneficiary's life expectancy, with annuity benefit payments beginning one year from the date of death.

    If distribution of the death benefit is deferred under (1) or (2), any value in the Guarantee Period Accounts will be transferred to the Sub-Account investing in the Money Market Portfolio. The excess, if any, of the enhanced death benefit over the Accumulated Value also will be added to the Money Market Portfolio. The beneficiary may, by written request, effect transfers and withdrawals during the deferral period and prior to annuitization under (2), but may not make additional payments. The death benefit will reflect any earnings or losses experienced during the deferral period. If there are multiple beneficiaries, the consent of all is required.

    With respect to the death benefit, the Accumulated Value under the Contract will be based on the unit values next computed after due proof of the death has been received.

    DEATH OF THE ANNUITANT AFTER THE ANNUITY DATE. If the Annuitant's death occurs on or after the Annuity Date but before completion of all guaranteed annuity benefit payments, any unpaid amounts or installments will be paid to the beneficiary. The Company must pay out the remaining payments at least as rapidly as under the payment option in effect on the date of the Annuitant's death.

G.  THE SPOUSE OF THE OWNER AS BENEFICIARY.

    The Owner's spouse, if named as the sole beneficiary, may by written request continue the Contract in lieu of receiving the amount payable upon death of the Owner. Upon such election, the spouse will become the Owner and Annuitant subject to the following: (1) any value in the Guarantee Period Accounts will be transferred to the Money Market Portfolio; (2) the excess, if any, of the death benefit over the Contract's Accumulated Value also will be added to the Money Market Portfolio. This value never will be subject to a surrender charge when withdrawn. Additional payments may be made; however, a surrender charge will apply to these amounts if they have not been invested in the Contract for more than six years. All other rights and benefits provided in the Contract will continue, except that any subsequent spouse of such new Owner will not be entitled to continue the Contract upon such new Owner's death.

H.  ASSIGNMENT.

    The Contract, other than those sold in connection with certain qualified plans, may be assigned by the Owner at any time prior to the Annuity Date and while the Annuitant is alive (see "FEDERAL TAX CONSIDERATIONS"). The Company will not be deemed to have knowledge of an assignment unless it is made in writing and filed at the Principal Office. The Company will not assume responsibility for determining the validity of any assignment. If an assignment of the Contract is in effect on the Annuity Date, the Company reserves the right to pay to the assignee, in one sum, that portion of the Surrender Value of the Contract to which the assignee appears to be entitled. The Company will pay the balance, if any, in one sum to the Owner in full settlement of all liability under the Contract. The interest of the Owner and of any beneficiary will be subject to any assignment.

I.  ELECTING THE FORM OF ANNUITY AND ANNUITY DATE.

    The Annuity Date is selected by the Owner. To the extent permitted in your state, the Annuity Date may be the first day of any month: (1) before the Annuitant's 85th birthday, if the Annuitant's age on the issue date of the Contract is 75 or under, or (2) within ten years from the issue date of the Contract and before the Annuitant's 90th birthday, if the Annuitant's age on the issue date is between 76 and 90. The Owner may elect to change the Annuity Date by sending a request to the Principal Office at least one month before the new Annuity Date. The new Annuity Date must be the first day of any month occurring before the Annuitant's 90th birthday, and must be within the life expectancy of the Annuitant. The Company shall determine such life expectancy at the time a change in Annuity Date is requested. The Internal Revenue Code (the "Code") and the terms of qualified plans impose limitations on the age at which annuity benefit payments may commence and the type of annuity payout option selected. See "FEDERAL TAX CONSIDERATIONS" for further information.

    Subject to certain restrictions described below, the Owner has the right (1) to select the annuity payout option under which annuity benefit payments are to be made, and (2) to determine whether payments are to be made on a fixed basis, a variable basis, or a combination fixed and variable basis. Annuity benefit payments are determined according to the annuity tables in the Contract, by the annuity option selected, and by the investment performance of the Accounts selected.

    To the extent a fixed annuity payout is selected, Accumulated Value will be transferred to the Fixed Account, and the annuity benefit payments will be fixed in amount. See "APPENDIX A. MORE INFORMATION ABOUT THE FIXED ACCOUNT."

    Under a variable annuity payout, a payment equal to the value of the fixed number of Annuity Units in the Sub-Accounts is made monthly, quarterly, semi-annually or annually. Since the value of an Annuity Unit in a Sub-Account will reflect the investment performance of the Sub-Account, the amount of each annuity benefit payment will vary.

    The annuity payout option selected must produce an initial payment of at least $50 (a lower amount may be required in some states). The Company reserves the right to increase this minimum amount. If the annuity payout option selected does not produce an initial payment which meet this minimum, a single payment will be made. Once the Company begins making annuity benefit payments, the Annuitant cannot make withdrawals or surrender the annuity benefit, except where the Annuitant has elected a commutable period certain option.

Beneficiaries entitled to receive remaining payments under either a commutable or non-commutable "period certain" may elect instead to receive a lump sum settlement. See "J. Description of Variable Annuity Payout Options."

    If the Owner does not elect otherwise, a variable life annuity with periodic payments for ten years guaranteed will be purchased. Changes in either the Annuity Date or annuity option can be made up to one month prior to the Annuity Date.

J.  DESCRIPTION OF VARIABLE ANNUITY PAYOUT OPTIONS.

    The Company provides the variable annuity payout options described below. Currently, variable annuity payout options may be funded through the Sub-Accounts investing in the Investment Grade Bond, Value+Growth, Horizon 10+ and Horizon 5 Portfolios. The Company also provides these same options funded through the Fixed Account (fixed-amount annuity option). Regardless of how payments were allocated during the accumulation period, any of the variable annuity options or the fixed-amount options may be selected, or any of the variable annuity options may be selected in combination with any of the fixed-amount annuity options. Other annuity options may be offered by the Company. IRS regulations may not permit certain of the available annuity options when used in connection with certain qualified Contracts.

    VARIABLE LIFE ANNUITY WITH PAYMENTS GUARANTEED FOR TEN YEARS. This variable annuity is payable periodically during the lifetime of the payee with the guarantee that if the payee should die before all payments have been made, the remaining annuity benefit payments will continue to the beneficiary.

    VARIABLE LIFE ANNUITY PAYABLE PERIODICALLY DURING THE LIFETIME OF THE ANNUITANT ONLY. It would be possible under this option for the Annuitant to receive only one annuity benefit payment if the Annuitant dies prior to the due date of the second annuity benefit payment, two annuity benefit payments if the Annuitant dies before the due date of the third annuity benefit payment, and so on. Payments will continue, however, during the lifetime of the Annuitant, no matter how long he or she lives.

    UNIT FUND VARIABLE LIFE ANNUITY. This is an annuity payable periodically during the lifetime of the payee with the guarantee that if (1) exceeds (2) then periodic variable annuity benefit payments will continue to the beneficiary until the number of such payments equals the number determined in (1) where:

    (1) is the dollar amount of the Accumulated Value divided by the dollar amount of the first payment, and

    (2) is the number of payments paid prior to the death of the payee.

    JOINT AND SURVIVOR VARIABLE LIFE ANNUITY. This variable annuity is payable jointly to two payees during their joint lifetime, and then continues thereafter during the lifetime of the survivor. The amount of each payment to the survivor is based on the same number of Annuity Units which applied during the joint lifetime of the two payees. One of the payees must be either the person designated as the Annuitant in the Contract or the beneficiary. There is no minimum number of payments under this option.

    JOINT AND TWO-THIRDS SURVIVOR VARIABLE LIFE ANNUITY. This variable annuity is payable jointly to two payees during their joint lifetime, and then continues thereafter during the lifetime of the survivor. The amount of each periodic payment to the survivor, however, is based upon two-thirds of the number of Annuity Units which applied during the joint lifetime of the two payees. One of the payees must be the person designated as the Annuitant or the beneficiary in the Contract. There is no minimum number of payments under this option.

    PERIOD CERTAIN VARIABLE ANNUITY. This variable annuity has periodic payments for a stipulated number of years ranging from one to 30. This option may be commutable, that is, the payee reserves the right to receive a lump sum in place of installments, or it becomes non-commutable. The payee must reserve this right at the time benefits begin.

    It should be noted that the period certain option does not involve a life contingency. In the computation of the payments under this option, the charge for annuity rate guarantees, which includes a factor for mortality risks, is made. Although not contractually required to do so, the Company currently follows a practice of permitting persons receiving payments under the period certain option to elect to convert to a variable annuity involving a life contingency. The Company may discontinue or change this practice at any time, but not with respect to election of the option made prior to the date of any change in this practice. See "FEDERAL TAX CONSIDERATIONS" for a discussion of the possible adverse tax consequences of selecting a Period Certain Option.

K.  ANNUITY BENEFIT PAYMENTS.

    THE ANNUITY UNIT. On and after the Annuity Date, the Annuity Unit is a measure of the value of the Annuitant's monthly annuity benefit payments under a variable annuity option. The value of an Annuity Unit in each Sub-Account initially was set at $1.00. The value of an Annuity Unit under a Sub-Account on any Valuation Date thereafter is equal to the value of such unit on the immediately preceding Valuation Date, multiplied by the product of (1) the net investment factor of the Sub-Account for the current Valuation Period, and (2) a factor to adjust benefits to neutralize the assumed interest rate. The assumed interest rate, discussed below, is incorporated in the variable annuity options offered in the Contract.

    DETERMINATION OF THE FIRST AND SUBSEQUENT ANNUITY BENEFIT PAYMENTS. The first periodic annuity benefit payment is based upon the Accumulated Value as of a date not more than four weeks preceding the date that the first annuity benefit payment is due. Variable annuity benefit payments are due on the first of a month, which is the date the payment is to be received by the Annuitant, and currently are based on unit values as of the 15th day of the preceding month.

    The Contract provides annuity rates which determine the dollar amount of the first periodic payment under each form of annuity for each $1,000 of applied value. For life contingency options and non-commutable period certain options of ten or more years, (six or more years under New York Contracts), the annuity value is the Accumulated Value less any premium taxes and adjusted for any Market Value Adjustment. For commutable period certain options or any period certain option less than ten years (less than six under New York Contracts), the value is surrender value less any premium tax. For a death benefit annuity, the annuity value will be the amount of the death benefit. The annuity rates in the Contract are based on a modification of the 1983(a) Individual Mortality Table on rates.

    The amount of the first monthly payment depends upon the form of annuity selected, the sex (however, see "M. NORRIS Decision") and age of the Annuitant and the value of the amount applied under the annuity option. The variable annuity options offered by the Company are based on a 3.5% assumed interest rate. Variable payments are affected by the assumed interest rate used in calculating the annuity option rates. Variable annuity benefit payments will increase over periods when the actual net investment result of the Sub-Accounts funding the annuity exceeds the equivalent of the assumed interest rate for the period. Variable annuity benefit payments will decrease over periods when the actual net investment result of the respective Sub-Account is less than the equivalent of the assumed interest rate for the period.

    The dollar amount of the first periodic annuity benefit payment under life annuity options and non-commutable period certain options of ten years or more is determined by multiplying (1) the Accumulated Value applied under that option (after application of any Market Value Adjustment and less premium tax, if any) divided by $1,000, by (2) the applicable amount of the first monthly payment per $1,000 of value. For commutable period certain options and any period certain option of less than ten years, the Surrender Value less premium taxes, if any, is used rather than the Accumulated Value. The dollar amount of the first variable annuity benefit payment then is divided by the value of an Annuity Unit of the selected Sub-Accounts to determine the number of Annuity Units represented by the first payment. This number of Annuity Units remains fixed under all annuity options except the joint and two-thirds survivor annuity option. For each subsequent payment, the dollar amount of the variable annuity benefit payment is determined by multiplying this fixed number of Annuity Units by the value of an Annuity Unit on the applicable Valuation Date.

    After the first benefit payment, the dollar amount of each periodic variable annuity benefit payment will vary with subsequent variations in the value of the Annuity Unit of the selected Sub-Accounts. The dollar amount of each fixed amount annuity benefit payment is fixed and will not change, except under the joint and two-thirds survivor annuity option.

    From time to time, the Company may offer Owners both fixed and variable annuity rates more favorable than those contained in the Contract. Any such rates will be applied uniformly to all Owners of the same class.

    For an illustration of variable annuity benefit payment calculation using a hypothetical example, see "ANNUITY BENEFIT PAYMENTS" in the SAI.

L.  NORRIS DECISION.

    In the case of ARIZONA GOVERNING COMMITTEE V. NORRIS, the United States Supreme Court ruled that, in connection with retirement benefit options offered under certain employer-sponsored employee benefit plans, annuity options based on sex-distinct actuarial tables are not permissible under Title VII of the Civil Rights Act of 1964. The ruling requires that benefits derived from contributions paid into a plan after August 1, 1983 be calculated without regard to the sex of the employee. Annuity benefits attributable to payments received by the Company under a Contract issued in connection with an employer-sponsored benefit plan affected by the NORRIS decision will be based on the greater of (1) the Company's unisex non-guaranteed current annuity option rates, or (2) the guaranteed unisex rates described in such Contract, regardless of whether the Annuitant is male or female.

M.  COMPUTATION OF VALUES.

    THE ACCUMULATION UNIT. Each net payment is allocated to the accounts selected by the Owner. Allocations to the Sub-Accounts are credited to the Contract in the form of Accumulation Units. Accumulation Units are credited separately for each Sub-Account. The number of Accumulation Units of each Sub-Account credited to the Contract is equal to the portion of the net payment allocated to the Sub-Account, divided by the dollar value of the applicable Accumulation Unit as of the Valuation Date the payment is received in good order at the Company's Principal Office. The number of Accumulation Units resulting from each payment will remain fixed unless changed by a subsequent split of Accumulation Unit value, a transfer, a withdrawal, or surrender. The dollar value of an Accumulation Unit of each Sub-Account varies from Valuation Date to Valuation Date based on the investment experience of that Sub-Account, and will reflect the investment performance, expenses and charges of its Portfolios. The value of an Accumulation Unit was set at $1.00 on the first Valuation Date for each Sub-Account.

    Allocations to Guarantee Period Accounts and the Fixed Account are not converted into Accumulation Units, but are credited interest at a rate periodically set by the Company. See "GUARANTEE PERIOD ACCOUNTS" and "APPENDIX
A. MORE INFORMATION ABOUT THE FIXED ACCOUNTS."

                                   APPENDIX A
                    MORE INFORMATION ABOUT THE FIXED ACCOUNT

    Because of exemption and exclusionary provisions in the securities laws, interests in the Fixed Account generally are not subject to regulation under the provisions of the 1933 Act or the 1940 Act. Disclosures regarding the fixed portion of the Contract and the Fixed Account may be subject to the provisions of the 1933 Act concerning the accuracy and completeness of statements made in this Prospectus. The disclosures in this APPENDIX A have not been reviewed by the SEC.

    The Fixed Account is part of the Company's General Account which is made up of all of the general assets of the Company other than those allocated to separate accounts. Allocations to the Fixed Account become part of the assets of the Company, and are used to support insurance and annuity obligations. A portion or all of net payments may be allocated to accumulate at a fixed rate of interest in the Fixed Account. Such net amounts are guaranteed by the Company as to principal and a minimum rate of interest. Under the Contract, the minimum interest which may be credited on amounts allocated to the Fixed Account is 3% compounded annually. Additional "Excess Interest" may or may not be credited at the sole discretion of the Company.

    If the Contract is surrendered, or if an amount in excess of the Withdrawal Without Surrender Charge Amount is withdrawn while the Contract is in force and before the Annuity Date, a contingent deferred sales charge is imposed if such event occurs before the payments attributable to the surrender or withdrawal have been credited to the Contract for at least six full Contract years.

                                   APPENDIX B
               SURRENDER CHARGES AND THE MARKET VALUE ADJUSTMENT

PART 1: SURRENDER CHARGES

    FULL SURRENDER -- Assume a Payment of $50,000 is made on the issue date and no additional payments are made. Assume there are no withdrawals and that the Withdrawal Without Surrender Charge amount is equal to the greater of 15% of the current Accumulated Value or the accumulated earnings in the Contract. The table below presents examples of the surrender charge resulting from a full surrender of the Owner's Contract, based on hypothetical Accumulated Values.

            HYPOTHETICAL          FREE           SURRENDER
 ACCOUNT    ACCUMULATED        WITHDRAWAL         CHARGE       SURRENDER
  YEAR         VALUE             AMOUNT         PERCENTAGE       CHARGE
---------  --------------  ------------------  -------------  ------------
    1           54,000.00          8,100.00             7%        3,213.00
    2           58,320.00          8,748.00             6%        2,974.32
    3           62,985.60         12,985.60             5%        2,500.00
    4           68,024.45         18,024.45             4%        2,000.00
    5           73,466.40         23,466.40             3%        1,500.00
    6           79,343.72         29,343.72             2%        1,000.00
    7           85,691.21         35,691.21             0%            0.00

    WITHDRAWAL -- Assume a Payment of $50,000 is made on the issue date and no additional payments are made. Assume that the Withdrawal Without Surrender Charge amount is equal to the greater of 15% of the current Accumulated Value or the accumulated earnings in the contract and there are withdrawals as detailed below. The table below presents examples of the surrender charge resulting from withdrawals from the Owner's Contract, based on hypothetical Accumulated Values.

           HYPOTHETICAL                         FREE           SURRENDER
 ACCOUNT    ACCUMULATED                      WITHDRAWAL         CHARGE       SURRENDER
  YEAR         VALUE       WITHDRAWAL          AMOUNT         PERCENTAGE      CHARGE
---------  -------------  -------------  ------------------  -------------  -----------
    1          54,000.00           0.00          8,100.00             7%          0.00
    2          58,320.00           0.00          8,748.00             6%          0.00
    3          62,985.60           0.00         12,985.60             5%          0.00
    4          68,024.45      30,000.00         18,024.45             4%        479.02
    5          41,066.40      10,000.00          6,159.96             3%        115.20
    6          33,551.72       5,000.00          5,032.76             2%          0.00
    7          30,835.85      10,000.00          4,625.38             0%          0.00

PART 2: MARKET VALUE ADJUSTMENT

The market value factor is: [(1 + i)/(1 + j)](n/365) - 1

The following examples assume:

      1. The payment was allocated to a ten-year Guarantee Period Account with a guaranteed interest rate of 8%.

      2. The date of surrender is seven years (2555 days) from the expiration date.

      3. The value of the Guarantee Period Account is equal to $62,985.60 at the end of three years.

      4. No transfers or withdrawals affecting this Guarantee Period Account have been made.

      5. Surrender charges, if any, are calculated in the same manner as shown in the examples in Part 1.

NEGATIVE MARKET VALUE ADJUSTMENT (UNCAPPED)

Assume that on the date of surrender, the current rate (j) is 10.00% or 0.10

The market value factor     =  [(1 + i)/(1 + j)](n/365) - 1
                            =  [(1 + .08)/(1 + .10)](2555/365) - 1
                            =  (.98182)(7) - 1
                            =  -.12054
The market value            =  the market value factor multiplied by the withdrawal
adjustment
                            =  -.12054 X $62,985.60
                            =  -$7,592.11

POSITIVE MARKET VALUE ADJUSTMENT (UNCAPPED)

Assume that on the date of surrender, the current rate (j) is 7.00% or 0.07

The market value factor     =  [(1 + i)/(1 + j)](n/365) - 1
                            =  [(1 + .08)/(1 + .07)](2555/365) - 1
                            =  (1.0093)(7) - 1
                            =  .06694
The market value            =  the market value factor multiplied by the withdrawal
adjustment
                            =  .06694 X $62,985.60
                            =  $4,216.26

NEGATIVE MARKET VALUE ADJUSTMENT (CAPPED)

Assume that on the date of surrender, the current rate (j) is 11.00% or 0.11

The market value factor     =  [(1 + i)/(1 + j)](n/365) - 1
                            =  [(1 + .08)/(1 + .11)](2555/365) - 1
                            =  (.97297)(7) - 1
                            =  -.17454
The market value            =  Minimum of the market value factor multiplied by the
adjustment                     withdrawal or the negative of the excess interest earned
                               over 3%
                            =  Minimum of (-.17454 X $62,985.60 or -$8,349.25)
                            =  Minimum of (-$10,993.51 or -$8,349.25)
                            =  -$8,349.25

POSITIVE MARKET VALUE ADJUSTMENT (CAPPED)

Assume that on the date of surrender, the current rate (j) is 6.00% or 0.06

The market value factor     =  [(1 + i)/(1 + j)](n/365) - 1
                            =  [(1 + .08)/(1 + .06)](2555/365) - 1
                            =  (1.01887)(7) - 1
                            =  .13981
The market value            =  Minimum of the market value factor multiplied by the
adjustment                     withdrawal or the excess interest earned over 3%
                            =  Minimum of (.13981 X $62,985.60 or $8,349.25)
                            =  Minimum of ($8,806.02 or $8,349.25)
                            =  $8,349.25

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

                       STATEMENT OF ADDITIONAL INFORMATION

                                       FOR

      FLEXIBLE PAYMENT DEFERRED VARIABLE AND FIXED ANNUITY CONTRACTS FUNDED
                                     THROUGH

                                 SUB-ACCOUNTS OF

                              SEPARATE ACCOUNT KGC




THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR SEPARATE ACCOUNT KGC DATED MAY 1, 1997 ("THE PROSPECTUS"). THE PROSPECTUS MAY BE OBTAINED FROM ALLMERICA INVESTMENTS, INC., 440 LINCOLN STREET, WORCESTER, MASSACHUSETTS 01653, TELEPHONE 1-800-782-8380.





                               DATED:  MAY 1, 1997

                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS


GENERAL INFORMATION AND HISTORY. . . . . . . . . . . . . . . . .   2

TAXATION OF THE CONTRACT, THE VARIABLE ACCOUNT AND THE
COMPANY. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3

SERVICES . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3

UNDERWRITERS . . . . . . . . . . . . . . . . . . . . . . . . . .   3

ANNUITY BENEFIT PAYMENTS . . . . . . . . . . . . . . . . . . . .   4

EXCHANGE OFFER . . . . . . . . . . . . . . . . . . . . . . . . .   5

PERFORMANCE INFORMATION. . . . . . . . . . . . . . . . . . . . .   7

TAX-DEFERRED ACCUMULATION. . . . . . . . . . . . . . . . . . . .  10

FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . .  10



                         GENERAL INFORMATION AND HISTORY

Separate Account KGC (the "Variable Account") is a separate investment account of First Allmerica Financial Life Insurance Company (the "Company") authorized by vote of the Board of Directors on June 13, 1996. Its Principal Office is located at 440 Lincoln Street, Worcester, Massachusetts 01653, telephone 508-855-1000. The Company is subject to the laws of the Commonwealth of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, the Company is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate. On October 16, 1995, the Company converted from a mutual life insurance company to a stock life insurance company and adopted its present name. At that time the Company also became a wholly owned subsidiary of Allmerica Financial Corporation, 440 Lincoln Street, Worcester, Massachusetts 01653. As of December 31, 1996, the Company and its subsidiaries had over $13.3 billion in combined assets and over $45.3 billion in life insurance in force.

Each Sub-Account invests in a corresponding investment portfolio of Kemper Investors Fund (the "Fund"), a series-type mutual fund registered with the Securities and Exchange Commission (the "SEC") as an open-end, diversified management investment company. Currently, 14 Sub-Accounts of the Variable Account are available under the Contract. The Money Market Portfolio, Total Return Portfolio, High Yield Portfolio, Growth Portfolio, Government Securities Portfolio, International Portfolio, Small Cap Growth Portfolio, Investment Grade Bond Portfolio, Value Portfolio, Small Cap Value Portfolio, Value+Growth Portfolio, Horizon 20+Portfolio, Horizon 10+Portfolio, and Horizon 5 Portfolio ("Underlying Portfolios"). Each Portfolio available under the Contract has its own investment objectives and certain attendant risks.

                     TAXATION OF THE CONTRACT, THE VARIABLE
                             ACCOUNT AND THE COMPANY

The Company currently imposes no charge for taxes payable in connection with the Contract, other than for state and local premium taxes and similar assessments when applicable. The Company reserves the right to impose a charge for any other taxes that may become payable in the future in connection with the Contract or the Variable Account.

The Variable Account is considered to be a part of and taxed with the operations of the Company. The Company is taxed as a life insurance company under subchapter L of the Internal Revenue Code (the "Code"), and files a consolidated tax return with its parent and affiliated companies.

The Company reserves the right to make a charge for any effect which the income, assets or existence of the Contract or the Variable Account may have upon its tax. Such charge for taxes, if any, will be assessed on a fair and equitable basis in order to preserve equity among classes of Contract Owners ("Owners"). The Variable Account presently is not subject to tax.

                                    SERVICES

CUSTODIAN OF SECURITIES. The Company serves as custodian of the assets of the Variable Account. Fund shares owned by the Sub-Accounts are held on an open account basis. A Sub-Account's ownership of Fund shares is reflected on the records of the Fund, and is not represented by any transferable stock certificates.

EXPERTS. The financial statements of the Company as of December 31, 1996 and 1995, and for each of the three years in the period ended December 31, 1996, included in this Statement of Additional Information constituting part of the Registration Statement, have been so included in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

The financial statements of the Company included herein should be considered only as bearing on the ability of the Company to meet its obligations under the Contract.

                                  UNDERWRITERS

Allmerica Investments, Inc. ("Allmerica Investments"), a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. ("NASD"), serves as principal underwriter for the Contract pursuant to a contract with the Company and the Variable Account. Allmerica Investments distributes the Contract on a best-efforts basis. Allmerica Investments, Inc., 440 Lincoln Street, Worcester, Massachusetts 01653, was organized in 1969 as a wholly owned subsidiary of First Allmerica and is, at present, indirectly wholly owned by First Allmerica.

The Contract offered by this Prospectus is offered continuously, and may be purchased from certain independent broker-dealers which are NASD members and whose representatives are authorized by applicable law to sell variable annuity contracts.

All persons selling the Contract are required to be licensed by their respective state insurance authorities for the sale of variable annuity contracts. The Company pays commissions, not to exceed 6.0% of purchase payments, to entities which sell the Contract. To the extent permitted by NASD rules, promotional incentives or payments also may be provided to such entities based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Additional payments may be made for other services not directly related to the sale of the Contract, including the recruitment and training of personnel, production of promotional literature and similar services. A Promotional Allowance of 1.0% is paid to Kemper Distributors, Inc. for administrative and support services with respect to the distribution of the Contract; however, Kemper Distributors, Inc. may direct the Company to pay a portion of said allowance to broker-dealers who provide support services directly.

Commissions are paid by the Company, and do not result in any charge to Owners or to the Variable Account in addition to the charges described under "CHARGES AND DEDUCTIONS" in the Prospectus. The Company intends to recoup the commission and other sales expense through a combination of anticipated surrender, withdrawal and/or annuitization charges, profits from the Company's general account, including the investment earnings on amounts allocated to accumulate on a fixed basis in excess of the interest credited on fixed accumulations by the Company, and the profit, if any, from the mortality and expense risk charge.

                            ANNUITY BENEFIT PAYMENTS

The method by which the Accumulated Value under the Contract is determined is described in detail under "Computation of Values" in the Prospectus.

ILLUSTRATION OF ACCUMULATION UNIT CALCULATION USING HYPOTHETICAL EXAMPLE. The Accumulation Unit calculation for a daily Valuation Period may be illustrated by the following hypothetical example: Assume that the assets of a Sub-Account(s) at the beginning of a one-day Valuation Period were $5,000,000; that the value of an Accumulation Unit on the previous date was $1.135000; and that during the Valuation Period, the investment income and net realized and unrealized capital gains exceed net realized and unrealized capital losses by $1,675. The Accumulation Unit value at the end of the current Valuation Period would be calculated as follows:

(1) Accumulation Unit Value -- Previous Valuation Period . . . . . .$ 1.135000

(2) Value of Assets -- Beginning of Valuation Period . . . . . . . .$5,000,000

(3) Excess of Investment Income and Net Gains Over Capital Losses. .    $1,675

(4) Adjusted Gross Investment Rate for the Valuation Period (3)
      DIVIDED BY (2) . . . . . . . . . . . . . . . . . . . . . . . .  0.000335

(5) Annual Charge (one-day equivalent of 1.10% per annum). . . . . .  0.000030

(6) Net Investment Rate (4) - (5). . . . . . . . . . . . . . . . . .  0.000305

(7) Net Investment Factor 1.000000 + (6) . . . . . . . . . . . . . .  1.000305

(8) Accumulation Unit Value -- Current Period (1) x (7). . . . . . .$ 1.135346

Conversely, if unrealized capital losses and charges for expenses and taxes exceeded investment income and net realized capital gains by $1,675, the accumulated unit value at the end of the Valuation Period would have been $1.134586.

The method for determining the amount of annuity benefit payments is described in detail under "Determination of First and Subsequent Annuity Benefit Payments" in the Prospectus.

ILLUSTRATION OF VARIABLE ANNUITY BENEFIT PAYMENT CALCULATION USING HYPOTHETICAL EXAMPLE. The determination of the Annuity Unit value and the variable annuity benefit payment may be illustrated by the following hypothetical example:
Assume an Annuitant has 40,000 Accumulation Units in the Variable Account, and that the value of an Accumulation Unit on the Valuation Date used to determine the amount of the first variable annuity benefit payment is $1.120000. Therefore, the Accumulation Value of the Contract is $44,800 (40,000 x $1.120000). Assume also that the Owner elects an option for which the first monthly payment is $6.57 per $1,000 of Accumulated Value applied. Assuming no premium tax or contingent deferred sales charge, the first monthly payment would be 44.800 multiplied by $6.57, or $294.34.

Next, assume that the Annuity Unit value for the assumed rate of 3.5% per annum for the Valuation Date as of which the first payment was calculated was $1.100000. Annuity Unit values will not be the same as Accumulation Unit Values because the former reflect the 3.5% assumed interest rate used in the annuity rate calculations. When the Annuity Unit value of $1.100000 is divided into the first monthly payment the number of Annuity Units represented by that payment is determined to be 267.5818. The value of this same number of Annuity Units will be paid in each subsequent month under most options. Assume further that the net investment factor for the Valuation Period applicable to the next annuity benefit payment is 1.000190. Multiplying this factor by .999906 (the one-day adjustment factor for the assumed interest rate of 3.5% per annum) produces a factor of 1.000096. This then is multiplied by the Annuity Unit value on the immediately preceding Valuation Date (assumed here to be $1.105000). The result is an Annuity Unit value of $1.105106 for the current monthly payment. The current monthly payment then is determined by multiplying the number of Annuity Units by the current Annuity Unit value, or 267.5818 times $1.105106, which produces a current monthly payment of $295.71.

METHOD FOR DETERMINING COMMUTED VALUE ON VARIABLE ANNUITY PERIOD CERTAIN OPTIONS AND ILLUSTRATION USING HYPOTHETICAL EXAMPLE. The Contract offers both commutable and non-commutable period certain annuity benefit payment options. A commutable option gives the Annuitant the right to exchange any remaining payments for a lump sum payment based on the commuted value. The Commuted Value is the present value of remaining payments calculated at 3.5% interest. The determination of the Commuted Value may be illustrated by the following hypothetical example.

Assume a commutable annuity period certain option is elected. The number of Annuity Units on which each payment is based would be calculated using the Surrender Value less any premium tax. Assume this results in 250.0000 Annuity Units. Assume the Commuted Value is requested with 60 monthly payments remaining and a current Annuity Unit Value of $1.200000. Based on these assumptions, the dollar amount of remaining payments would be $300 a month for 60 months. The present value at 3.5% of all remaining payments would be $16.560.72.

                                 EXCHANGE OFFER

A.  VARIABLE ANNUITY CONTRACT EXCHANGE OFFER

The Company will permit Owners of certain variable annuity contracts, described below, to exchange their contracts at net asset value for the variable annuity Contract described in the Prospectus, which is issued on Form No. A3025-96 or a state variation thereof ("new Contract"). The Company reserves the right to suspend this exchange offer at any time.

This offer applies to the exchange of the Elective Payment Variable Annuity contracts issued by Allmerica Financial Life Insurance and Annuity Company ("AFLIAC") on Forms A3012-79 and A3013-79 ("Elective Payment Exchanged Contract," all such contracts having numbers with a "JQ" or "JN" prefix), and Single Payment Variable Annuity contracts issued on Forms A3014-79 and A3015-79 ("Single Payment Exchanged Contract," all such contracts having numbers with a "KQ" or "KN" prefix). These contracts are referred to collectively as the "Exchanged Contract." To effect an exchange, the Company should receive (1) a completed application for the new Contract, (2) the contract being exchanged, and (3) a signed Letter of Awareness.

CONTINGENT DEFERRED SALES CHARGE COMPUTATION. No surrender charge otherwise applicable to the Exchanged Contract will be assessed as a result of the exchange. Instead, the contingent deferred sales charge under the new Contract will be computed as if the payments that had been made to the Exchanged Contract were made to the new Contract as of the date of issue of the Exchanged Contract. Any additional payments to the new Contract after the exchange will be subject to the contingent deferred sales charge computation outlined in the new Contract and the Prospectus; i.e., the charge will be computed based on the number of years that the additional payment (or portion of that payment) that is being withdrawn has been credited to the new Contract.

SUMMARY OF DIFFERENCES BETWEEN THE EXCHANGED CONTRACT AND THE NEW CONTRACT. The new Contract and the Exchanged Contract differ substantially as summarized below. There may be additional differences important to a person considering an exchange, and the Prospectuses for the new Contract and the Exchanged Contract should be reviewed carefully before the exchange request is submitted to the Company.

CONTINGENT DEFERRED SALES CHARGE. The contingent deferred sales charge under the new Contract, as described in the Prospectus, imposes higher charge percentages against the excess amount redeemed than the Single Payment Exchanged Contract. In addition, if an Elective Payment Exchanged Contract was issued more than 9 years before the date of an exchange under this offer, additional payments to the Exchanged Contract would not be subject to a surrender charge. New payments to the new Contract may be subject to a charge if withdrawn prior to the surrender charge period described in the Prospectus.

CONTRACT FEE. Under the new Contract, the Company deducts a $30 fee on each Contract anniversary and at surrender if the Accumulated Value is less than $50,000. This fee is waived if the new Contract is part of a 401(k) plan. No Contract fees are charged on the Single Payment Exchanged Contract. A $9 semi-annual fee is charged on the Elective Payment Exchanged Contract if the Accumulated Value is $10,000 or less.

VARIABLE ACCOUNT ADMINISTRATIVE EXPENSE CHARGE. Under the new Contract, the Company assesses each Sub-Account a daily administrative expense charge at an annual rate of 0.15% of the average daily net assets of the Sub-Account. No administrative expense charge based on a percentage of Sub-Account assets is imposed under the Exchanged Contract.

TRANSFER CHARGE. No charge for transfers is imposed under the Exchanged Contract. Currently, no transfer charge is imposed under the new Contract; however, the Company reserves the right to assess a charge not to exceed $25 for each transfer after the twelfth in any Contract year.

DEATH BENEFIT. The Exchanged Contract offers a death benefit that is guaranteed to be the greater of a Contract's Accumulated Value or gross payments made (less withdrawals). At the time an exchange is processed, the Accumulated Value of the Exchanged Contract becomes the "payment" for the new Contract. Therefore, prior purchase payments made under the Exchanged Contract (if higher than the Exchanged Contract's Accumulated Value) no longer are a basis for determining the death benefit under the new Contract. Consequently, whether the initial minimum death benefit under the new Contract is greater than, equal to, or less than, the death benefit of the Exchanged Contract depends on whether the Accumulated Value transferred to the new Contract is greater than, equal to, or less than, the gross payments under the Exchanged Contract. In addition, under the Exchanged Contract, the amount of any prior withdrawals are subtracted from the value of the death benefit. Under the new Contract, where there is a reduction in the death benefit amount due to a prior withdrawal, the value of the death benefit is reduced in the same proportion that the new Contract's Accumulated Value was reduced on the date of the withdrawal.

ANNUITY TABLES. The Exchanged Contract contains higher guaranteed annuity rates.

INVESTMENTS. Accumulated Values and payments under the new Contract may be allocated to significantly more investment options than are available under the Exchanged Contract.

B.  FIXED ANNUITY EXCHANGE OFFER.

This exchange offer also applies to all fixed annuity contracts issued by AFLIAC. A fixed annuity contract to which this exchange offer applies may be exchanged at net asset value for the Contract described in this Prospectus, subject to the same provisions for effecting the exchange and for applying the new Contract's contingent deferred sales charge as described above for variable annuity contracts. This Prospectus should be read carefully before making such exchange. Unlike a fixed annuity, the new Contract's value is not guaranteed, and will vary depending on the investment performance of the Underlying Funds to which it is allocated. The new Contract has a different charge structure than a fixed annuity contract, which includes not only a contingent deferred sales charge that may vary from that of the class of contracts to which the exchanged fixed contract belongs, but also Contract fees, mortality and expense risk charges (for the Company's assumption of certain mortality and expense risks), administrative expense charges, transfer charges (for transfers permitted among Sub-Accounts and the Fixed Account), and expenses incurred by the Underlying Funds. Additionally, the interest rates offered under the Fixed Account of the new Contract and the Annuity Tables for determining minimum annuity benefit payments may be different from those offered under the exchanged fixed Contract.

C.  EXERCISE OF "FREE-LOOK PROVISION" AFTER ANY EXCHANGE.

Persons who, under the terms of this exchange offer, exchange their contract for the new Contract and subsequently revoke the new Contract within the time permitted, as described in the sections of this Prospectus captioned "Right to Revoke Individual Retirement Annuity" and "Right to Revoke All Other Contracts," will have their exchanged contract automatically reinstated as of the date of revocation. The refunded amount will be applied as the new current Accumulated Value under the reinstated contract, which may be more or less than it would have been had no exchange and reinstatement occurred. The refunded amount will be allocated initially among the Fixed Account and Sub-Accounts of the reinstated contract in the same proportion that the value in the Fixed Account and the value in each Sub-Account bore to the transferred Accumulated Value on the date of the exchange of the contract for the new Contract. For purposes of calculating any contingent deferred sales charge under the reinstated contract, the reinstated contract will be deemed to have been issued and to have received past purchase payments as if there had been no exchange.

                             PERFORMANCE INFORMATION

Performance information for a Sub-Account may be compared, in reports and promotional literature, to certain indices described in the Prospectus under "PERFORMANCE INFORMATION." In addition, the Company may provide advertising, sales literature, periodic publications or other material information on various topics of interest to Owners and prospective Owners. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer and account rebalancing), the advantages and disadvantages of investing in tax-deferred and taxable investments, customer profiles and hypothetical purchase and investment scenarios, financial management and tax and retirement planning, and investment alternatives to certificates of deposit and other financial instruments, including comparisons between the Contract and the characteristics of and market for such financial instruments. Total Return data may be advertised based on a period of time that an Underlying Portfolio has been in existence, even if longer than the period of time that the Contract has been offered. The results for any period prior to a Contract being offered will be calculated as if the Contract had been offered during that period, with all charges assumed to be those applicable to the Contract.

TOTAL RETURN

"Total Return" refers to the total of the income generated by an investment in a Sub-Account and of the changes of value of the principal invested (due to realized and unrealized capital gains or losses) for a specified period, reduced by the Sub-Account's asset charge and any applicable contingent deferred sales charge which would be assessed upon complete withdrawal of the investment.

Total Return figures are calculated by standardized methods prescribed by rules of the SEC. The quotations are computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending redeemable values, according to the following formula:
             n
     P(1 + T)  = ERV

Where:P = a hypothetical initial payment to the Variable Account of $1,000

     T = average annual total return

     n = number of years

     ERV = the ending redeemable value of the $1,000 payment at the end of the specified period

The calculation of Total Return includes the annual charges against the assets of the Sub-Account. This charge is 1.10% on an annual basis. The calculation of ending redeemable value assumes (1) the Contract was issued at the beginning of the period, and (2) a complete surrender of the Contract at the end of the period. The deduction of the contingent deferred sales charge, if any, applicable at the end of the period is included in the calculation, according to the following schedule:

         Years from date of       Charge as Percentage of
              Payment             New Payments Withdrawn*
         ------------------       -----------------------

              0 - 1                          7%
              2                              6%
              3                              5%
              4                              4%
              5                              3%
              6                              2%
              Thereafter                     0%

*Subject to the maximum limit described in the Prospectus.

No contingent deferred sales charge is deducted upon expiration of the periods specified above. In all calendar years, an amount equal to the greater of (1) 15% of the Accumulated Value, or (2) the life expectancy distribution is not subject to the contingent deferred sales charge.

The calculations of Total Return reflect the deduction of an $0.88 annual Contract fee, representing a pro-rata portion of the $30 annual Contract fee, based on a mean Contract size of $40,000.

SUPPLEMENTAL TOTAL RETURN INFORMATION

The Supplemental Total Return information in this section refers to the total of the income generated by an investment in a Sub-Account and of the changes of value of the principal invested (due to realized and unrealized capital gains or losses) for a specified period reduced by the Sub-Account's asset charges. It is assumed, however, that the investment is NOT withdrawn at the end of each period.

The quotations of Supplemental Total Return are computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending values, according to the following formula:

              n
      P(1 + T)  = EV

Where:P = a hypothetical initial payment to the Variable Account of $1,000

     T = average annual total return

     n = number of years

     EV = the ending value of the $1,000 payment at the end of the specified period

The calculation of Supplemental Total Return reflects the 1.10% annual charge against the assets of the Sub-Accounts. The ending value assumes that the Contract is NOT surrendered at the end of the specified period, and therefore there is no adjustment for the contingent deferred sales charge that would be applicable if the Contract was surrendered at the end of the period.

The calculations of Supplemental Total Return include the deduction of an $0.88 annual Contract fee, representing a pro-rata portion of the $30 annual Contract fee based on a mean Contract size of $40,000.

YIELD AND EFFECTIVE YIELD - MONEY MARKET SUB-ACCOUNT

Set forth below is yield and effective yield information for the Money Market Sub-Account for the seven-day period ended December 31, 1996:

                 Yield        %
                 Effective Yield%

The yield and effective yield figures are calculated by standardized methods prescribed by rules of the SEC. Under those methods, the yield quotation is computed by determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing account having a balance of one Accumulation Unit of the Sub-Account at the beginning of the period, subtracting a charge reflecting the annual 1.10% deduction for mortality and expense risk and the administrative charge, dividing the difference by the value of the account at the beginning of the same period to obtain the base period return, and then multiplying the return for a seven-day base period by (365/7), with the resulting yield carried to the nearest hundredth of one percent.

The Money Market Sub-Account computes effective yield by compounding the unannualized base period return by using the formula:

                                                           (365/7)
                Effective Yield = [(base period return + 1)       ] - 1

The calculations of yield and effective yield reflect the $30 annual Contract fee.

                            TAX-DEFERRED ACCUMULATION


                            NON-QUALIFIED                    CONVENTIONAL
                           ANNUITY CONTRACT                  SAVINGS PLAN

                        After-tax contributions
                       and tax-deferred earnings
                       -------------------------

                                  Taxable Lump       After-tax contributions
                  No Withdrawals  Sum Withdrawal       and taxable earnings
                  --------------  --------------       --------------------

 10 Years . . . . .  $107,946      $   86,448                 $   81,693
 20 Years . . . . .   233,048         165,137                    133,476
 30 Years . . . . .   503,133         335,021                    218,082


This chart compares the accumulation of a $50,000 initial investment into a non-qualified annuity contract and a conventional savings plan. Contributions to the non-qualified annuity contract and the conventional savings plan are made after tax. Only the gain in the non-qualified annuity contract will be subject to income tax in a taxable lump sum withdrawal. The chart assumes a 37.1% federal marginal tax rate and an 8% annual return. The 37.1% federal marginal tax is based on a marginal tax rate of 36%, representative of the target market, adjusted to reflect a decrease of $3 of itemized deductions for each $100 of income over $117,950. Tax rates are subject to change as is the tax-deferred treatment of the Contract. Income on non-qualified annuity contracts is taxed as ordinary income upon withdrawal. A 10% tax penalty may apply to early withdrawals. See "FEDERAL TAX CONSIDERATIONS" in the Prospectus.

The chart does not reflect the following charges and expenses under the
Contract: 0.95% for mortality and expense risk; 0.15% administration charges; 7% maximum deferred sales charge; and $35 annual Contract fee. The tax-deferred accumulation would be reduced if these charges were reflected. No implication is intended by the use of these assumptions that the return shown is guaranteed in any way or that the return shown represents an average or expected rate of return over the period of the Contract. (IMPORTANT -- THIS IS NOT AN ILLUSTRATION OF YIELD OR RETURN.)

Unlike savings plans, contributions to non-qualified annuity contracts provide tax-deferred treatment on earnings. In addition, contributions to tax-deferred retirement annuities are not subject to current tax in the year of contribution. When monies are received from a non-qualified annuity contract (and you have many different options on how you receive your funds), they are subject to income tax. At the time of receipt, if the person receiving the monies is retired, not working or has additional tax exemptions, these monies may be taxed at a lesser rate.


                              FINANCIAL STATEMENTS


Financial Statements are included for First Allmerica Financial Life Insurance Company and for Separate Account KGC.

FIRST ALLMERICA
FINANCIAL LIFE
INSURANCE COMPANY

CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 1996

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of First Allmerica Financial Life Insurance Company

    In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, of shareholder's equity, and of cash flows present fairly, in all material respects, the financial position of First Allmerica Financial Life Insurance Company and its subsidiaries at December 31, 1996 and 1995, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

    As discussed in the accompanying notes to the consolidated financial statements, the Company changed its method of accounting for investments (Note 1) and postemployment benefits (Note 11) in 1994.

/s/ Price Waterhouse LLP

Price Waterhouse LLP

Boston, Massachusetts
February 3, 1997, except as to Notes 1 and 2, which are as of February 19, 1997

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
         (A WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)
                       CONSOLIDATED STATEMENTS OF INCOME

 FOR THE YEARS ENDED DECEMBER 31
 (IN MILLIONS)                                      1996        1995        1994
 -----------------------------------------------  ---------   ---------   ---------
 REVENUES
     Premiums...................................  $2,236.3    $2,222.8    $2,181.8
     Universal life and investment product
      policy fees...............................     197.2       172.4       156.8
     Net investment income......................     669.9       710.1       743.1
     Net realized investment gains..............      66.8        19.1         1.1
     Realized gain on sale of mutual fund
      processing business.......................      --          20.7        --
     Other income...............................     102.7        95.4       112.3
                                                  ---------   ---------   ---------
         Total revenues.........................   3,272.9     3,240.5     3,195.1
                                                  ---------   ---------   ---------
 BENEFITS, LOSSES AND EXPENSES
     Policy benefits, claims, losses and loss
      adjustment expenses.......................   1,957.0     2,010.3     2,047.0
     Policy acquisition expenses................     483.5       470.3       475.7
     Other operating expenses...................     483.2       455.0       518.9
                                                  ---------   ---------   ---------
         Total benefits, losses and expenses....   2,923.7     2,935.6     3,041.6
                                                  ---------   ---------   ---------
 Income before federal income taxes.............     349.2       304.9       153.5
                                                  ---------   ---------   ---------
 FEDERAL INCOME TAX EXPENSE (BENEFIT)
     Current....................................      96.8       119.7        45.4
     Deferred...................................     (15.7)      (37.0)        8.0
                                                  ---------   ---------   ---------
         Total federal income tax expense.......      81.1        82.7        53.4
                                                  ---------   ---------   ---------
 Income before minority interest, extraordinary
  item, and cumulative effect of accounting
  change........................................     268.1       222.2       100.1
 Minority interest..............................     (74.6)      (73.1)      (51.0)
                                                  ---------   ---------   ---------
 Income before extraordinary item and cumulative
  effect of accounting changes..................     193.5       149.1        49.1
 Extraordinary item -- demutualization
  expenses......................................      --         (12.1)       (9.2)
 Cumulative effect of changes in accounting
  principles....................................      --          --          (1.9)
                                                  ---------   ---------   ---------
 Net income.....................................  $  193.5    $  137.0    $   38.0
                                                  ---------   ---------   ---------
                                                  ---------   ---------   ---------

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
         (A WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)
                          CONSOLIDATED BALANCE SHEETS

 DECEMBER 31
 (IN MILLIONS)                                                1996         1995
 --------------------------------------------------------  ----------   ----------
 ASSETS
   Investments:
     Fixed maturities--at fair value (amortized cost of
      $7,279.1 and $7,467.9).............................  $ 7,461.5    $ 7,739.3
     Equity securities--at fair value (cost of $327.9 and
      $410.6)............................................      473.1        517.2
     Mortgage loans......................................      650.1        799.5
     Real estate.........................................      120.7        179.6
     Policy loans........................................      132.4        123.2
     Other long-term investments.........................      128.8         71.9
                                                           ----------   ----------
         Total investments...............................    8,966.6      9,430.7
                                                           ----------   ----------
   Cash and cash equivalents.............................      175.9        236.6
   Accrued investment income.............................      148.6        163.0
   Deferred policy acquisition costs.....................      822.7        735.7
                                                           ----------   ----------
   Reinsurance receivables:
     Future policy benefits..............................      102.8         97.1
     Outstanding claims, losses and loss adjustment
      expenses...........................................      663.8        799.6
     Unearned premiums...................................       46.2         43.8
     Other...............................................       62.8         58.9
                                                           ----------   ----------
         Total reinsurance receivables...................      875.6        999.4
                                                           ----------   ----------
   Deferred federal income taxes.........................       93.2         81.2
   Premiums, accounts and notes receivable...............      533.0        526.7
   Other assets..........................................      302.2        361.4
   Closed Block assets...................................      811.8        818.9
   Separate account assets...............................    6,233.0      4,348.8
                                                           ----------   ----------
         Total assets....................................  $18,962.6    $17,702.4
                                                           ----------   ----------
                                                           ----------   ----------
 LIABILITIES
   Policy liabilities and accruals:
     Future policy benefits..............................  $ 2,613.7    $ 2,639.3
     Outstanding claims, losses and loss adjustment
      expenses...........................................    2,944.1      3,081.3
     Unearned premiums...................................      822.5        800.9
     Contractholder deposit funds and other policy
      liabilities........................................    2,060.4      2,737.4
                                                           ----------   ----------
         Total policy liabilities and accruals...........    8,440.7      9,258.9
                                                           ----------   ----------
   Expenses and taxes payable............................      615.3        600.3
   Reinsurance premiums payable..........................       31.4         42.0
   Short-term debt.......................................       38.4         28.0
   Deferred federal income taxes.........................       34.6         47.8
   Long-term debt........................................        2.7          2.8
   Closed Block liabilities..............................      892.1        902.0
   Separate account liabilities..........................    6,227.2      4,337.8
                                                           ----------   ----------
         Total liabilities...............................   16,282.4     15,219.6
                                                           ----------   ----------
   Minority interest.....................................      784.0        758.5
   Commitments and contingencies (Notes 14 and 19)
 SHAREHOLDER'S EQUITY
   Common stock, $10 par value, 1 million shares
    authorized, 500,000 shares issued and outstanding....        5.0          5.0
   Additional paid-in-capital............................      392.4        392.4
   Unrealized appreciation on investments, net...........      131.4        153.0
   Retained earnings.....................................    1,367.4      1,173.9
                                                           ----------   ----------
         Total shareholder's equity......................    1,896.2      1,724.3
                                                           ----------   ----------
         Total liabilities and shareholder's equity......  $18,962.6    $17,702.4
                                                           ----------   ----------
                                                           ----------   ----------

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
         (A WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)
                CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY

 FOR THE YEARS ENDED DECEMBER 31
 (IN MILLIONS)                                      1996        1995        1994
 -----------------------------------------------  ---------   ---------   ---------
 COMMON STOCK
     Balance at beginning of year...............  $    5.0    $   --      $   --
     Demutualization transaction................      --           5.0        --
                                                  ---------   ---------   ---------
     Balance at end of year.....................       5.0         5.0        --
                                                  ---------   ---------   ---------
 ADDITIONAL PAID-IN-CAPITAL
     Balance at beginning of year...............     392.4        --          --
     Contributed from parent....................      --         392.4        --
                                                  ---------   ---------   ---------
     Balance at end of year.....................     392.4       392.4        --
                                                  ---------   ---------   ---------
 RETAINED EARNINGS
     Balance at beginning of year...............   1,173.9     1,071.4     1,033.4
     Net income prior to demutualization........      --          93.2        38.0
                                                  ---------   ---------   ---------
                                                   1,173.9     1,164.6     1,071.4
     Demutualization transaction................      --         (34.5)       --
     Net income subsequent to demutualization...     193.5        43.8        --
                                                  ---------   ---------   ---------
     Balance at end of year.....................   1,367.4     1,173.9     1,071.4
                                                  ---------   ---------   ---------
 NET UNREALIZED APPRECIATION (DEPRECIATION) ON
  INVESTMENTS
     Balance at beginning of year...............     153.0       (79.0)       17.5
                                                  ---------   ---------   ---------
     Cumulative effect of accounting change:
         Net appreciation on available-for-sale
          debt securities.......................      --          --         296.1
         Provision for deferred federal income
          taxes and minority interest...........      --          --        (149.1)
                                                  ---------   ---------   ---------
                                                      --          --         147.0
                                                  ---------   ---------   ---------
     Effect of transfer of securities from
      held-to-maturity to available-for-sale:
         Net appreciation on available-for-sale
          debt securities.......................      --          22.4        --
         Provision for deferred federal income
          taxes and minority interest...........      --          (9.6)       --
                                                  ---------   ---------   ---------
                                                      --          12.8        --
                                                  ---------   ---------   ---------
     Appreciation (depreciation) during the
      period:
         Net appreciation (depreciation) on
          available-for-sale securities.........     (35.1)      466.0      (492.1)
         (Provision) benefit for deferred
          federal income taxes..................      11.8      (163.1)      171.9
         Minority interest......................       1.7       (83.7)       76.7
                                                  ---------   ---------   ---------
                                                     (21.6)      219.2      (243.5)
                                                  ---------   ---------   ---------
         Balance at end of year.................     131.4       153.0       (79.0)
                                                  ---------   ---------   ---------
             Total shareholder's equity.........  $1,896.2    $1,724.3    $  992.4
                                                  ---------   ---------   ---------
                                                  ---------   ---------   ---------

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
         (A WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)
                     CONSOLIDATED STATEMENTS OF CASH FLOWS

 FOR THE YEARS ENDED DECEMBER 31
 (IN MILLIONS)                                    1996         1995         1994
 --------------------------------------------  ----------   ----------   ----------
 CASH FLOWS FROM OPERATING ACTIVITIES
     Net income..............................  $   193.5    $   137.0    $    38.0
     Adjustments to reconcile net income to
      net cash provided by operating
      activities:
         Minority interest...................       74.6         73.1         50.1
         Net realized gains..................      (66.8)       (39.8)        (1.1)
         Net amortization and depreciation...       44.7         57.7         45.9
         Deferred federal income taxes.......      (15.7)       (37.0)         8.0
         Change in deferred acquisition
        costs................................      (73.9)       (38.4)       (34.6)
         Change in premiums and notes
        receivable, net of reinsurance
        payable..............................      (16.8)       (42.0)       (25.6)
         Change in accrued investment
        income...............................       16.7          7.0          4.6
         Change in policy liabilities and
        accruals, net........................     (184.3)       116.2        175.9
         Change in reinsurance receivable....      123.8        (75.6)       (31.9)
         Change in expenses and taxes
        payable..............................       26.0          7.5         88.0
         Separate account activity, net......        5.2         (0.1)         0.4
         Other, net..........................       38.5        (33.8)        14.0
                                               ----------   ----------   ----------
             Net cash provided by operating
               activities....................      165.5        131.8        331.7
                                               ----------   ----------   ----------
 CASH FLOWS FROM INVESTING ACTIVITIES
     Proceeds from disposals and maturities
      of available-for-sale fixed
      maturities.............................    3,985.8      2,738.4      2,097.8
     Proceeds from disposals of
      held-to-maturity fixed maturities......       --          271.3        304.4
     Proceeds from disposals of equity
      securities.............................      228.7        120.0        143.9
     Proceeds from disposals of other
      investments............................       99.3         40.5         25.9
     Proceeds from mortgages matured or
      collected..............................      176.9        230.3        256.4
     Purchase of available-for-sale fixed
      maturities.............................   (3,771.1)    (3,273.3)    (2,150.1)
     Purchase of held-to-maturity fixed
      maturities.............................       --           --         (111.6)
     Purchase of equity securities...........      (90.9)      (254.0)      (172.2)
     Purchase of other investments...........     (168.0)       (24.8)       (26.6)
     Proceeds from sale of mutual fund
      processing business....................       --           32.9         --
     Capital expenditures....................      (12.8)       (14.1)       (43.1)
     Other investing activities, net.........        4.3          4.7          2.4
                                               ----------   ----------   ----------
             Net cash provided by (used in)
               provided by investing
               activities....................      452.2       (128.1)       327.2
                                               ----------   ----------   ----------
 CASH FLOWS FROM FINANCING ACTIVITIES
     Deposits and interest credited to
      contractholder deposit funds...........      268.7        445.8        786.3
     Withdrawals from contractholder deposit
      funds..................................     (905.0)    (1,069.9)    (1,187.0)
     Change in short-term debt...............       10.4         (4.8)        (6.0)
     Change in long-term debt................       (0.1)         0.2          0.3
     Dividends paid to minority
      shareholders...........................       (3.9)        (4.1)        (4.2)
     Capital contributed from parent.........       --          392.4         --
     Payments for policyholders' membership
      interests..............................       --          (27.9)        --
     Subsidiary treasury stock purchased, at
      cost...................................      (42.0)       (20.9)        --
                                               ----------   ----------   ----------
             Net cash used in financing
               activities....................     (671.9)      (289.2)      (410.6)
                                               ----------   ----------   ----------
 Net change in cash and cash equivalents.....      (54.2)      (285.5)       248.3
 Net change in cash held in the Closed
  Block......................................       (6.5)       (17.6)        --
 Cash and cash equivalents, beginning of
  year.......................................      236.6        539.7        291.4
                                               ----------   ----------   ----------
 Cash and cash equivalents, end of year......  $   175.9    $   236.6    $   539.7
                                               ----------   ----------   ----------
                                               ----------   ----------   ----------
 SUPPLEMENTAL CASH FLOW INFORMATION
     Interest paid...........................  $    18.6    $     4.1    $     4.3
     Income taxes paid.......................  $    72.0    $    90.6    $    46.1

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A.  BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

    First Allmerica Financial Life Insurance Company ("FAFLIC", or the "Company", formerly State Mutual Life Assurance Company of America ["State Mutual"]) was organized as a mutual life insurance company until October 16, 1995. FAFLIC converted to a stock life insurance company pursuant to a plan of reorganization effective October 16, 1995 and became a wholly owned subsidiary of Allmerica Financial Corporation ("AFC"). The consolidated financial statements have been prepared as if FAFLIC were organized as a stock life insurance company for all periods presented. Thus, generally accepted accounting principles for stock life insurance companies have been applied retroactively for all periods presented.

    The consolidated financial statements of FAFLIC include the accounts of Allmerica Financial Life Insurance and Annuity Company ("AFLIAC", formerly SMA Life Assurance Company), its wholly owned life insurance subsidiary, non-insurance subsidiaries (principally brokerage and investment advisory subsidiaries), and Allmerica Property and Casualty Companies, Inc. ("Allmerica P&C", a 59.5%-owned non-insurance holding company). The Closed Block assets and liabilities at December 31, 1996 and 1995, and its results of operations subsequent to demutualization are presented in the consolidated financial statements as single line items. Prior to demutualization such amounts are presented line by line in the consolidated financial statements (see Note 6). Unless specifically stated, all disclosures contained herein supporting the consolidated financial statements at December 31, 1996 and 1995, and the years then ended exclude the Closed Block related amounts. All significant intercompany accounts and transactions have been eliminated.

    Minority interest relates to the Company's investment in Allmerica P&C and its only significant subsidiary, The Hanover Insurance Company ("Hanover"). Hanover's 82.5%-owned subsidiary is Citizens Corporation, the holding company for Citizens Insurance Company of America ("Citizens"). Minority interest also includes an amount related to the minority interest in Citizens Corporation.

    On February 19, 1997, AFC announced a definitive merger agreement under which it would acquire, at consideration of $33.00 per share, all of the shares of Allmerica P&C currently held by the minority stockholders. Additional information pertaining to the merger agreement is included in Note 2, significant transactions.

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

B.  CLOSED BLOCK

    As of October 16, 1995, the Company established and began operating a closed block (the "Closed Block") for the benefit of the participating policies included therein, consisting of certain individual life insurance participating policies, individual deferred annuity contracts and supplementary contracts not involving life contingencies which were in force on October 16, 1995; such policies constitute the "Closed Block Business". The purpose of the Closed Block is to protect the policy dividend expectations of such FAFLIC dividend paying policies and contracts after the demutualization. Unless the Commissioner consents to an earlier termination, the Closed Block will continue to be in effect until the date none of the Closed Block policies are in force. On October 16, 1995, FAFLIC allocated to the Closed Block assets in an amount that is expected to produce cash flows which, together with future revenues from the Closed Block Business, are reasonably sufficient to support the Closed Block Business, including provision for payment of policy benefits, certain future expenses and taxes and for continuation of policyholder dividend scales payable in 1994 so long as the experience underlying such dividend scales continues. The Company expects that the factors underlying such experience will fluctuate in the future and policyholder dividend scales for Closed Block Business will be set accordingly.

    Although the assets and income allocated to the Closed Block inure solely to the benefit of the holders of policies included in the Closed Block, the excess of Closed Block liabilities over Closed Block assets at October 16, 1995 measured on a GAAP basis represent the expected future post-tax income from the Closed Block which may be recognized in income over the period the policies and contracts in the Closed Block remain in force.

    If the actual income from the Closed Block in any given period equals or exceeds the expected income for such period as determined at October 16, 1995, the expected income would be recognized in income for that period. Further, any excess of the actual income over the expected income would also be recognized in income to the extent that the aggregate expected income for all prior periods exceeded the aggregate actual income. Any remaining excess of actual income over expected income would be accrued as a liability for policyholder dividends in the Closed Block to be paid to the Closed Block policyholders. This accrual for future dividends effectively limits the actual Closed Block income recognized in income to the Closed Block income expected to emerge from operation of the Closed Block as determined as of October 16, 1995.

    If, over the period the policies and contracts in the Closed Block remain in force, the actual income from the Closed Block is less than the expected income from the Closed Block, only such actual income (which could reflect a loss) would be recognized in income. If the actual income from the Closed Block in any given period is less than the expected income for that period and changes in dividends scales are inadequate to offset the negative performance in relation to the expected performance, the income inuring to shareholders of the Company will be reduced. If a policyholder dividend liability had been previously established in the Closed Block because the actual income to the relevant date had exceeded the expected income to such date, such liability would be reduced by this reduction in income (but not below zero) in any periods in which the actual income for that period is less than the expected income for such period.

C.  VALUATION OF INVESTMENTS

    Effective January 1, 1994, the Company adopted the provisions of Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities" (SFAS No. 115). SFAS No. 115 requires that investments be classified into one of three categories; held-to-maturity, available-for-sale, or trading.

    The effect of implementing SFAS No. 115, as of January 1, 1994, was an increase in the carrying value of fixed maturity investments of $335.3 million, a decrease in deferred policy acquisition costs of $20.8 million, an increase in policyholder liabilities of $18.4 million, a net increase in deferred income tax liabilities of $103.7 million, an increase in minority interest of $45.4 million and an increase in shareholder's equity of $147.0 million, which resulted from changing the carrying value of certain fixed maturities from amortized cost to fair value and related adjustments. The implementation had no effect on net income.

    In November 1995, the Financial Accounting Standards Board issued a Special Report, A GUIDE TO IMPLEMENTATION OF STATEMENT 115 ON ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES, which permitted companies to reclassify securities, where appropriate, based on the new guidance. As a result, the Company transferred securities with amortized cost and fair value of $696.4 million and $725.6 million, respectively, from the held-to-maturity category to the available-for-sale category, which resulted in a net increase in shareholder's equity of $12.8 million.

    Realized gains and losses on sales of fixed maturities and equity securities are determined on the specific-identification basis using amortized cost for fixed maturities and cost for equity securities. Fixed maturities and equity securities with other than temporary declines in fair value are written down to estimated fair value resulting in the recognition of realized losses.

    Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and reserves. Reserves on mortgage loans are based on losses expected by management to be realized on transfers of mortgage loans to real estate (upon foreclosure), on the disposition or settlement of mortgage loans and on mortgage loans which management believes may not be collectible in full. In establishing reserves, management considers, among other things, the estimated fair value of the underlying collateral.

    Fixed maturities and mortgage loans that are delinquent are placed on non-accrual status, and thereafter interest income is recognized only when cash payments are received.

    Policy loans are carried principally at unpaid principal balances.

    Real estate that has been acquired through the foreclosure of mortgage loans is valued at the estimated fair value at the time of foreclosure. The Company considers several methods in determining fair value at foreclosure, using primarily third-party appraisals and discounted cash flow analyses. After foreclosure, the Company makes a determination as to whether the asset should be held for production of income or held for sale.

    Real estate investments held for the production of income and held for sale are carried at depreciated cost less valuation allowances, if necessary, to reduce the carrying value to fair value. Depreciation is generally calculated using the straight-line method.

    Realized investment gains and losses, other than those related to separate accounts for which the Company does not bear the investment risk, are reported as a component of revenues based upon specific identification of the investment assets sold. When an other-than-temporary impairment of the value of a specific investment or a group of investments is determined, a realized investment loss is recorded. Changes in the valuation allowance for mortgage loans and real estate are included in realized investment gains or losses.

D.  FINANCIAL INSTRUMENTS

    In the normal course of business, the Company enters into transactions involving various types of financial instruments, including debt, investments such as fixed maturities, mortgage loans and equity securities, investment and loan commitments, and interest rate futures contracts. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

E.  CASH AND CASH EQUIVALENTS

    Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

F.  DEFERRED POLICY ACQUISITION COSTS

    Acquisition costs consist of commissions, underwriting costs and other costs, which vary with, and are primarily related to, the production of revenues. Property and casualty, group life and group health insurance business acquisition costs are deferred and amortized over the terms of the insurance policies. Acquisition costs related to universal life products and contractholder deposit funds are deferred and amortized in proportion to total estimated gross profits over the expected life of the contracts using a revised interest rate applied to the remaining benefit period. Acquisition costs related to annuity and other life insurance businesses are deferred and amortized, generally in proportion to the ratio of annual revenue to the estimated total revenues over the contract periods based upon the same assumptions used in estimating the liability for future policy benefits. Deferred acquisition costs for each product are reviewed to determine if they are recoverable from future income, including investment income. If such costs are determined to be unrecoverable, they are expensed at the time of determination.

    Although realization of deferred policy acquisition costs is not assured, management believes it is more likely than not that all of these costs will be realized. The amount of deferred policy acquisition costs considered realizable, however, could be reduced in the near term if the estimates of gross profits or total revenues discussed above are reduced. The amount of amortization of deferred policy acquisition costs could be revised in the near term if any of the estimates discussed above are revised.

G.  PROPERTY AND EQUIPMENT

    Property, equipment and leasehold improvements are stated at cost, less accumulated depreciation and amortization. Depreciation is provided using the straight-line or accelerated method over the estimated useful lives of the related assets which generally range from 3 to 30 years. Amortization of leasehold improvements is provided using the straight-line method over the lesser of the term of the leases or the estimated useful life of the improvements.

H.  SEPARATE ACCOUNTS

    Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of certain pension, variable annuity and variable life insurance contractholders. Assets consist principally of bonds, common stocks, mutual funds, and short-term obligations at market value. The investment income, gains, and losses of these accounts generally accrue to the contractholders and, therefore, are not included in the Company's net income. Appreciation and depreciation of the Company's interest in the separate accounts, including undistributed net investment income, is reflected in shareholder's equity or net investment income.

I.  POLICY LIABILITIES AND ACCRUALS

    Future policy benefits are liabilities for life, health and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. The liabilities associated with traditional life insurance products are computed using the net level premium method for individual life and annuity policies, and are based upon estimates as to future investment yield, mortality and withdrawals that include provisions for adverse deviation. Future policy benefits for individual life insurance and annuity policies are computed using interest rates ranging from 2 1/2% to 6% for life insurance and 2% to 9 1/2% for annuities. Estimated liabilities are established for group life and health policies that contain experience rating provisions. Mortality, morbidity and withdrawal assumptions for all policies are based on the Company's own experience and industry standards. Liabilities for universal life include deposits received from customers and investment earnings on their fund balances, less administrative charges. Universal life fund balances are also assessed mortality and surrender charges.

    Liabilities for outstanding claims, losses and loss adjustment expenses are estimates of payments to be made on property and casualty and health insurance for reported losses and estimates of losses incurred but not reported. These liabilities are determined using case basis evaluations and statistical analyses and represent estimates of the ultimate cost of all losses incurred but not paid. These estimates are continually reviewed and adjusted as necessary; such adjustments are reflected in current operations. Estimated amounts of salvage and subrogation on unpaid property and casualty losses are deducted from the liability for unpaid claims.

    Premiums for property and casualty, group life, and accident and health insurance are reported as earned on a pro-rata basis over the contract period. The unexpired portion of these premiums is recorded as unearned premiums.

    Contractholder deposit funds and other policy liabilities include investment-related products such as guaranteed investment contracts, deposit administration funds and immediate participation guarantee funds and consist of deposits received from customers and investment earnings on their fund balances.

    All policy liabilities and accruals are based on the various estimates discussed above. Although the adequacy of these amounts cannot be assured, management believes that it is more likely than not that policy liabilities and accruals will be sufficient to meet future obligations of policies in force. The amount of liabilities and accruals, however, could be revised in the near term if the estimates discussed above are revised.

J.  PREMIUM AND FEE REVENUE AND RELATED EXPENSES

    Premiums for individual life and health insurance and individual and group annuity products, excluding universal life and investment-related products, are considered revenue when due. Property and casualty and group life, accident and health insurance premiums are recognized as revenue over the related contract periods. Benefits, losses and related expenses are matched with premiums, resulting in their recognition over the lives of the contracts. This matching is accomplished through the provision for future benefits, estimated and unpaid losses and amortization of deferred policy acquisition costs. Revenues for investment-related products consist of net investment income and contract charges assessed against the fund values. Related benefit expenses primarily consist of net investment income credited to the fund values after deduction for investment and risk charges. Revenues for universal life products consist of net investment income, and mortality, administration and surrender charges assessed against the fund values. Related benefit expenses include universal life benefit claims in excess of fund values and net investment income credited to universal life fund values.

K.  POLICYHOLDER DIVIDENDS

    Prior to demutualization, certain life, health and annuity insurance policies contained dividend payment provisions that enabled the policyholder to participate in the earnings of the Company. The amount of policyholders' dividends was determined annually by the Board of Directors. The aggregate amount of policyholders' dividends was related to the actual interest, mortality, morbidity and expense experience for the year and the Company's judgment as to the appropriate level of statutory surplus to be retained. Upon demutualization, certain participating individual life insurance policies and individual annuity and supplemental contracts were transferred to the Closed Block. The Closed Block was funded to protect the dividend expectations of such policies and contracts. Accordingly, these policies no longer participate in the earnings and surplus of the Open Block. Subsequent to demutualization, the Company ceased issuance of participating policies.

    Prior to demutualization, the participating life insurance in force was 16.2% of the face value of total life insurance in force at December 31, 1994. The premiums on participating life, health and annuity policies were 11.3% and 6.4% of total life, health and annuity statutory premiums prior to demutualization in 1995 and 1994, respectively. Total policyholders' dividends were $23.3 million and $32.8 million prior to demutualization in 1995 and 1994, respectively.

L.  FEDERAL INCOME TAXES

    AFC, FAFLIC, AFLIAC and FAFLIC's non-insurance domestic subsidiaries file a consolidated United States federal income tax return. Entities included within the consolidated group are segregated into either a life insurance or non-life insurance company subgroup. The consolidation of these subgroups is subject to certain statutory restrictions on the percentage of eligible non-life tax losses that can be applied to offset life company taxable income. Allmerica P&C and its subsidiaries file a separate United States federal income tax return.

    Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" (SFAS No. 109). These differences result primarily from loss reserves, policy acquisition expenses, and unrealized appreciation/depreciation on investments.

M.  NEW ACCOUNTING PRONOUNCEMENTS

    In March 1995, SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of" was issued. This statement requires companies to write down to fair value long-lived assets whose carrying value is greater than the undiscounted cash flows of those assets. The statement also requires that long-lived assets of which management is committed to dispose, either by sale or abandonment, be valued at the lower of their carrying amount or fair value less costs to sell. This statement is effective for fiscal years beginning after December 15, 1995. The adoption of this statement has not had a material effect on the financial statements.

N.  RECLASSIFICATIONS

    Certain prior year amounts have been reclassified to conform to the current year presentation.

2.  SIGNIFICANT TRANSACTIONS

On February 19, 1997, AFC and Allmerica P&C entered into an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which AFC will acquire all of the outstanding Common Stock, $1.00 par value per share, of Allmerica P&C that it does not already own for consideration consisting of $33.00 per share of Common Stock, subject to adjustment, payable in cash and shares of common stock, par value $0.01 per share, AFC (the "AFC Common Stock"). In addition, a shareholder of Allmerica P&C may elect to receive the consideration in cash, without interest, or in shares of AFC Common Stock, subject to proration as set forth in the Merger Agreement. The maximum number of shares of AFC Common Stock to be issued in the Merger is approximately 9.67 million shares. The acquisition will be accomplished by merging a newly-created, wholly-owned subsidiary of AFC with and into Allmerica P&C (the "Merger"), resulting in Allmerica P&C becoming a wholly-owned subsidiary of AFC. Also, immediately prior to the Merger, Allmerica P&C's Certificate of Incorporation will be amended to authorize a new class of Common Stock, one share of which will be exchanged for each share of Common Stock currently held by SMA Financial Corp., a wholly-owned subsidiary of AFC. The consummation of the Merger is subject to the satisfaction of various conditions, including the approval of regulatory authorities.

    On February 3, 1997, AFC Capital Trust (the "Trust"), a subsidiary business trust of AFC, issued $300 million Series A Capital Securities, which pay cumulative dividends at a rate of 8.207% semiannually commencing August 15, 1997. The Trust exists for the sole purpose of issuing the Capital Securities and investing the proceeds thereof in an equivalent amount of 8.207% Junior Subordinated Deferrable Interest Debentures due 2027 of AFC (the "Subordinated Debentures"). Through certain guarantees, the Subordinated Debentures and the terms of related agreements, AFC has irrevocably and unconditionally guaranteed the obligations of the Trust under the Capital Securities. Net proceeds from the offering of approximately $296.3 million are intended to fund a portion of the acquisition of the 24.2 million publicly-held shares of Allmerica P&C pursuant to an Agreement and Plan of Merger dated February 19, 1997.

    Pursuant to the plan of reorganization effective October 16, 1995, AFC issued 37.5 million shares of its common stock to eligible policyholders. AFC also issued 12.6 million shares of its common stock at a price of $21.00 per share in a public offering, resulting in net proceeds of $248.0 million, and issued Senior Debentures in the principal amount of $200.0 million which resulted in net proceeds of $197.2 million. AFC contributed $392.4 million of these proceeds to FAFLIC.

    Effective March 31, 1995, the Company entered into an agreement with TSSG, a division of First Data Corporation, pursuant to which the Company sold its mutual fund processing business and agreed not to engage in this business for four years after that date. In accordance with this agreement, the Company received proceeds of $32.1 million. A gain of $13.5 million, net of taxes of $7.2 million, was recorded in March 1995. Additionally, the Company received a non-recurring $3.1 million contingent payment, net of taxes of $1.7 million, in 1996, related to the aforementioned sale.

3.  INVESTMENTS

A.  SUMMARY OF INVESTMENTS

    The Company accounts for its investments, all of which are classified as available-for-sale, in accordance with SFAS No. 115. The amortized cost and fair value of available-for-sale fixed maturities and equity securities were as follows:

                                                               1996
                                          -----------------------------------------------
                                                        GROSS         GROSS
DECEMBER 31                               AMORTIZED   UNREALIZED   UNREALIZED      FAIR
(IN MILLIONS)                             COST (1)      GAINS        LOSSES       VALUE
----------------------------------------  ---------   ----------   -----------   --------

U.S. Treasury securities and U.S.
 government and agency securities.......  $  273.6      $  9.3       $  1.6      $  281.3
States and political subdivisions.......   2,236.9        48.5          7.7       2,277.7
Foreign governments.....................     108.0         7.3        --            115.3
Corporate fixed maturities..............   4,277.5       140.3         15.7       4,402.1
Mortgage-backed securities..............     383.1         4.7          2.7         385.1
                                          ---------   ----------   -----------   --------
Total fixed maturities..................  $7,279.1      $210.1       $ 27.7      $7,461.5
                                          ---------   ----------   -----------   --------
                                          ---------   ----------   -----------   --------
Equity securities.......................  $  327.9      $148.9       $  3.7      $  473.1
                                          ---------   ----------   -----------   --------
                                          ---------   ----------   -----------   --------


                                                               1995
                                          -----------------------------------------------
                                                        GROSS         GROSS
DECEMBER 31                               AMORTIZED   UNREALIZED   UNREALIZED      FAIR
(IN MILLIONS)                             COST (1)      GAINS        LOSSES       VALUE
----------------------------------------  ---------   ----------   -----------   --------

U.S. Treasury securities and U.S.
 government and agency securities.......  $  377.0      $ 21.0        --         $  398.0
States and political subdivisions.......   2,110.6        60.7          4.0       2,167.3
Foreign governments.....................      60.6         3.4          0.6          63.4
Corporate fixed maturities..............   4,582.1       200.8         16.4       4,766.5
Mortgage-backed securities..............     337.6         8.6          2.1         344.1
                                          ---------   ----------   -----------   --------
Total fixed maturities..................  $7,467.9      $294.5       $ 23.1      $7,739.3
                                          ---------   ----------   -----------   --------
                                          ---------   ----------   -----------   --------
Equity securities.......................  $  410.6      $111.7       $  5.1      $  517.2
                                          ---------   ----------   -----------   --------
                                          ---------   ----------   -----------   --------

(1) Amortized cost for fixed maturities and cost for equity securities.

    In March 1994, AFLIAC voluntarily withdrew its license in New York in order to provide for certain commission arrangements prohibited by New York comparable to AFLIAC's competitors. In connection with the withdrawal, FAFLIC, which is licensed in New York, became qualified to sell the products previously sold by AFLIAC in New York. AFLIAC agreed with the New York Department of Insurance to maintain, through a custodial account in New York, a security deposit, the market value of which will at all times equal 102% of all outstanding general account liabilities of AFLIAC for New York policyholders, claimants and creditors. At December 31, 1996, the amortized cost and market value of assets on deposit were $284.9 million and $292.2 million, respectively. At December 31, 1995, the amortized cost and market value of assets on deposit were $295.0 million and $303.6 million, respectively. In addition, fixed maturities, excluding those securities on deposit in New York, with an amortized cost of $98.0 million and $82.2 million were on deposit with various state and governmental authorities at December 31, 1996 and 1995, respectively.

    There were no contractual fixed maturity investment commitments at December 31, 1996 and 1995, respectively.

    The amortized cost and fair value by maturity periods for fixed maturities are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or the Company may have the right to put or sell the obligations back to the issuers. Mortgage backed securities are included in the category representing their ultimate maturity.

                                                  1996
                                          --------------------
DECEMBER 31                               AMORTIZED     FAIR
(IN MILLIONS)                               COST       VALUE
----------------------------------------  ---------   --------

Due in one year or less.................  $  567.1    $  570.7
Due after one year through five years...   2,216.4     2,297.2
Due after five years through ten
 years..................................   2,373.1     2,432.0
Due after ten years.....................   2,122.5     2,161.6
                                          ---------   --------
    Total...............................  $7,279.1    $7,461.5
                                          ---------   --------
                                          ---------   --------

    The proceeds from voluntary sales of available-for-sale securities and the gross realized gains and gross realized losses on those sales were as follows:

                                                 PROCEEDS FROM
FOR THE YEARS ENDED DECEMBER 31                    VOLUNTARY        GROSS  GROSS
(IN MILLIONS)                                        SALES          GAINS  LOSSES
---------------------------------------------  ------------------   -----  ------

1996

Fixed maturities.............................       $2,432.8        $19.3  $30.5
                                                    --------        -----  ------
Equity securities............................       $  228.1        $56.1  $ 1.3
                                                    --------        -----  ------
1995

Fixed maturities.............................       $1,612.3        $23.7  $33.0
                                                    --------        -----  ------
Equity securities............................       $  122.2        $23.1  $ 6.9
                                                    --------        -----  ------
1994

Fixed maturities.............................       $1,026.2        $12.6  $21.6
                                                    --------        -----  ------
Equity securities............................       $  124.3        $17.4  $ 4.5
                                                    --------        -----  ------

    Unrealized gains and losses on available-for-sale and other securities, are summarized as follows:

                                                                             EQUITY
                                                                           SECURITIES
FOR THE YEARS ENDED DECEMBER 31                                 FIXED       AND OTHER
(IN MILLIONS)                                                 MATURITIES       (1)        TOTAL
------------------------------------------------------------  ----------   -----------   -------

1996

Net appreciation, beginning of year.........................    $108.7        $ 44.3     $ 153.0
                                                              ----------   -----------   -------
  Net (depreciation) appreciation on available-for-sale
   fixed maturities.........................................     (94.1)         35.9       (58.2)
  Net appreciation from the effect on deferred policy
   acquisition costs and on policy liabilities..............      23.1        --            23.1
  Provision for deferred federal income taxes and minority
   interest.................................................      33.6         (20.1)       13.5
                                                              ----------   -----------   -------
                                                                 (37.4)         15.8       (21.6)
                                                              ----------   -----------   -------
Net appreciation, end of year...............................    $ 71.3        $ 60.1     $ 131.4
                                                              ----------   -----------   -------
                                                              ----------   -----------   -------

1995

Net appreciation (depreciation), beginning of year..........    $(89.4)       $ 10.4     $ (79.0)
                                                              ----------   -----------   -------
Effect of transfer of securities between classifications:
  Net appreciation on available-for-sale fixed maturities...      29.2        --            29.2
  Effect of transfer on deferred policy acquisition costs
   and on policy liabilities................................      (6.8)       --            (6.8)
  Provision for deferred federal income taxes and minority
   interest.................................................      (9.6)       --            (9.6)
                                                              ----------   -----------   -------
                                                                  12.8        --            12.8
                                                              ----------   -----------   -------
Net appreciation on available-for-sale securities...........     465.4          87.5       552.9
Net depreciation from the effect on deferred policy
 acquisition costs and on policy liabilities................     (86.9)                    (86.9)
Provision for deferred federal income taxes and minority
 interest...................................................    (193.2)        (53.6)     (246.8)
                                                              ----------   -----------   -------
                                                                 185.3          33.9       219.2
                                                              ----------   -----------   -------
Net appreciation, end of year...............................    $108.7        $ 44.3     $ 153.0
                                                              ----------   -----------   -------
                                                              ----------   -----------   -------

1994

Net appreciation, beginning of year.........................    $--           $ 17.5     $  17.5
                                                              ----------   -----------   -------
Cumulative effect of accounting change:
  Net appreciation on available-for-sale fixed maturities...     335.3        --           335.3
  Net depreciation from the effect of accounting change on
   deferred policy acquisition costs and on policy
   liabilities..............................................     (39.2)       --           (39.2)
  Provision for deferred federal income taxes and minority
   interest.................................................    (149.1)       --          (149.1)
                                                              ----------   -----------   -------
                                                                 147.0        --           147.0
                                                              ----------   -----------   -------
Net depreciation on available-for-sale securities...........    (547.9)        (17.4)     (565.3)
Net appreciation from the effect on deferred policy
 acquisition costs and on policy liabilities................      73.2        --            73.2
Provision for deferred federal income taxes and minority
 interest...................................................     238.3          10.3       248.6
                                                              ----------   -----------   -------
                                                                (236.4)         (7.1)     (243.5)
                                                              ----------   -----------   -------
Net (depreciation) appreciation, end of year................    $(89.4)       $ 10.4     $ (79.0)
                                                              ----------   -----------   -------
                                                              ----------   -----------   -------

(1) Includes net appreciation on other investments of $0.6 million, 2.2 million, and $0.6 million in 1996, 1995, and 1994, respectively.

B.  MORTGAGE LOANS AND REAL ESTATE

    FAFLIC's mortgage loans and real estate are diversified by property type and location. Real estate investments have been obtained primarily through foreclosure. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property's value at the time the original loan is made.

    The carrying values of mortgage loans and real estate investments net of applicable reserves were as follows:

DECEMBER 31
(IN MILLIONS)                              1996     1995
----------------------------------------  ------  --------

Mortgage loans..........................  $650.1  $  799.5
                                          ------  --------
Real estate:
  Held for sale.........................   110.4     168.9
  Held for production of income.........    10.3      10.7
                                          ------  --------
    Total real estate...................   120.7     179.6
                                          ------  --------
Total mortgage loans and real estate....  $770.8  $  979.1
                                          ------  --------
                                          ------  --------

    Reserves for mortgage loans were $19.6 million and $33.8 million at December 31, 1996 and 1995, respectively.

    During 1996, 1995 and 1994, non-cash investing activities included real estate acquired through foreclosure of mortgage loans, which had a fair value of $0.9 million, $26.1 million and $39.2 million, respectively.

    At December 31, 1996, contractual commitments to extend credit under commercial mortgage loan agreements amounted to approximately $22.1 million, of which $3.1 million related to the Closed Block. These commitments generally expire within one year.

    Mortgage loans and real estate investments comprised the following property types and geographic regions:

DECEMBER 31
(IN MILLIONS)                              1996     1995
----------------------------------------  ------  --------

Property type:
  Office building.......................  $317.1  $  435.9
  Residential...........................    95.4     145.3
  Retail................................   177.0     205.6
  Industrial / warehouse................   124.8      93.8
  Other.................................    91.0     151.9
  Valuation allowances..................   (34.5)    (53.4)
                                          ------  --------
Total...................................  $770.8  $  979.1
                                          ------  --------
                                          ------  --------
Geographic region:
  South Atlantic........................   227.0  $  281.4
  Pacific...............................   154.4     191.9
  East North Central....................   119.2     118.2
  Middle Atlantic.......................   112.6     148.9
  West South Central....................    41.6      79.7
  New England...........................    50.9      94.9
  Other.................................    99.6     117.5
  Valuation allowances..................   (34.5)    (53.4)
                                          ------  --------
Total...................................  $770.8  $  979.1
                                          ------  --------
                                          ------  --------

    At December 31, 1996, scheduled mortgage loan maturities were as follows:
1997 -- $131.9 million; 1998 -- $161.7 million; 1999 -- $99.9 million; 2000 --
$138.0 million; 2001 -- $34.4 million; and $84.2 million thereafter. Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced. During 1996, the Company refinanced $7.8 million of mortgage loans based on terms which differed from those granted to new borrowers.

C.  INVESTMENT VALUATION ALLOWANCES

    Investment valuation allowances which have been deducted in arriving at investment carrying values as presented in the consolidated balance sheets and changes thereto are shown below.

FOR THE YEARS ENDED                                              BALANCE AT
DECEMBER 31                BALANCE AT                             DECEMBER
(IN MILLIONS)              JANUARY 1    ADDITIONS   DEDUCTIONS       31
-------------------------  ----------   ---------   ----------   ----------

1996

Mortgage loans...........    $33.8        $ 5.5       $19.7        $19.6
Real estate..............     19.6        --            4.7         14.9
                             -----      ---------     -----        -----
    Total................    $53.4        $ 5.5       $24.4        $34.5
                             -----      ---------     -----        -----
                             -----      ---------     -----        -----

1995

Mortgage loans...........    $47.2        $ 1.5       $14.9        $33.8
Real estate..............     22.9         (0.6)        2.7         19.6
                             -----      ---------     -----        -----
    Total................    $70.1        $ 0.9       $17.6        $53.4
                             -----      ---------     -----        -----
                             -----      ---------     -----        -----

1994

Mortgage loans...........    $73.8        $14.6       $41.2        $47.2
Real estate..............     21.0          3.2         1.3         22.9
                             -----      ---------     -----        -----
    Total................    $94.8        $17.8       $42.5        $70.1
                             -----      ---------     -----        -----
                             -----      ---------     -----        -----

    The carrying value of impaired loans was $33.6 million and $55.7 million, with related reserves of $11.9 million and $22.3 million as of December 31, 1996 and 1995, respectively. All impaired loans were reserved as of December 31, 1996 and 1995.

    The average carrying value of impaired loans was $50.4 million, $117.9 million and $155.5 million, with related interest income while such loans were impaired of $5.8 million, $9.3 million and $12.4 million as of December 31, 1996, 1995 and 1994 respectively.

D.  FUTURES CONTRACTS

    FAFLIC purchases long futures contracts and sells short futures contracts on margin to hedge against interest rate fluctuations and their effect on the net cash flows from the sales of guaranteed investment contracts. The notional amount of such futures contracts outstanding were $(33.0) million net short and $74.7 million long contracts at December 31, 1996 and 1995, respectively. Because the Company purchases and sells futures contracts through brokers who assume the risk of loss, the Company's exposure to credit risk under futures contracts is limited to the margin deposited with the broker. The maturity of all futures contracts outstanding are less than one year. The fair value of futures contracts outstanding were $(32.4) million and $75.7 million at December 31, 1996 and 1995, respectively.

    Gains and losses on hedge contracts related to interest rate fluctuations are deferred and recognized in income over the period being hedged corresponding to related guaranteed investment contracts. Deferred hedging gains (losses) were $0.5 million, $5.6 million, and $(7.7) million in 1996, 1995 and 1994, respectively. Gains and losses on hedge contracts that are deemed ineffective by management are realized immediately.

    A reconciliation of the notional amount of futures contracts is as follows:

FOR THE YEARS ENDED DECEMBER 31
(IN MILLIONS)                                   1996    1995    1994
---------------------------------------------  ------  ------  ------

Contracts outstanding, beginning of year.....  $ 74.7  $126.6  $141.7
New contracts................................    (1.1)  349.2   816.0
Contracts terminated.........................  (106.6) (401.1) (831.1)
                                               ------  ------  ------
Contracts outstanding, end of year...........  $(33.0) $ 74.7  $126.6
                                               ------  ------  ------
                                               ------  ------  ------

E.  FOREIGN CURRENCY SWAP CONTRACTS

    The Company enters into foreign currency swap contracts to hedge exposure to currency risk on foreign fixed maturity investments. Interest and principal related to foreign fixed maturity investments payable in foreign currencies, at current exchange rates, are exchanged for the equivalent payment translated at a specific currency exchange rate. The Company's maximum exposure to counterparty credit risk is the difference between the foreign currency exchange rate, as agreed upon in the swap contract, and the foreign currency spot rate on the date of the exchange. The fair values of the foreign currency swap contracts outstanding were $(9.2) million and $(1.8) million at December 31, 1996 and 1995, respectively.

    The difference between amounts paid and received on foreign currency swap contracts is reflected in the net investment income related to the underlying assets and is not material in 1996, 1995 and 1994. The Company had no deferred gains or losses on foreign currency swap contracts.

    A reconciliation of the notional amount of swap contracts is as follows:

FOR THE YEARS ENDED DECEMBER 31
(IN MILLIONS)                                   1996    1995    1994
---------------------------------------------  ------  ------  ------

Contracts outstanding, beginning of year.....  $104.6  $118.7  $128.8
New contracts................................    --      --      10.1
Contracts expired............................   (36.0)   --     (15.1)
Contracts terminated.........................    --     (14.1)   (5.1)
                                               ------  ------  ------
Contracts outstanding, end of year...........  $ 68.6  $104.6  $118.7
                                               ------  ------  ------
                                               ------  ------  ------

    Expected maturities of foreign currency swap contracts are $18.2 million in 1997 and $50.4 million in 1999 and thereafter. There are no expected maturities of foreign currency swap contracts in 1998.

F.  INTEREST RATE AND OTHER SWAP CONTRACTS

    The Company enters into interest rate swap contracts to hedge exposure to interest rate fluctuations. Under these swap contracts, the Company agrees to exchange, at specified intervals, the difference between fixed and floating interest amounts calculated on an agreed-upon notional principal amount. In addition, the Company has entered into two new types of swap contracts in 1996: security return-linked swap contracts and insurance portfolio-linked swap contracts for investment purposes. Under the security return-linked contracts, the Company agrees to exchange cash flows according to the performance of a specified security or portfolio of securities. Under the insurance portfolio-linked swap contracts, the Company agrees to exchange cash flows according to the performance of a specified underwriter's portfolio of insurance business. Because the underlying principal of swap contracts is not exchanged, the Company's maximum exposure to counterparty credit risk is the difference in payments exchanged.

    The net amount receivable or payable is recognized over the life of the swap contract as an adjustment to net investment income. The increase or (decrease) in net investment income related to interest rate and other swap contracts was $0.6 million, $0.7 million and $(1.3) million for the years ended December 31, 1996,

1995 and 1994, respectively. The Company had no deferred gains or losses relating to interest rate and other swap contracts. The fair values of interest rate and other swap contracts outstanding were $0.1 million, $0.4 million and $0.6 million for the years ended December 31, 1996, 1995 and 1994, respectively.

    A reconciliation of the notional amount of interest rate and other swap contracts is as follows:

FOR THE YEARS ENDED DECEMBER 31
(IN MILLIONS)                                   1996    1995    1994
---------------------------------------------  ------  ------  ------

Contracts outstanding, beginning of year.....  $ 17.5  $ 22.8  $ 22.8
New contracts................................    63.6    --      --
Contracts expired............................   (17.5)   (5.3)   --
                                               ------  ------  ------
Contracts outstanding, end of year...........  $ 63.6  $ 17.5  $ 22.8
                                               ------  ------  ------
                                               ------  ------  ------

    Expected maturities of interest rate and other swap contracts outstanding at December 31 are as follows: $43.6 million in 1997, $5.0 million in 1998, and $15.0 million in 1999 and thereafter.

G.  OTHER

    At December 31, 1996, FAFLIC had no concentration of investments in a single investee exceeding 10% of shareholder's equity, except for investments with the U.S. Treasury with a carrying value of $262.8 million.

4.  INVESTMENT INCOME AND GAINS AND LOSSES

A.  NET INVESTMENT INCOME

    The components of net investment income were as follows:

FOR THE YEARS ENDED DECEMBER 31
(IN MILLIONS)                                   1996    1995    1994
---------------------------------------------  ------  ------  ------

Fixed maturities.............................  $553.8  $555.1  $578.3
Mortgage loans...............................    69.5    97.0   119.9
Equity securities............................    11.1    13.2     9.9
Policy loans.................................    10.3    20.3    23.3
Real estate..................................    40.8    48.7    44.6
Other long-term investments..................    19.0     7.1     5.7
Short-term investments.......................    10.6    21.2    10.3
                                               ------  ------  ------
Gross investment income......................   715.1   762.6   792.0
Less investment expenses.....................   (45.2)  (52.5)  (48.9)
                                               ------  ------  ------
Net investment income........................  $669.9  $710.1  $743.1
                                               ------  ------  ------
                                               ------  ------  ------

    At December 31, 1996, fixed maturities and mortgage loans on non-accrual status were $2.0 million and $6.8 million, including restructured loans of $4.4 million. The effect of non-accruals, compared with amounts that would have been recognized in accordance with the original terms of the investments, was to reduce net income by $0.5 million, $0.6 million and $5.1 million in 1996, 1995 and 1994, respectively.

    The payment terms of mortgage loans may from time to time be restructured or modified. The investment in restructured mortgage loans, based on amortized cost, amounted to $51.3 million, $98.9 million and $126.8 million at December 31, 1996, 1995 and 1994, respectively. Interest income on restructured mortgage loans that would have been recorded in accordance with the original terms of such loans amounted to $7.7 million, $11.1 million and $14.4 million in 1996, 1995 and 1994, respectively. Actual interest income on these loans included in net investment income aggregated $4.5 million, $7.1 million and $8.2 million in 1996, 1995 and 1994, respectively.

    At December 31, 1996, fixed maturities with a carrying value of $2.0 million were non-income producing for the twelve months ended December 31, 1996. There were no mortgage loans which were non-income producing for the twelve months ended December 31, 1996.

    Included in long-term investments is income from limited partnerships of $13.7 million, $0.1 million and $0.6 million in 1996, 1995 and 1994, respectively.

B. REALIZED INVESTMENT GAINS AND LOSSES

    Realized gains (losses) on investments were as follows:

FOR THE YEARS ENDED DECEMBER 31
(IN MILLIONS)                                   1996    1995    1994
---------------------------------------------  ------  ------  ------

Fixed maturities.............................  $ (9.7) $ (7.0) $  2.4
Mortgage loans...............................    (2.4)    1.4   (12.1)
Equity securities............................    54.8    16.2    12.4
Real estate..................................    21.1     5.3     1.4
Other........................................     3.0     3.2    (3.0)
                                               ------  ------  ------
Net realized investment gains................  $ 66.8  $ 19.1  $  1.1
                                               ------  ------  ------
                                               ------  ------  ------

    Proceeds from voluntary sales of investments in fixed maturities were $2,432.8 million, $1,612.3 million and $1,036.5 million in 1996, 1995 and 1994, respectively. Realized gains on such sales were $19.3 million, $23.7 million and $12.9 million; and realized losses were $30.5 million, $33.0 million and $21.6 million for 1996, 1995 and 1994, respectively.

5.  FAIR VALUE DISCLOSURES OF FINANCIAL INSTRUMENTS

SFAS No. 107, "Disclosures about Fair Value of Financial Instruments", requires disclosure of fair value information about certain financial instruments (insurance contracts, real estate, goodwill and taxes are excluded) for which it is practicable to estimate such values, whether or not these instruments are included in the balance sheet. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses which utilize current interest rates for similar financial instruments which have comparable terms and credit quality. Fair values of interest rate futures were not material at December 31, 1996 and 1995.

    The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

CASH AND CASH EQUIVALENTS

For these short-term investments, the carrying amount approximates fair value.

FIXED MATURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models using discounted cash flow analyses.

EQUITY SECURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

MORTGAGE LOANS

Fair values are estimated by discounting the future contractual cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings. The fair value of below investment grade mortgage loans are limited to the lesser of the present value of the cash flows or book value.

POLICY LOANS

The carrying amount reported in the consolidated balance sheets approximates fair value since policy loans have no defined maturity dates and are inseparable from the insurance contracts.

REINSURANCE RECEIVABLES

The carrying amount reported in the consolidated balance sheets approximates fair value.

INVESTMENT CONTRACTS (WITHOUT MORTALITY FEATURES)

Fair values for the Company's liabilities under guaranteed investment type contracts are estimated using discounted cash flow calculations using current interest rates for similar contracts with maturities consistent with those remaining for the contracts being valued. Other liabilities are based on surrender values.

DEBT

The carrying value of short-term debt reported in the balance sheet approximates fair value. The fair value of long-term debt was estimated using market quotes, when available, and, when not available, discounted cash flow analyses.

    The estimated fair values of the financial instruments were as follows:

                                                       1996                  1995
                                               --------------------  --------------------
DECEMBER 31                                    CARRYING      FAIR    CARRYING      FAIR
(IN MILLIONS)                                    VALUE      VALUE      VALUE      VALUE
---------------------------------------------  ---------   --------  ---------   --------

FINANCIAL ASSETS
  Cash and cash equivalents..................  $   175.9   $  175.9  $   236.6   $  236.6
  Fixed maturities...........................    7,461.5    7,461.5    7,739.3    7,739.3
  Equity securities..........................      473.1      473.1      517.2      517.2
  Mortgage loans.............................      650.1      675.7      799.5      845.4
  Policy loans...............................      132.4      132.4      123.2      123.2
                                               ---------   --------  ---------   --------
                                               $ 8,893.0   $8,918.6  $ 9,415.8   $9,461.7
                                               ---------   --------  ---------   --------
                                               ---------   --------  ---------   --------

FINANCIAL LIABILITIES
  Guaranteed investment contracts............  $ 1,101.3   $1,119.2  $ 1,632.8   $1,677.0
  Supplemental contracts without life
   contingencies.............................       23.1       23.1       24.4       24.4
  Dividend accumulations.....................       87.3       87.3       86.2       86.2
  Other individual contract deposit funds....       76.9       74.3       95.7       92.8
  Other group contract deposit funds.........      789.1      788.3      894.0      902.8
  Individual annuity contracts...............      935.6      719.0      966.3      810.0
  Short-term debt............................       38.4       38.4       28.0       28.0
  Long-term debt.............................        2.7        2.7        2.8        2.9
                                               ---------   --------  ---------   --------
                                               $ 3,054.4   $2,852.3  $ 3,730.2   $3,624.1
                                               ---------   --------  ---------   --------
                                               ---------   --------  ---------   --------

6.  CLOSED BLOCK

Included in other income in the Consolidated Statement of Income in 1996 and 1995 is a net pre-tax contribution from the Closed Block of $8.6 million and $2.9 million, respectively. Summarized financial information of the Closed Block as of December 31, 1996 and 1995 and for the period ended December 31, 1996, and the period from October 1, 1995 through December 31, 1995, is as follows:

DECEMBER 31
(IN MILLIONS)                                                                                      1996       1995
-----------------------------------------------------------------------------------------------  ---------  ---------
Assets
  Fixed maturities, at fair value (amortized cost of $397.2 and $447.4, respectively)..........  $   403.9  $   458.0
  Mortgage loans...............................................................................      114.5       57.1
  Policy loans.................................................................................      230.2      242.4
  Cash and cash equivalents....................................................................       24.1       17.6
  Accrued investment income....................................................................       14.3       16.6
  Deferred policy acquisition costs............................................................       21.1       24.5
  Other assets.................................................................................        3.7        2.7
                                                                                                 ---------  ---------
Total assets...................................................................................  $   811.8  $   818.9
                                                                                                 ---------  ---------
                                                                                                 ---------  ---------
Liabilities
  Policy liabilities and accruals..............................................................  $   883.4  $   899.2
  Other liabilities............................................................................        8.7        2.8
                                                                                                 ---------  ---------
Total liabilities..............................................................................  $   892.1  $   902.0
                                                                                                 ---------  ---------
                                                                                                 ---------  ---------

                                                                                                   PERIOD FROM
DECEMBER 31,                                                                      DECEMBER 31,  OCTOBER 1 THROUGH
(IN MILLIONS)                                                                         1996      DECEMBER 31, 1995
--------------------------------------------------------------------------------  ------------  -----------------
Revenues
  Premiums......................................................................   $     61.7       $    11.5
  Net investment income.........................................................         52.6            12.8
  Realized investment loss......................................................         (0.7)         --
                                                                                  ------------        -------
Total revenues..................................................................        113.6            24.3
                                                                                  ------------        -------
Benefits and expenses
  Policy benefits...............................................................        101.2            20.6
  Policy acquisition expenses...................................................          3.2             0.8
  Other operating expenses......................................................          0.6          --
                                                                                  ------------        -------
Total benefits and expenses.....................................................        105.0            21.4
                                                                                  ------------        -------
Contribution from the Closed Block..............................................   $      8.6       $     2.9
                                                                                  ------------        -------
                                                                                  ------------        -------
Cash flows
  Cash flows from operating activities:
    Contribution from the Closed Block..........................................   $      8.6       $     2.9
    Initial cash transferred to the Closed Block................................       --               139.7
    Change in deferred policy acquisition costs, net............................          3.4             0.4
    Change in premiums and other receivables....................................          0.2            (0.1)
    Change in policy liabilities and accruals...................................        (13.9)            2.0
    Change in accrued investment income.........................................          2.3            (1.3)
    Other, net..................................................................          2.5             0.8
                                                                                  ------------        -------
Net cash provided by operating activities.......................................          3.1           144.4
                                                                                  ------------        -------
  Cash flows from investing activities:
    Sales, maturities and repayments of investments.............................        188.1            29.0
    Purchases of investments....................................................       (196.9)         (158.8)
    Other, net..................................................................         12.2             3.0
                                                                                  ------------        -------
Net cash provided by (used in) investing activities.............................          3.4          (126.8)
                                                                                  ------------        -------
Net increase in cash and cash equivalents.......................................          6.5            17.6
Cash and cash equivalents, beginning of year....................................         17.6          --
                                                                                  ------------        -------
Cash and cash equivalents, end of year..........................................   $     24.1       $    17.6
                                                                                  ------------        -------
                                                                                  ------------        -------

    On October 16, 1995, there were no valuation allowances transferred to the Closed Block on mortgage loans. There are no valuation allowances on mortgage loans in the Closed Block at December 31, 1996 or 1995, respectively.

    Many expenses related to Closed Block operations are charged to operations outside the Closed Block; accordingly, the contribution from the Closed Block does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside the Closed Block.

7. DEBT

Short- and long-term debt consisted of the following:

DECEMBER 31
(IN MILLIONS)                                                                                        1996       1995
-------------------------------------------------------------------------------------------------  ---------  ---------
Short-Term
  Commercial paper...............................................................................  $    37.8  $    27.7
  Other..........................................................................................        0.6        0.3
                                                                                                   ---------  ---------
Total short-term debt............................................................................  $    38.4  $    28.0
                                                                                                   ---------  ---------
                                                                                                   ---------  ---------
Long-term debt...................................................................................  $     2.7  $     2.8
                                                                                                   ---------  ---------
                                                                                                   ---------  ---------

    FAFLIC issues commercial paper primarily to manage imbalances between operating cash flows and existing commitments. Commercial paper borrowing arrangements are supported by various lines of credit. At December 31, 1996, the weighted average interest rate for outstanding commercial paper was approximately 5.5%.

    At December 31, 1996, FAFLIC had approximately $140.0 million in committed lines of credit provided by U.S. banks, of which $102.2 million was available for borrowing. These lines of credit generally have terms of less than one year, and require the Company to pay annual commitment fees of 0.07% of the available credit. Interest that would be charged for usage of these lines of credit is based upon negotiated arrangements.

    During 1996, the Company utilized repurchase agreements to finance certain investments. Although the repurchase agreements were entirely settled by year end, management may utilize this policy again in future periods.

    In October, 1995, AFC issued $200.0 million face amount of Senior Debentures for proceeds of $197.2 million net of discounts and issuance costs. These securities have an effective interest rate of 7.65%, and mature on October 16, 2025. Interest is payable semiannually on October 15 and April 15 of each year. The Senior Debentures are subject to certain restrictive covenants, including limitations on issuance of or disposition of stock of restricted subsidiaries and limitations on liens. AFC is in compliance with all covenants. The primary source of cash for repayment of the debt by AFC is dividends from FAFLIC.

    Interest expense was $16.8 million, $4.1 million and $4.3 million in 1996, 1995 and 1994, respectively. Interest expense included $11.0 million related to interest payments on repurchase agreements. All interest expense is recorded in other operating expenses.

8. FEDERAL INCOME TAXES

Provisions for federal income taxes have been calculated in accordance with the provisions of SFAS No. 109. A summary of the federal income tax expense (benefit) in the consolidated statements of income is shown below:

FOR THE YEARS ENDED DECEMBER 31
(IN MILLIONS)                                                                             1996       1995       1994
--------------------------------------------------------------------------------------  ---------  ---------  ---------
Federal income tax expense (benefit)
  Current.............................................................................  $    96.8  $   119.7  $    45.4
  Deferred............................................................................      (15.7)     (37.0)       8.0
                                                                                        ---------  ---------  ---------
Total.................................................................................  $    81.1  $    82.7  $    53.4
                                                                                        ---------  ---------  ---------
                                                                                        ---------  ---------  ---------

    The federal income taxes attributable to the consolidated results of operations are different from the amounts determined by multiplying income before federal income taxes by the expected federal income tax rate. The sources of the difference and the tax effects of each were as follows:

FOR THE YEARS ENDED DECEMBER 31
(IN MILLIONS)                                                                            1996       1995       1994
-------------------------------------------------------------------------------------  ---------  ---------  ---------
Expected federal income tax expense..................................................  $   122.3  $   105.6  $    53.7
  Tax-exempt interest................................................................      (35.3)     (32.2)     (35.9)
  Differential earnings amount.......................................................      (10.2)      (7.6)      35.0
  Dividend received deduction........................................................       (1.6)      (4.0)      (2.5)
  Changes in tax reserve estimates...................................................        4.7       19.3        4.0
  Other, net.........................................................................        1.2        1.6       (0.9)
                                                                                       ---------  ---------  ---------
Federal income tax expense...........................................................  $    81.1  $    82.7  $    53.4
                                                                                       ---------  ---------  ---------
                                                                                       ---------  ---------  ---------

    Until conversion to a stock life insurance company, FAFLIC, as a mutual company, reduced its deduction for policyholder dividends by the differential earnings amount. This amount was computed, for each tax year, by multiplying the average equity base of the FAFLIC/AFLIAC consolidated group, as determined for tax purposes, by the estimate of an excess of an imputed earnings rate over the average mutual life insurance companies' earnings rate. The differential earnings amount for each tax year was subsequently recomputed when actual earnings rates were published by the Internal Revenue Service (IRS). The differential earnings amount included in 1996 related to an adjustment for the 1994 tax year based on the actual mutual life insurance companies' earnings rate issued by the IRS in 1996. As a stock life company, FAFLIC is no longer required to reduce its policyholder dividend deduction by the differential earnings amount.

    The deferred income tax asset represents the tax effects of temporary differences attributable to Allmerica P&C, a separate consolidated group for federal tax return purposes. Its components were as follows:

DECEMBER 31
(IN MILLIONS)                                                                                    1996       1995
---------------------------------------------------------------------------------------------  ---------  ---------
Deferred tax (assets) liabilities
  AMT carryforwards..........................................................................  $   (16.3) $    (9.8)
  Loss reserve discounting...................................................................     (182.1)    (178.3)
  Deferred acquisition costs.................................................................       57.5       55.1
  Employee benefit plans.....................................................................      (25.1)     (25.5)
  Investments, net...........................................................................       73.4       77.4
  Bad debt reserve...........................................................................       (1.7)      (1.8)
  Other, net.................................................................................        1.1        1.7
                                                                                               ---------  ---------
Deferred tax asset, net......................................................................  $   (93.2) $   (81.2)
                                                                                               ---------  ---------
                                                                                               ---------  ---------

    The deferred income tax liability represents the tax effects of temporary differences attributable to the FAFLIC/AFLIAC consolidated federal tax return group. Its components were as follows:

DECEMBER 31
(IN MILLIONS)                                                                                    1996       1995
---------------------------------------------------------------------------------------------  ---------  ---------
Deferred tax (assets) liabilities
  Loss reserve discounting...................................................................  $  (153.7) $  (129.1)
  Deferred acquisition costs.................................................................      189.6      169.7
  Employee benefit plans.....................................................................      (16.3)     (14.6)
  Investments, net...........................................................................       55.1       67.0
  Bad debt reserve...........................................................................      (24.5)     (26.3)
  Other, net.................................................................................      (15.6)     (18.9)
                                                                                               ---------  ---------
Deferred tax liability, net..................................................................  $    34.6  $    47.8
                                                                                               ---------  ---------
                                                                                               ---------  ---------

    Gross deferred income tax assets totaled $435.3 million and $405.1 million at December 31, 1996 and 1995, respectively. Gross deferred income tax liabilities totaled $376.7 million and $371.7 million at December 31, 1996 and 1995, respectively.

    Management believes, based on the Company's recent earnings history and its future expectations, that the Company's taxable income in future years will be sufficient to realize all deferred tax assets. In determining the adequacy of future income, management considered the future reversal of its existing temporary differences and available tax planning strategies that could be implemented, if necessary.

    At December 31, 1996, there are available non-life net operating loss carryforwards of $0.8 million, and alternative minimum tax credit carryforwards of $16.3 million.

    The Company's federal income tax returns are routinely audited by the IRS, and provisions are routinely made in the financial statements in anticipation of the results of these audits. The IRS has examined the FAFLIC/AFLIAC consolidated group's federal income tax returns through 1991. The IRS has also examined the Allmerica P&C consolidated group's federal income tax returns through 1991. The Company is currently considering its response to certain adjustments proposed by the IRS with respect to the federal income tax returns for 1989, 1990 and 1991 for both the FAFLIC/AFLIAC consolidated group, as well as the Allmerica P&C consolidated group. Also, certain adjustments proposed by the IRS with respect to FAFLIC/AFLIAC's federal income tax returns for 1982 and 1983 remain unresolved. If upheld, these adjustments would result in additional payments; however, the Company will vigorously defend its position with respect to these adjustments. In management's opinion, adequate tax liabilities have been established for all years. However, the amount of these tax liabilities could be revised in the near term if estimates of the Company's ultimate liability are revised.

9. PENSION PLANS

FAFLIC provides retirement benefits to substantially all of its employees under three separate defined benefit pension plans. Through December 31, 1994, retirement benefits were based primarily on employees' years of service and compensation during the highest five consecutive plan years of employment. Benefits under this defined benefit formula were frozen for most employees (but not for eligible agents) effective December 31, 1994. In their place, the Company adopted a defined benefit cash balance formula, under which the Company annually provides an allocation to each eligible employee as a percentage of that employee's salary, similar to a defined contribution plan arrangement. The 1996 and 1995 allocations were based on 7.0% of each eligible employee's salary. The Company's policy for the plans is to fund at least the minimum amount required by the Employee Retirement Income Security Act of 1974.

    Components of net pension expense were as follows:

FOR THE YEARS ENDED DECEMBER 31
(IN MILLIONS)                                                                             1996       1995       1994
--------------------------------------------------------------------------------------  ---------  ---------  ---------
Service cost -- benefits earned during the year.......................................  $    19.0  $    19.7  $    13.0
Interest accrued on projected benefit obligations.....................................       21.9       21.1       20.0
Actual return on assets...............................................................      (42.2)     (89.3)      (2.6)
Net amortization and deferral.........................................................        9.3       66.1      (16.3)
                                                                                        ---------  ---------  ---------
Net pension expense...................................................................  $     8.0  $    17.6  $    14.1
                                                                                        ---------  ---------  ---------
                                                                                        ---------  ---------  ---------

    The following table summarizes the combined status of the three pension plans. At December 31, 1996 the plans' assets exceeded their projected benefit obligations and in 1995 the plans' projected benefit obligations exceeded their assets.

DECEMBER 31
(IN MILLIONS)                                                                                      1996       1995
-----------------------------------------------------------------------------------------------  ---------  ---------
Actuarial present value of benefit obligations:
  Vested benefit obligation....................................................................  $   308.9  $   325.6
  Unvested benefit obligation..................................................................        6.6        5.0
                                                                                                 ---------  ---------
Accumulated benefit obligation.................................................................  $   315.5  $   330.6
                                                                                                 ---------  ---------
                                                                                                 ---------  ---------

Pension liability included in Consolidated Balance Sheets:
  Projected benefit obligation.................................................................  $   344.2  $   367.1
  Plan assets at fair value....................................................................      347.8      321.2
                                                                                                 ---------  ---------
    Plan assets greater (less) than projected benefit obligation...............................        3.6      (45.9)
  Unrecognized net (gain) loss from past experience............................................       (9.1)      48.8
  Unrecognized prior service benefit...........................................................      (11.5)     (13.8)
  Unamortized transition asset.................................................................      (24.7)     (26.5)
                                                                                                 ---------  ---------
Net pension liability..........................................................................  $   (41.7) $   (37.4)
                                                                                                 ---------  ---------
                                                                                                 ---------  ---------

    Determination of the projected benefit obligations was based on a weighted average discount rate of 7.0% in 1996 and 1995, and the assumed long-term rate of return on plan assets was 9%. The actuarial present value of the projected benefit obligations was determined using assumed rates of increase in future compensation levels ranging from 5.5% to 6.5%. Plan assets are invested primarily in various separate accounts and the general account of FAFLIC. The plans also hold stock of AFC.

    The Company has a profit sharing and 401(k) plan for its employees. Effective for plan years beginning after 1994, the profit sharing formula for employees has been discontinued and a 401(k) match feature has been added to the continuing 401(k) plan for the employees. Total plan expense in 1996, 1995 and 1994 was $5.5 million, $5.2 million and $12.6 million, respectively. In addition to this Plan, the Company has a defined contribution plan for substantially all of its agents. The Plan expense in 1996, 1995 and 1994 was $2.0 million, $3.5 million and $2.7 million, respectively.

10. OTHER POSTRETIREMENT BENEFIT PLANS

In addition to the Company's pension plans, the Company currently provides postretirement medical and death benefits to certain full-time employees and dependents, under several plans sponsored by FAFLIC, Hanover and Citizens. Generally, employees become eligible at age 55 with at least 15 years of service. Spousal coverage is generally provided for up to two years after death of the retiree. Benefits include hospital, major medical and a payment at death equal to retirees' final compensation up to certain limits.

Effective January 1, 1996, the Company revised these benefits so as to establish limits on future benefit payments and to restrict eligibility to current employees. The medical plans have varying copayments and deductibles, depending on the plan. These plans are unfunded.

    The plan changes effective January 1, 1996 resulted in a negative plan amendment (change in eligibility and medical benefits) of $26.8 million and curtailment (no future increases in life insurance) of $5.3 million. The negative plan amendment will be amortized as prior service cost over the average number of years to full eligibility (approximately 9 years or $3.0 million per year). Of the $5.3 million curtailment gain, $3.3 million has been deducted from unrecognized loss and $2.0 million has been recorded as a reduction of the net periodic postretirement benefit expense.

    The plans' funded status reconciled with amounts recognized in the Company's consolidated balance sheet were as follows:

DECEMBER 31
(IN MILLIONS)                                                                                     1996       1995
----------------------------------------------------------------------------------------------  ---------  ---------
Accumulated postretirement benefit obligation:
  Retirees....................................................................................  $    40.4  $    44.9
  Fully eligible active plan participants.....................................................        7.5       14.0
  Other active plan participants..............................................................       24.4       45.9
                                                                                                ---------  ---------
                                                                                                     72.3      104.8
Plan assets at fair value.....................................................................     --         --
                                                                                                ---------  ---------
Accumulated postretirement benefit obligation in excess of plan assets........................       72.3      104.8
Unrecognized prior service benefit............................................................       23.8     --
Unrecognized loss.............................................................................       (5.0)     (13.4)
                                                                                                ---------  ---------
Accrued postretirement benefit costs..........................................................  $    91.1  $    91.4
                                                                                                ---------  ---------
                                                                                                ---------  ---------

    The components of net periodic postretirement benefit expense were as follows:

FOR THE YEARS ENDED DECEMBER 31
(IN MILLIONS)                                                                               1996       1995       1994
----------------------------------------------------------------------------------------  ---------  ---------  ---------
Service cost............................................................................  $     3.2  $     4.2  $     6.6
Interest cost...........................................................................        4.6        6.9        6.9
Amortization of (gain) loss.............................................................       (2.8)      (0.5)       1.4
                                                                                          ---------  ---------  ---------
Net periodic postretirement benefit expense.............................................  $     5.0  $    10.6  $    14.9
                                                                                          ---------  ---------  ---------
                                                                                          ---------  ---------  ---------

    For purposes of measuring the accumulated postretirement benefit obligation at December 31, 1996, health care costs were assumed to increase 9.0% in 1997, declining thereafter until the ultimate rate of 5.5% is reached in 2001 and remains at that level thereafter. The health care cost trend rate assumption has a significant effect on the amounts reported. For example, increasing the assumed health care cost trend rates by one percentage point in each year would increase the accumulated postretirement benefit obligation at December 31, 1996 by $5.3 million, and the aggregate of the service and interest cost components of net periodic postretirement benefit expense for 1996 by $0.7 million.

    The weighted-average discount rate used in determining the accumulated postretirement benefit obligation was 7.0% at December 31, 1996 and 1995.

11.  POSTEMPLOYMENT BENEFITS

Effective January 1, 1994, the Company adopted the provisions of Statement of Financial Accounting Standards No. 112, (SFAS No. 112), "Employers' Accounting for Postemployment Benefits", which requires employers to recognize the costs and obligations of severance, disability and related life insurance and health care benefits to be paid to inactive or former employees after employment but before retirement. Prior to adoption, the Company had recognized the cost of these benefits on an accrual or paid basis, depending on the plan. Implementation of SFAS No. 112 resulted in a transition obligation of $1.9 million, net of federal income taxes and minority interest, and is reported as a cumulative effect of a change in accounting principle in the consolidated statement of income. The impact of this accounting change, after recognition of the cumulative effect, was not significant.

12.  STOCK-BASED COMPENSATION PLANS

In October 1995 the FASB issued Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" (SFAS 123). The Standard is effective for fiscal years beginning after December 15, 1995, and requires the company either to apply a fair value measure to any stock-based compensation granted by the company, or continue to apply the valuation provisions of existing accounting standards, but with pro-forma net income and earnings per share disclosures using a fair value methodology to value the stock-based compensation. Beginning for the year ended December 31, 1996, AFC has elected to continue to apply the valuation provisions of existing accounting standards (APB
25). The pro-forma effect of applying SFAS 123 is not material.

    Effective June 17, 1996, AFC adopted a Long Term Stock Incentive Plan for employees of AFC (the "Employees' Plan"). Key employees of AFC and its subsidiaries are eligible for awards pursuant to the Plan administered by the Compensation Committee of the Board of Directors (the "Committee") of AFC. Under the terms of the Employees' Plan, options may be granted to eligible employees at a price not less than the market price of AFC's common stock on the date of grant. Option shares may be exercised subject to the terms prescribed by the Committee at the time of grant, otherwise options vest at the rate of 20% annually for five consecutive years and must be exercised not later than ten years from the date of grant. At June 17, 1996, 231,500 option shares were granted at an option price of $27.50. During 1996, 22,000 option shares were forfeited leaving 209,500 option shares outstanding at December 31, 1996. There were no options exercised during 1996. At December 31, 1996, there were no options exercisable and 2,140,500 option shares were available for future grant.

13.  DIVIDEND RESTRICTIONS

Massachusetts, Delaware, New Hampshire and Michigan have enacted laws governing the payment of dividends to stockholders by insurers. These laws affect the dividend paying ability of FAFLIC, AFLIAC, Hanover and Citizens, respectively.

    Massachusetts' statute limits the dividends an insurer may pay in any twelve month period, without the prior permission of the Commonwealth of Massachusetts Insurance Commissioner, to the greater of (i) 10% of its statutory policyholder surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year (if such insurer is a life company), or its net income for the preceding calendar year (if such insurer is not a life company). In addition, under Massachusetts law, no domestic insurer shall pay a dividend or make any distribution to its shareholders from other than unassigned funds unless the Commissioner shall have approved such dividend or distribution. At January 1, 1997, FAFLIC could pay dividends of $151.8 million to AFC without prior approval of the Commissioner.

    Dividends from FAFLIC to AFC will be the primary source of cash for repayment of the debt by AFC and payment of dividends to AFC stockholders.

    Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that an insurer may pay in any twelve month period, without the prior approval of the Delaware Commissioner of Insurance, is limited to the greater of (i) 10% of its policyholders' surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year (if such insurer is a life company) or its net income (not including realized capital gains) for the preceding calendar year (if such insurer is not a life company). Any dividends to be paid by an insurer, whether or not in excess of the aforementioned threshold, from a source other than statutory earned surplus would also require the prior approval of the Delaware Commissioner of Insurance. At January 1, 1997, AFLIAC could pay dividends of $11.9 million to FAFLIC without prior approval.

    Pursuant to New Hampshire's statute, the maximum dividends and other distributions that an insurer may pay in any twelve month period, without the prior approval of the New Hampshire Insurance Commissioner, is limited to 10% of such insurer's statutory policyholder surplus as of the preceding December 31. At January 1, 1997, the maximum dividend and other distributions that could be paid to Allmerica P&C by Hanover, without prior approval of the Insurance Commissioner, was approximately $15.4 million, which considers dividends declared to Allmerica P&C of $105.0 million during 1996, including $80.0 million which was declared in December. On January 2, 1997, Hanover declared an extraordinary dividend in the amount of $120.0 million, payable on or after January 21, 1997 to Allmerica P&C. The dividend, which was approved by the New Hampshire Department on January 9, 1997, is to be paid in a lump sum or in such installments as Allmerica P&C in its discretion may determine.

    Pursuant to Michigan's statute, the maximum dividends and other distributions that an insurer may pay in any twelve month period, without prior approval of the Michigan Insurance Commissioner, is limited to the greater of 10% of policyholders' surplus as of December 31 of the immediately preceding year or the statutory net income less realized gains, for the immediately preceding calendar year. At January 1, 1997, Citizens Insurance could pay dividends of $39.9 million to Citizens Corporation without prior approval.

14.  SEGMENT INFORMATION

The Company offers financial products and services in two major areas: Risk Management and Retirement and Asset Management. Within these broad areas, the Company conducts business principally in five operating segments.

    The Risk Management group includes two segments: Regional Property and Casualty and Corporate Risk Management Services.

    The Regional Property and Casualty segment includes property and casualty insurance products, such as automobile insurance, homeowners insurance, commercial multiple-peril insurance, and workers' compensation insurance. These products are offered by Allmerica P&C through its operating subsidiaries, Hanover and Citizens. Substantially all of the Regional Property and Casualty segment's earnings are generated in Michigan and the Northeast (Connecticut, Massachusetts, New York, New Jersey, New Hampshire, Rhode Island, Vermont and Maine). The Corporate Risk Management Services segment includes group life and health insurance products and services which assist employers in administering employee benefit programs and in managing the related risks.

    The Retirement and Asset Management group includes three segments: Retail Financial Services, Institutional Services and Allmerica Asset Management. The Retail Financial Services segment includes variable annuities, variable universal life-type, traditional and health insurance products distributed via retail channels to individuals across the country. The Institutional Services segment includes primarily group retirement products such as 401(k) plans, tax-sheltered annuities and GIC contracts which are distributed to institutions across the country via work-site marketing and other arrangements. Allmerica Asset Management is a Registered Investment Advisor which provides investment advisory services primarily to affiliates and to other institutions, such as insurance companies and pension plans.

    Summarized below is financial information with respect to business segments for the year ended and as of December 31.

 (IN MILLIONS)                                    1996         1995         1994
 --------------------------------------------  ----------   ----------   ----------
 Revenues:
   Risk Management
     Regional Property and Casualty..........  $ 2,193.7    $ 2,095.1    $ 2,004.8
     Corporate Risk Management...............      361.5        328.5        302.4
                                               ----------   ----------   ----------
       Subtotal..............................    2,555.2      2,423.6      2,307.2
                                               ----------   ----------   ----------
   Retirement and Asset Management
     Retail Financial Services...............      450.9        486.7        507.9
     Institutional Services..................      266.7        330.2        397.9
     Allmerica Asset Management..............        8.8          4.4          4.0
                                               ----------   ----------   ----------
       Subtotal..............................      726.4        821.3        909.8
                                               ----------   ----------   ----------
   Eliminations..............................       (8.7)        (4.4)       (21.9)
                                               ----------   ----------   ----------
 Total.......................................  $ 3,272.9    $ 3,240.5    $ 3,195.1
                                               ----------   ----------   ----------
                                               ----------   ----------   ----------
 Income (loss) from continuing operations
  before income taxes:
   Risk Management
     Regional Property and Casualty..........  $   197.7    $   206.3    $   113.1
     Corporate Risk Management...............       20.7         18.3         19.9
                                               ----------   ----------   ----------
       Subtotal..............................      218.4        224.6        133.0
                                               ----------   ----------   ----------
   Retirement and Asset Management...........
     Retail Financial Services...............       76.9         35.2         14.2
     Institutional Services..................       52.8         42.8          4.4
     Allmerica Asset Management..............        1.1          2.3          1.9
                                               ----------   ----------   ----------
       Subtotal..............................      130.8         80.3         20.5
                                               ----------   ----------   ----------
 Total.......................................  $   349.2    $   304.9    $   153.5
                                               ----------   ----------   ----------
                                               ----------   ----------   ----------
 Identifiable assets:
   Risk Management
     Regional Property and Casualty..........  $ 5,703.9    $ 5,741.8    $ 5,408.7
     Corporate Risk Management...............      506.0        458.9        386.3
                                               ----------   ----------   ----------
       Subtotal..............................    6,209.9      6,200.7      5,795.0
                                               ----------   ----------   ----------
   Retirement and Asset Management
     Retail Financial Services...............    8,871.3      7,218.7      5,639.8
     Institutional Services..................    3,879.0      4,280.9      4,484.5
     Allmerica Asset Management..............        2.4          2.1          2.2
                                               ----------   ----------   ----------
       Subtotal..............................   12,752.7     11,501.7     10,126.5
                                               ----------   ----------   ----------
 Total.......................................  $18,962.6    $17,702.4    $15,921.5
                                               ----------   ----------   ----------
                                               ----------   ----------   ----------

15.  LEASE COMMITMENTS

Rental expenses for operating leases, principally with respect to buildings, amounted to $33.6 million, $36.4 million and $35.2 million in 1996, 1995 and 1994, respectively. At December 31, 1996, future minimum rental payments under non-cancelable operating leases were approximately $71.7 million, payable as follows: 1997 -- $26.4 million; 1998 -- $19.6 million; 1999 -- $12.8 million;
2000 -- $8.0 million; and $5.0 million thereafter.

    It is expected that in the normal course of business, leases that expire will be renewed or replaced by leases on other property and equipment; thus, it is anticipated that future minimum lease commitments will not be less than the amounts shown for 1997.

16.  REINSURANCE

In the normal course of business, the Company seeks to reduce the loss that may arise from catastrophes or other events that cause unfavorable underwriting results by reinsuring certain levels of risk in various areas of exposure with other insurance enterprises or reinsurers. Reinsurance transactions are accounted for in accordance with the provisions of SFAS No. 113.

    Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy. Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The Company determines the appropriate amount of reinsurance based on evaluation of the risks accepted and analyses prepared by consultants and reinsurers and on market conditions (including the availability and pricing of reinsurance). The Company also believes that the terms of its reinsurance contracts are consistent with industry practice in that they contain standard terms with respect to lines of business covered, limit and retention, arbitration and occurrence. Based on its review of its reinsurers' financial statements and reputations in the reinsurance marketplace, the Company believes that its reinsurers are financially sound.

    The Company is subject to concentration of risk with respect to reinsurance ceded to various residual market mechanisms. As a condition to the ability to conduct certain business in various states, the Company is required to participate in various residual market mechanisms and pooling arrangements which provide various insurance coverages to individuals or other entities that are otherwise unable to purchase such coverage voluntarily provided by private insurers.

    These market mechanisms and pooling arrangements include the Massachusetts Commonwealth Automobile Reinsurers ("CAR"), the Maine Workers' Compensation Residual Market Pool ("MWCRP") and the Michigan Catastrophic Claims Association ("MCCA"). At December 31, 1996, the MCCA and CAR were the only two reinsurers which represented 10% or more of the Company's reinsurance business. As a servicing carrier in Massachusetts, the Company cedes a significant portion of its private passenger and commercial automobile premiums to CAR. Net premiums earned and losses and loss adjustment expenses ceded to CAR in 1996, 1995 and 1994 were $38.0 million and $21.8 million, $49.1 million and $33.7 million, and $50.0 million and $29.8 million, respectively.

    From 1988 through 1992, the Company was a servicing carrier in Maine, and ceded a significant portion of its workers' compensation premiums to the Maine Workers' Compensation Residual Market Pool, which is administered by The National Council on Compensation Insurance ("NCCI"). The Company was involved in legal proceedings regarding the MWCRP's deficit which through a legislated settlement issued on June 23, 1995 provided for an initial funding of $220.0 million, of which the insurance carriers were responsible for $65.0 million. Hanover paid its allocation of $4.2 million in December 1995. Some of the small carriers are currently appealing this decision. The Company's right to recover reinsurance balances for claims properly paid is not at issue in any such proceedings. The Company expects to collect its reinsurance balance; however, funding of the cash flow needs of the MWCRP may in the future be affected by issues related to certain litigation, the outcome of which the Company cannot predict. The Company ceded to MCCA net premiums earned and losses and loss adjustment expenses in 1996, 1995 and 1994 of $50.5 million and $(52.9) million, $66.8 million and $62.9 million, and $80.0 million and $24.2 million, respectively. Because the MCCA is supported by assessments permitted by statute, and all amounts billed by the Company to CAR, MWCRP and MCCA have been paid when due, the Company believes that it has no significant exposure to uncollectible reinsurance balances.

    The effects of reinsurance were as follows:

 FOR THE YEARS ENDED DECEMBER 31
 (IN MILLIONS)                                      1996        1995        1994
 -----------------------------------------------  ---------   ---------   ---------
 Life insurance premiums:
   Direct.......................................  $  389.1    $  438.9    $  447.2
   Assumed......................................      87.8        71.0        54.3
   Ceded........................................    (138.9)     (150.3)     (111.0)
                                                  ---------   ---------   ---------
 Net premiums...................................  $  338.0    $  359.6    $  390.5
                                                  ---------   ---------   ---------
                                                  ---------   ---------   ---------
 Property and casualty premiums written:
   Direct.......................................  $2,039.7    $2,039.4    $1,992.4
   Assumed......................................     108.7       125.0       128.6
   Ceded........................................    (234.0)     (279.1)     (298.1)
                                                  ---------   ---------   ---------
 Net premiums...................................  $1,914.4    $1,885.3    $1,822.9
                                                  ---------   ---------   ---------
                                                  ---------   ---------   ---------
 Property and casualty premiums earned:
   Direct.......................................  $2,018.5    $2,021.7    $1,967.1
   Assumed......................................     112.4       137.7       116.1
   Ceded........................................    (232.6)     (296.2)     (291.9)
                                                  ---------   ---------   ---------
 Net premiums...................................  $1,898.3    $1,863.2    $1,791.3
                                                  ---------   ---------   ---------
                                                  ---------   ---------   ---------
 Life insurance and other individual policy
  benefits, claims, losses and loss adjustment
  expenses:
   Direct.......................................  $  618.0    $  749.6    $  773.0
   Assumed......................................      44.9        38.5        28.9
   Ceded........................................     (77.8)      (69.5)      (61.6)
                                                  ---------   ---------   ---------
 Net policy benefits, claims, losses and loss
  adjustment expenses...........................  $  585.1    $  718.6    $  740.3
                                                  ---------   ---------   ---------
                                                  ---------   ---------   ---------
 Property and casualty benefits, claims, losses
  and loss adjustment expenses:
   Direct.......................................  $1,288.3    $1,372.7    $1,364.4
   Assumed......................................      85.8       146.1       102.7
   Ceded........................................      (2.2)     (229.1)     (160.4)
                                                  ---------   ---------   ---------
 Net policy benefits, claims, losses and loss
  adjustment expenses...........................  $1,371.9    $1,289.7    $1,306.7
                                                  ---------   ---------   ---------
                                                  ---------   ---------   ---------

17.  DEFERRED POLICY ACQUISITION COSTS

The following reflects changes to the deferred policy acquisition asset:

 FOR THE YEARS ENDED DECEMBER 31
 (IN MILLIONS)                                         1996       1995       1994
 --------------------------------------------------  --------   --------   --------
 Balance at beginning of year......................  $ 735.7    $ 802.8    $ 746.9
   Acquisition expenses deferred...................    560.8      504.8      510.3
   Amortized to expense during the year............   (483.5)    (470.3)    (475.7)
   Adjustment to equity during the year............      9.7      (50.4)      21.3
   Transferred to the Closed Block.................     --        (24.8)      --
   Adjustment for cession of term life insurance...     --        (26.4)      --
                                                     --------   --------   --------
 Balance at end of year............................  $ 822.7    $ 735.7    $ 802.8
                                                     --------   --------   --------
                                                     --------   --------   --------

18.  LIABILITIES FOR OUTSTANDING CLAIMS, LOSSES AND LOSS ADJUSTMENT EXPENSES

The Company regularly updates its estimates of liabilities for outstanding claims, losses and loss adjustment expenses as new information becomes available and further events occur which may impact the resolution of unsettled claims for its property and casualty and its accident and health lines of business. Changes in prior estimates are reflected in results of operations in the year such changes are determined to be needed and recorded.

    The liability for future policy benefits and outstanding claims, losses and loss adjustment expenses related to the Company's accident and health business was $471.7 million, $446.9 million and $371.4 million at December 31, 1996, 1995 and 1994, respectively. Accident and health claim liabilities have been re-estimated for all prior years and were increased by $0.6 million and $2.2 million in 1996 and 1994, respectively, and increased by $17.6 million in 1995. Unfavorable development in the accident and health business during 1995 is primarily due to reserve strengthening and adverse experience in the Company's individual disability line of business

    The following table provides a reconciliation of the beginning and ending property and casualty reserve for unpaid losses and loss adjustment expenses
(LAE):

 FOR THE YEARS ENDED DECEMBER 31
 (IN MILLIONS)                                      1996        1995        1994
 -----------------------------------------------  ---------   ---------   ---------
 Reserve for losses and LAE, beginning of
  year..........................................  $2,896.0    $2,821.7    $2,717.3
 Incurred losses and LAE, net of reinsurance
  recoverable:
   Provision for insured events of the current
    year........................................   1,513.3     1,427.3     1,434.8
   Decrease in provision for insured events of
    prior years.................................    (141.4)     (137.6)     (128.1)
                                                  ---------   ---------   ---------
 Total incurred losses and LAE..................   1,371.9     1,289.7     1,306.7
                                                  ---------   ---------   ---------
 Payments, net of reinsurance recoverable:
   Losses and LAE attributable to insured events
    of current year.............................     759.6       652.2       650.2
   Losses and LAE attributable to insured events
    of prior years..............................     627.6       614.3       566.9
                                                  ---------   ---------   ---------
 Total payments.................................   1,387.2     1,266.5     1,217.1
                                                  ---------   ---------   ---------
 Change in reinsurance recoverable on unpaid
  losses........................................    (136.6)       51.1        14.8
                                                  ---------   ---------   ---------
 Reserve for losses and LAE, end of year........  $2,744.1    $2,896.0    $2,821.7
                                                  ---------   ---------   ---------
                                                  ---------   ---------   ---------

    As part of an ongoing process, the property and casualty reserves have been re-estimated for all prior accident years and were decreased by $141.4 million, $137.6 million and $128.1 million in 1996, 1995 and 1994, respectively. The increase in favorable development on prior years' reserves of $3.8 million in 1996 results primarily from an $11.4 million increase in favorable development at Citizens.

    The increase in Citizens' favorable development of $11.4 million in 1996 reflects improved severity in the personal automobile line, where favorable development increased $28.6 million to $33.0 million in 1996, partially offset by less favorable development in the workers' compensation line. In 1995, the workers' compensation line had favorable development of $32.7 million, primarily as a result of Citizens re-estimating reserves to reflect the new claims cost management programs and the Michigan Supreme Court ruling, which decreases the maximum to be paid for indemnity cases on all existing and future claims. In 1996, the favorable development in the workers' compensation line of $21.8 million also reflected these developments. Hanover's favorable development, including voluntary and involuntary pools, decreased $7.7 million in 1996 to $82.9 million, primarily attributable to a decrease in favorable development in the workers' compensation line of $19.8 million to favorable development of $17.3 million in 1996. This decrease is primarily attributable to a re-estimate of reserves with respect to certain types of workers' compensation policies including large deductibles and excess of loss policies. In addition, during 1995 the Regional Property and Casualty subsidiaries refined their estimation of unallocated loss adjustment expenses which increased favorable development in that year. Favorable development in the personal automobile line also decreased $4.7 million, to $42.4 million in 1996. These decreases were offset by increases in favorable development of $1.9 million and $5.6 million, to $12.6 million and $5.7 million, in the commercial automobile and commercial multiple peril lines, respectively. Favorable development in other lines increased by $8.8 million, primarily as a result of environmental reserve strengthening in 1995. Favorable development in Hanover's voluntary and involuntary pools increased $3.7 million to $4.1 million during 1996.

    The increase in favorable development on prior years' reserves of $9.5 million in 1995 results primarily from a $34.6 million increase in favorable development at Citizens. Favorable development in Citizens' personal automobile and workers' compensation lines increased $16.6 million and $15.5 million, to favorable development of $4.4 million and $32.7 million, respectively, due to the aforementioned change in claims cost management and the Michigan Supreme Court ruling. Hanover's favorable development, not including the effect of voluntary and involuntary pools, was relatively unchanged at $90.2 million in 1995 compared to $91.7 million in 1994. Favorable development in Hanover's workers' compensation line increased $27.7 million to $31.0 million during 1995. This was offset by decreases of $14.6 million and $12.6 million, to $45.5 million and $0.1 million, in the personal automobile and commercial multiple peril lines, respectively. Favorable development in Hanover's voluntary and involuntary pools decreased $23.6 million to $0.4 million during 1995.

    This favorable development reflects the Regional Property and Casualty subsidiaries' reserving philosophy consistently applied over these periods. Conditions and trends that have affected development of the loss and LAE reserves in the past may not necessarily occur in the future.

    Due to the nature of business written by the Regional Property and Casualty subsidiaries, the exposure to environmental liabilities is relatively small, and therefore, their reserves are relatively small compared to other types of liabilities. Losses and LAE reserves related to environmental damage and toxic tort liability, included in the total reserve for losses and LAE, were $50.8 million and $43.2 million, net of reinsurance of $20.2 million and $8.4 million, at the end of 1996 and 1995, respectively. During 1995, the Regional Property and Casualty subsidiaries redefined their environmental liabilities in conformity with new guidelines issued by the NAIC. This had no impact on results of operations. The Regional Property and Casualty subsidiaries do not specifically underwrite policies that include this coverage, but as case law expands policy provisions and insurers' liability beyond the intended coverage, the Regional Property and Casualty subsidiaries may be required to defend such claims. During 1995, Hanover performed an actuarial review of its environmental reserves. This resulted in Hanover's providing additional reserves for "IBNR" (incurred but not reported) claims, in addition to existing reserves for reported claims. Although these claims are not material, their existence gives rise to uncertainty and is discussed because of the possibility, however remote, that they may become material. Management believes that, notwithstanding the evolution of case law expanding liability in environmental claims, recorded reserves related to these claims for environmental liability are adequate. In addition, management is not aware of any litigation or pending claims that may result in additional material liabilities in excess of recorded reserves. The environmental liability could be revised in the near term if the estimates used in determining the liability are revised.

19.  MINORITY INTEREST

The Company's interest in Allmerica P&C is represented by ownership of 59.5%, 58.3% and 57.4% of the outstanding shares of common stock at December 31, 1996, 1995 and 1994, respectively. Earnings and shareholder's equity attributable to minority shareholders are included in minority interest in the consolidated financial statements.

20.  CONTINGENCIES

REGULATORY AND INDUSTRY DEVELOPMENTS

    Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by, solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states. The Company is not able to reasonably estimate the potential effect on it of any such future assessments or voluntary payments.

LITIGATION

    On June 23, 1995, the governor of Maine approved a legislative settlement for the Maine Workers' Compensation Residual Market Pool deficit for the years 1988 through 1992. The settlement provides for an initial funding of $220.0 million toward the deficit. The insurance carriers are liable for $65.0 million, and employers will contribute $110.0 million payable through surcharges on premiums over the course of the next ten years. The major insurers are responsible for 90% of the $65.0 million. Hanover's allocated share of the settlement is approximately $4.2 million, which was paid in December 1995. The remainder of the deficit of $45.0 million will be paid by the Maine Guaranty Fund, payable in quarterly contributions over ten years. A group of smaller carriers filed litigation to appeal the settlement. The Company believes that adequate reserves have been established for any additional liability.

    The Company has been named a defendant in various other legal proceedings arising in the normal course of business. In the opinion of management, based on the advice of legal counsel, the ultimate resolution of these proceedings will not have a material effect on the Company's consolidated financial statements. However, liabilities related to these proceedings could be established in the near term if estimates of the ultimate resolution of these proceedings are revised.

RESIDUAL MARKETS

    The Company is required to participate in residual markets in various states. The results of the residual markets are not subject to the predictability associated with the Company's own managed business, and are significant to the workers' compensation line of business and both the private passenger and commercial automobile lines of business.

21.  STATUTORY FINANCIAL INFORMATION

The insurance subsidiaries are required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities (statutory basis). Statutory surplus differs from shareholder's equity reported in accordance with generally accepted accounting principles for stock life insurance companies primarily because policy acquisition costs are expensed when incurred, investment reserves are based on different assumptions, postretirement benefit costs are based on different assumptions and reflect a different method of adoption, life insurance reserves are based on different assumptions and income tax expense reflects only taxes paid or currently payable. Statutory net income and surplus are as follows:

 (IN MILLIONS)                                          1996        1995       1994
 ---------------------------------------------------  ---------   ---------   -------
 Statutory net income (Combined)
   Property and Casualty Companies..................  $  155.3    $  155.3    $ 79.9
   Life and Health Companies........................     133.3       134.3      40.7
                                                      ---------   ---------   -------
 Statutory Shareholder's Surplus (Combined)
   Property and Casualty Companies..................  $1,201.6    $1,128.4    $974.3
   Life and Health Companies........................   1,120.1       965.6     465.3
                                                      ---------   ---------   -------

22.  QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The quarterly results of operations for 1996 and 1995 are summarized below:

 For the Three Months Ended
 (In millions)

 1996                                        March 31   June 30   Sept. 30   Dec. 31
 Total revenues............................   $827.9    $799.4     $806.3    $839.3
                                             --------   -------   --------   -------
 Net income................................   $ 50.6    $ 45.3     $ 49.4    $ 48.2
                                             --------   -------   --------   -------
                                             --------   -------   --------   -------
 1995
 Total revenues............................   $841.4    $791.9     $822.8    $784.4
                                             --------   -------   --------   -------
 Income before extraordinary item..........   $ 39.2    $ 29.9     $ 34.8    $ 45.2
 Extraordinary item -- demutualization
  expense..................................     (2.5)     (3.5)      (4.7)     (1.4)
                                             --------   -------   --------   -------
 Net income................................   $ 36.7    $ 26.4     $ 30.1    $ 43.8
                                             --------   -------   --------   -------
                                             --------   -------   --------   -------

23.  SUBSEQUENT EVENT (UNAUDITED)

On April 14, 1997, the Company entered into an agreement in principle to transfer the Company's individual disability income business under a 100% coinsurance arrangement to Metropolitan Life Insurance Company. The consummation of the transaction is subject to the negotiation of definitive agreements and regulatory approvals and is expected to occur on or before October 1, 1997. In connection with this transaction, the Company has recorded an after-tax charge of $35 million net income in the first quarter of 1997 related to the reinsurance of this business.

                     KEMPER GATEWAY CUSTOM VARIABLE ANNUITY
                              SEPARATE ACCOUNT KGC
                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1996

                            SMALL CAP   SMALL CAP
                              VALUE      GROWTH       VALUE    INTERNATIONAL    GROWTH    VALUE+GROWTH  HORIZON 20+
                           ----------- ----------- ----------- -------------  ----------- ------------  -----------
ASSETS:
Investments in shares of
 Kemper Investors Fund....     --          --          --           --            --          --            --

LIABILITIES:
                               --          --          --           --            --          --            --
                           ----------- ----------- ----------- -------------  ----------- ------------  -----------
    Net assets............     --          --          --           --            --          --            --
                           ----------- ----------- ----------- -------------  ----------- ------------  -----------
                           ----------- ----------- ----------- -------------  ----------- ------------  -----------


                                                                              INVESTMENT
                              TOTAL                                HIGH          GRADE     GOVERNMENT      MONEY
                             RETURN    HORIZON 10+  HORIZON 5      YIELD         BOND      SECURITIES     MARKET
                           ----------- ----------- ----------- -------------  ----------- ------------  -----------
ASSETS:
Investments in shares of
 Kemper Investors Fund....     --          --          --           --            --          --            --

LIABILITIES:
                               --          --          --           --            --          --            --
                           ----------- ----------- ----------- -------------  ----------- ------------  -----------
    Net assets............     --          --          --           --            --          --            --
                           ----------- ----------- ----------- -------------  ----------- ------------  -----------
                           ----------- ----------- ----------- -------------  ----------- ------------  -----------

   The accompanying notes are an integral part of these financial statements.

                 SEPARATE ACCOUNT KGC -- KEMPER GATEWAY CUSTOM

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1996

NOTE 1 -- ORGANIZATION

    Separate Account KGC -- Kemper Gateway Custom (VA-KGC) is a separate investment account of First Allmerica Financial Life Insurance Company (the Company), established on December 20, 1996 for the purpose of separating from the general assets of the Company those assets used to fund certain variable annuity policies issued by the Company. Under applicable insurance law, the assets and liabilities of VA-KGC are clearly identified and distinguished from the other assets and liabilities of the Company. VA-KGC cannot be charged with liabilities arising out of any other business of the Company.

    VA-KGC is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act). VA-KGC currently offers fourteen Sub-Accounts under the Kemper Gateway Custom contracts. Each Sub-Account invests exclusively in a corresponding investment portfolio of Kemper Investors Fund
(KINF) managed by Zurich Kemper Investments, Inc. (ZKI). The Value and Small Cap Value Portfolios are managed by Dreman Value Advisors, Inc. (DVA), a wholly owned subsidary of ZKI. KINF is an open-end, diversified management investment company registered under the 1940 Act.

    VA-KGC has two types of variable annuity policies, "qualified" policies and "non-qualified" policies. A qualified policy is one that is purchased in connection with a retirement plan which meets the requirements of Section 401, 403, or 408 of the Internal Revenue Code, while a non-qualified policy is one that is not purchased in connection with one of the indicated retirement plans. The tax treatment for certain partial redemptions or surrenders will vary according to whether they are made from a qualified policy or a non-qualified policy.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

    INVESTMENTS -- Security transactions are recorded on the trade date. Investments held by the Sub-Accounts are stated at the net asset value per share of the respective investment portfolio of KINF. Net realized gains and losses on securities sold are determined on the average cost method. Dividends and capital gain distributions are recorded on the ex-dividend date and are reinvested in additional shares of the respective investment portfolio of KINF at net asset value.

    FEDERAL INCOME TAXES -- The Company is taxed as a "life insurance company" under Subchapter L of the Internal Revenue Code and files a consolidated federal income tax return. The Company anticipates no tax liability resulting from the operations of VA-KGC. Therefore, no provision for income taxes has been charged against VA-KGC.

NOTE 3 -- INVESTMENTS

    There were no investment purchases and sales for the year ended December 31, 1996.

NOTE 4 -- RELATED PARTY TRANSACTIONS

    The Company makes a charge of .95% per annum based on the average daily net assets of each Sub-Account at each valuation date for mortality and expense risks. The Company also charges each Sub-Account .15% per annum based on the average daily net assets of each Sub-Account for administrative expenses. These charges are deducted from the daily value of each Sub-Account but are paid to the Company on a monthly basis.

                 SEPARATE ACCOUNT KGC -- KEMPER GATEWAY CUSTOM

                               DECEMBER 31, 1996

NOTE 4 -- RELATED PARTY TRANSACTIONS (CONTINUED)
    A contract fee of $35 is currently deducted on the Contract anniversary date and upon full surrender of the contract when the accumulated value is less than $50,000. The contract fee is waived for contracts issued to and maintained by the Trustee of a 401(k) plan.

    Allmerica Investments, Inc. (Allmerica Investments), a wholly-owned subsidiary of the Company, is principal underwriter and general distributor of VA-KGC, and does not receive any compensation for sales of the VA-KGC -- Kemper Gateway Custom contracts. Commissions are paid to registered representatives of Allmerica Investments by the Company. As the current series of policies have a contingent deferred sales charge, no deduction is made for sales charges at the time of the sale.

NOTE 5 -- DIVERSIFICATION REQUIREMENTS

    Under the provisions of Section 817(h) of the Internal Revenue Code, a variable annuity contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as an annuity contract for federal income tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

    The Internal Revenue Service has issued regulations under Section 817(h) of the Code. The Company believes that VA-KGC satisfies the current requirements of the regulations, and it intends that VA-KGC will continue to meet such requirements.

                         PART C.  OTHER INFORMATION

Item 24.  FINANCIAL STATEMENTS AND EXHIBITS.

(a) FINANCIAL STATEMENTS

    FINANCIAL STATEMENTS INCLUDED IN PART A
    None

    FINANCIAL STATEMENTS INCLUDED IN PART B
    Financial Statements for First Allmerica Financial Life Insurance Company and for Separate Account KGC

    FINANCIAL STATEMENTS INCLUDED IN PART C
    None

(b) EXHIBITS


Exhibit 1 -   Vote of Board of Directors Authorizing Establishment of
        Registrant dated June 13, 1996 was previously filed in Initial Registration Statement on August 9, 1996 and is incorporated by reference herein.


Exhibit 2 -   Not Applicable.  Pursuant to Rule 26a-2, the Insurance Company
        may hold the assets of the Registrant NOT pursuant to a trust indenture or other such instrument.

Exhibit 3 - (a)  Wholesaling Agreement was previously filed in
                 Pre-Effective Amendment No. 1 and is incorporated by reference herein.
            (b) Sales Agreement was previously filed in Pre-Effective Amendment No. 1 and is incorporated by reference herein.


            (c) Broker's Agreement and Specimen Schedule of Sales Commissions for Variable Annuity Policies were previously filed on November 3, 1994 in Registration Statement
                 No. 33-85916, and are incorporated by reference herein.

Exhibit 4 -   Policy Form previously filed in Initial Registration Statement on August 9, 1996 and is incorporated by reference herein.



Exhibit 5 -   Application Form was previously filed in Initial Registration
              Statement on August 9, 1996 and is incorporated by reference herein.



Exhibit 6 -   The Depositor's Articles of Incorporation, as amended effective
              October 1, 1995 to reflect its new name, and Bylaws was previously filed in Initial Registration Statement on August 9,
              1996 and is incorporated by reference herein.


Exhibit 7 -   Not Applicable.

Exhibit 8 -   None

Exhibit 9 -   Consent and Opinion of Counsel is filed herewith.

Exhibit 10 -  Consent and Opinion of Independent Accountants is filed herewith.

Exhibit 11 -  None.

Exhibit 12 -  None.

Exhibit 13 -  None.


Exhibit 15 -  Form of Participation Agreement was previously filed in
              Pre-Effective Amendment No. 1 and is incorporated by reference herein.

Item 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR.

         The principal business address of all the following Directors and Officers is:

         440 Lincoln Street
         Worcester, Massachusetts 01653




NAME AND POSITION WITH COMPANY    PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
------------------------------    ----------------------------------------------
Bruce C. Anderson,                Director of First Allmerica since 1996;
Director and Vice President       Vice President, First Allmerica

Abigail M. Armstrong,             Secretary of First Allmerica since 1996;
Secretary and Counsel             Counsel, First Allmerica

John P. Kavanaugh, Director,      Director and Chief Investment Officer of
Vice President and Chief          First Allmerica since 1996; Vice President,
Investment Officer                First Allmerica since 1991

John F. Kelly, Director,          Director of First Allmerica since 1996;
Senior Vice President and         Senior Vice President, General Counsel,
General Counsel                   First Allmerica

J. Barry May, Director            Director of First Allmerica since 1996;
                                  Director and President, The Hanover
                                  Insurance Company since 1996; Vice
                                  President, The Hanover Insurance Company,
                                  1993 to 1996

James R. McAuliffe, Director      Director of First Allmerica since 1996;
                                  President and CEO, Citizens Insurance
                                  Company of America since 1994; Vice
                                  President 1982 to 1994 and Chief Investment
                                  Officer, First Allmerica, 1986 to 1994

John F. O'Brien, Director,        Director, Chairman of the Board, President
Chairman of the Board, President  and Chief Executive Officer, First Allmerica
and Chief Executive Officer       since 1989

Edward J. Parry, III, Director,   Director and Chief Financial Officer of
Vice President, Chief             First Allmerica since 1996; Vice President
Financial Officer and Treasurer   and Treasurer, First Allmerica since 1993

Richard M. Reilly, Director       Director of First Allmerica since 1996; Vice
and Vice President                President, First Allmerica; Director,
                                  Allmerica Investments, Inc.; Director and
                                  President, Allmerica Investment Management
                                  Company, Inc. since 1990

Larry C. Renfro, Director         Director of First Allmerica since 1996;
and Vice President                Vice President of First Allmerica since 1990

Eric A. Simonsen, Director and    Director of First Allmerica since 1996;
and Vice President                Vice President, First Allmerica since 1990;
                                  Chief Financial Officer, First Allmerica
                                  1990 to 1996

Phillip E. Soule, Director and    Director of First Allmerica since 1996;
Vice President                    Vice President, First Allmerica


Item 26. PERSONS UNDER COMMON CONTROL WITH REGISTRANT. See attached organization chart.



                                Allmerica Financial Corporation

                                            Delaware
            |                     |                   |             |           |
     ___________________________________________________________________________________
           100%                  100%               100%           100%        100%
     Allmerica, Inc.          Allmerica        First Allmerica  AFC Capital   Allmerica
                            Funding Corp.      Financial Life    Trust I      Services
                                                 Insurance                  Corporation
                                                   Company

      Massachusetts         Massachusetts       Massachusetts    Delaware   Massachusetts
                                                      |
                            _______________________________________________
                                  |
                                 100%
                             Logan Wells
                            Water Company,
                                 Inc.

                              New Jersey

______________________________________________________________________________________________________________________
        |                   |                    |                   |                     |                   |
      59.47%               100%               99.2%                 100%                  100%               100%
     Allmerica        Sterling Risk         Allmerica            Somerset             Allmerica           Allmerica
     Property           Management             Trust            Square, Inc.         Financial Life      Institutional
    & Casualty        Services, Inc.       Company, N.A.                             Insurance and      Services, Inc.
  Companies, Inc.                                                                   Annuity Company
                                             Federally
     Delaware            Delaware            Chartered         Massachusetts            Delaware         Massachusetts
         |
___________________________________________________________________________
         |                  |                   |                    |
       100%                100%                100%                 100%
        APC             The Hanover          Allmerica           Citizens
   Funding Corp.         Insurance           Financial           Insurance
                          Company            Insurance           Company of
                                           Brokers, Inc.          Illinois

   Massachusetts       New Hampshire       Massachusetts          Illinois
                             |
______________________________________________________________________________________________________________________
        |                   |                   |                    |                     |                  |
       100%                100%                100%                 100%                 82.5%               100%
     Allmerica           Allmerica          The Hanover        Hanover Texas           Citizens          Massachusetts
     Financial           Employee            American            Insurance            Corporation        Bay Insurance
      Benefit            Insurance           Insurance           Management                                 Company
     Insurance         Agency, Inc.           Company          Company, Inc.
      Company

   Pennsylvania        Massachusetts       New Hampshire           Texas                Delaware         New Hampshire
                                                                                           |
                                                              ________________________________________________________
                                                                     |                     |                   |
                                                                    100%                  100%               100%
                                                                  Citizens         Citizens Insurance      Citizens
                                                                 Insurance            Company of           Insurance
                                                              Company of Ohio           America         Company of the
                                                                                                            Midwest

                                                                    Ohio                Michigan            Indiana
                                                                                           |
                                                                                    _______________
                                                                                          100%
                                                                                        Citizens
                                                                                    Management Inc.

                                                                                        Michigan





                                Allmerica Financial Corporation

                                            Delaware
            |                     |                   |             |           |
     ___________________________________________________________________________________
           100%                  100%               100%           100%        100%
     Allmerica, Inc.          Allmerica        First Allmerica  AFC Capital   Allmerica
                            Funding Corp.      Financial Life    Trust I      Services
                                                 Insurance                  Corporation
                                                   Company

      Massachusetts         Massachusetts       Massachusetts    Delaware   Massachusetts
                                                      |
                            _______________________________________________
                                                                   |
                                                                  100%
                                                                  SMA
                                                               Financial Corp.


                                                               Massachusetts
                                                                    |
______________________________________________________________________________________________________________________
        |                   |                    |                   |                     |                   |
       100%                100%                100%                 100%                  100%             Allmerica
     Allmerica           Allmerica           Allmerica           Allmerica               Linder              Asset
    Investments,        Investment             Asset         Financial Services          Skokie           Management,
       Inc.             Management          Management,          Insurance            Real Estate           Limited
                       Company, Inc.            Inc.            Agency, Inc.          Corporation

   Massachusetts       Massachusetts       Massachusetts       Massachusetts         Massachusetts          Bermuda

                                                              ________________      _________________________________
                                                              Allmerica Equity         Greendale              AAM
                                                                 Index Pool             Special           Equity Fund
                                                                                       Placements
                                                                                          Fund

                                                               Massachusetts         Massachusetts       Massachusetts
_____________________________________
        |                   |                                                 Grantor Trusts established for the benefit of First
       100%                100%                                               Allmerica, Allmerica Financial Life, Hanover and
     Allmerica          AMGRO, Inc.                                           Citizens
     Financial                                                   Allmerica             Allmerica           Allmerica
     Alliance                                                 Investment Trust           Funds            Securities
     Insurance                                                                                               Trust
      Company
                                                               Massachusetts         Massachusetts       Massachusetts
   New Hampshire       Massachusetts
                             |
                             |
                           100%                                                  Affiliated Management Investment Companies
                          Lloyd's
                          Credit                                                    Hanover Lloyd's
                        Corporation                                                    Insurance
                                                                                        Company

                       Massachusetts                                                     Texas

                                                                                 Affiliated Lloyd's plan company, controlled by
                                                                                 Underwriters for the benefit of the Hanover
                                                                                 Insurance Company

                                                                                       Beltsville
                         AAM High                                                        Drive
                        Yield Fund,                                                    Properties
                          L.L.C.                                                        Limited
                                                                                      Partnership
                       Massachusetts
                                                                                        Delaware
                   LLC established for the benefit of
                   First Allmerica, Allmerica                                    Limited partnership involving First Allmerica, as
                   Financial Life, Hanover and                                   general partner and Allmerica Financial Life as
                   Citizens                                                      limited partner


                 FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY



NAME                                       ADDRESS              TYPE OF BUSINESS
----                                       -------              ----------------
AAM Equity Fund                    440 Lincoln Street       Massachusetts Grantor Trust
                                   Worcester MA 01653

Allmerica Asset Management         440 Lincoln Street       Investment advisory services
Limited                            Worcester MA 01653

Allmerica Asset Management, Inc.   440 Lincoln Street       Investment advisory services
                                   Worcester MA 01653

Allmerica Employees Insurance      440 Lincoln Street       Insurance Agency
Agency, Inc.                       Worcester MA 01653

Allmerica Financial Alliance       100 North Parkway        Multi-line property and
Insurance Company                  Worcester MA 01605       casualty insurance

Allmerica Financial Benefit        100 North Parkway        Multi-line property and
Insurance Compny                   Worcester MA 01605       casualty insurance

Allmerica Financial Corporation    440 Lincoln Street       Holding Company
                                   Worcester MA 01653

Allmerica Financial Insurance      440 Lincoln Street       Insurance Broker
Brokers, Inc.                      Worcester MA 01653

Allmerica Financial Life           440 Lincoln Street       Life insurance, accident
Insurance and Annuity Company      Worcester MA 01653       & health insurance,
(formerly known as SMA Life                                 annuities, variable
Assurance Company)                                          annuities and variable
                                                            life insurance

Allmerica Financial Services       440 Lincoln Street       Insurance Agency
Insurance Agency, Inc.             Worcester, MA 01653

Allmerica Funding Corp.            440 Lincoln Street       Special purpose funding
                                   Worcester MA 01653       vehicle for commercial paper

Allmerica Funds                    440 Lincoln Street       Investment Company
                                   Worcester MA 01653

Allmerica, Inc.                    440 Lincoln Street       Common employer for
                                   Worcester MA 01653       Allmerica Financial
                                                            Corporation entities


                                      C-4



Allmerica Institutional            440 Lincoln Street       Accounting, marketing
Services, Inc. (formerly known     Worcester MA 01653       and shareholder services
as 440 Financial Group of                                   for investment companies
Worcester, Inc.)

Allmerica Investment Management    440 Lincoln Street       Investment advisory
Company, Inc.                      Worcester MA 01653       services

Allmerica Investments, Inc.        440 Lincoln Street       Securities, retail
                                   Worcester MA 01653       broker-dealer

Allmerica Investment Trust         440 Lincoln Street       Investment Company
                                   Worcester MA 01653

Allmerica Property & Casualty      440 Lincoln Street       Holding Company
Companies, Inc.                    Worcester MA 01653

Allmerica Securities Trust         440 Lincoln Street       Investment Company
                                   Worcester MA 01653

Allmerica Services Corporation     440 Lincoln Street       Internal administrative
                                   Worcester MA 01653       services provider to
                                                            Allmerica Financial
                                                            Corporation entities

Allmerica Trust Company, N.A.      440 Lincoln Street       Limited purpose national
                                   Worcester MA 01653       trust company

AMGRO, Inc.                        100 North Parkway       Premium financing
                                   Worcester MA 01605

APC Funding Corp.                  440 Lincoln Street      Special purpose funding
                                   Worcester MA 01653      vehicle for commercial paper

Beltsville Drive Limited           440 Lincoln Street       Real estate partnership
Partnership                        Worcester MA 01653

Citizens Corporation               440 Lincoln Street       Holding Company
                                   Worcester MA 01653

Citizens Insurance Company         645 West Grand River     Multi-line property and
of America                         Howell MI 48843          casualty insurance

Citizens Insurance Company         333 Pierce Road           Multi-line property and
of Illinois                        Itasca IL 60143           casualty insurance

Citizens Insurance Company         3950 Priority Way         Multi-line property and
of the Midwest                     South Drive, Suite 200    casualty insurance
                                   Indianapolis IN 46280

                                     C-5


Citizens Insurance Company         8101 N. High Street        Multi-line property and
of Ohio                            P.O. Box 342250            casualty insurance
                                   Columbus OH 43234

Citizens Management, Inc.          645 West Grand River       Services management
                                   Howell MI 48843            company

First Allmerica Financial Life     440 Lincoln Street         Life, pension, annuity
Insurance Company (formerly State  Worcester MA 01653         accident and health
Mutual Life Assurance Company                                 company
of America)

Greendale Special Placements       440 Lincoln Street         Massachusetts Grantor
Fund                               Worcester MA 01653         Trust

The Hanover American Insurance     100 North Parkway          Multi-line property and
Company                            Worcester MA 01605         casualty insurance

The Hanover Insurance Company      100 North Parkway          Multi-line property and
                                   Worcester MA 01605         casualty insurance

Hanover Texas Insurance            801 East Campbell Road     Attorney-in-fact for Hanover
Management Company, Inc.           Richardson TX  75081       Lloyd's Insurance Company

Hanover Lloyd's Insurance          801 East Campbell Road     Multi-line property and
Company                            Richardson TX 75081        casualty insurance

Linder Skokie Real Estate          440 Lincoln Street         Real estate holding
Corporation                        Worcester MA 01653         company

Lloyds Credit Corporation          440 Lincoln Street         Premium financing
                                   Worcester MA 01653         service franchises

Logan Wells Water Company, Inc.    603 Heron Drive            Water Company, serving
                                   Bridgeport NJ 08014        land development
                                                              investment

Massachusetts Bay Insurance        100 North Parkway          Multi-line property and
Company                            Worcester MA 01605         casualty insurance

SMA Financial Corp.                440 Lincoln Street         Holding Company
                                   Worcester MA 01653

Somerset Square, Inc.              440 Lincoln Street         Real estate holding
                                   Worcester MA 01653         company

Sterling Risk Management           440 Lincoln Street         Risk management
Services, Inc.                     Worcester MA 01653         services



Item 27.  NUMBER OF CONTRACT OWNERS.

As of December 31, 1996, the Variable Account had no Contract Owners.


Item 28.  INDEMNIFICATION.

Article VIII of the Bylaws of the Depositor state: Each Director and each Officer of the Corporation, whether or not in office, (and his executors or administrators), shall be indemnified or reimbursed by the Corporation against all expenses actually and necessarily incurred by him in the defense or reasonable settlement of any action, suit, or proceeding in which he is made a party by reason of his being or having been a Director or Officer of the Corporation, including any sums paid in settlement or to discharge judgement, except in relation to matters as to which he shall be finally adjudged in such action, suit or proceeding to be liable for negligence or misconduct in the performance of his duties as such Director or Officer; and the foregoing right of indemnification or reimbursement shall not affect any other rights to which he may be entitled under the Articles of Incorporation, any statute, bylaw, agreement, vote of stockholders, or otherwise.


Insofar as indemnification for liability arising under the 1933 Act may be permitted to Directors, Officers and Controlling Persons of Registrant under any registration statement, underwriting agreement or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Director, Officer or Controlling Person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, Officer or Controlling Person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.



Item 29.  PRINCIPAL UNDERWRITERS.

(a) Allmerica Investments, Inc. also acts as principal underwriter for the following:
    - VEL Account, VEL II Account, Group Vel, Separate Accounts VA-A, VA-B, VA-C, VA-G, VA-H, VA-K, VA-P, Allmerica Select Separate Account, Inheiritage Account, Fulcrum Separate Account and Separate Account KG of Allmerica Financial Life Insurance and Annuity Company
    - Separate Accounts I, VA-K, VA-P, VEL II Account, Inheiritage Account, Group VEL, Separate Account KG, Separate Account KGC and Allmerica Select Separate Account of First Allmerica Financial Life Insurance Company.
    -  Allmerica Investment Trust

(b) The Principal Business Address of each of the following Directors and Officers of Allmerica Investments, Inc. is:
440 Lincoln Street
Worcester, Massachusetts 01653

NAME                               POSITION OR OFFICE WITH UNDERWRITER
----                               -----------------------------------

Emil J. Aberizk                        Vice President

Abigail M. Armstrong                   Secretary and Counsel

Richard F. Betzler, Jr.                Vice President

Phillip J. Coffey                      Vice President

Thomas J. Cunningham                   Vice President, Chief Financial Officer
                                       and Controller

John F. Kelly                          Director

William F. Monroe, Jr.                 Vice President

David J. Mueller                       Vice President

John F. O'Brien                        Director

Stephen Parker                         President, Director and Chief
                                       Executive Officer

Edward J. Parry, III                   Treasurer

Richard M. Reilly                      Director

Eric A. Simonsen                       Director

Mark Steinberg                         Senior Vice President


Item 30.  LOCATION OF ACCOUNTS AND RECORDS.


Each account, book or other document required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 thereunder are maintained by the Company at 440 Lincoln Street, Worcester, Massachusetts.


Item 31.  MANAGEMENT SERVICES.

The Company provides daily unit value calculations and related services for the Company's separate accounts.

Item 32.  UNDERTAKINGS.

(a) Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

(b) The registrant hereby undertakes to include in the prospectus a postcard that the applicant can remove to send for a Statement of Additional Information.

(c) The registrant hereby undertakes to deliver a Statement of Additional Information promptly upon written or oral request, according to the requirements of Form N-4.


(d) The Company hereby undertakes that the aggregate fees and charges under the contract are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Insurance Company.




Item 33. REPRESENTATIONS CONCERNING WITHDRAWAL RESTRICTIONS ON SECTION 403(b) PLANS AND UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM.

Registrant, a separate account of First Allmerica Financial Life Insurance Company ("Company"), states that it is (a) relying on Rule 6c-7 under the 1940 Act with respect to withdrawal restrictions under the Texas Optional Retirement Program ("Program") and (b) relying on the "no-action" letter (Ref. No. IP-6-88) issued on November 28, 1988 to the American Council of Life Insurance, in applying the withdrawal restrictions of Internal Revenue

Code Section 403(b)(11). Registrant has taken the following steps in reliance on the letter:

1. Appropriate disclosures regarding the redemption restrictions imposed by the Program and by Section 403(b)(11) have been included in the prospectus of each registration statement used in connection with the offer of the Company's variable contracts.

2. Appropriate disclosures regarding the redemption restrictions imposed by the Program and by Section 403(b)(11) have been included in sales literature used in connection with the offer of the Company's variable contracts.

3. Sales Representatives who solicit participants to purchase the variable contracts have been instructed to specifically bring the redemption restrictions imposed by the Program and by Section 403(b)(11) to the attention of potential participants.

4. A signed statement acknowledging the participant's understanding of (I) the restrictions on redemption imposed by the Program and by Section 403(b)(11) and (ii) the investment alternatives available under the employer's arrangement will be obtained from each participant who purchases a variable annuity contract prior to or at the time of purchase.

Registrant hereby represents that it will not act to deny or limit a transfer request except to the extent that a Service-Ruling or written opinion of counsel, specifically addressing the fact pattern involved and taking into account the terms of the applicable employer plan, determines that denial or limitation is necessary for the variable annuity contracts to meet the requirements of the Program or of Section 403(b). Any transfer request not so denied or limited will be effected as expeditiously as possible.

                               SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Worcester, and Commonwealth of Massachusetts, on the 2nd day of April, 1997.

                           SEPARATE ACCOUNT KGC OF
                           FIRST ALLMERICA FINANCIAL LIFE INSURANCE
                           COMPANY

                           By: /s/ Abigail M. Armstrong
                           ------------------------------------
                           Abigail M. Armstrong, Secretary


SIGNATURES                      TITLE                          DATE
----------                      -----                          ----

/s/ John F. O'Brien         Director, President and Chief
John F. O'Brien             Executive Officer

/s/ Bruce C. Anderson       Director and Vice President
Bruce C. Anderson

/s/ John P. Kavanaugh       Director and Vice President       April 2, 1997
John P. Kavanaugh

/s/ John F. Kelly           Director, Senior Vice President
John F. Kelly               and General Counsel

/s/ J. Barry May            Director
J. Barry May

/s/ James R. McAuliffe      Director
James R. McAuliffe

/s/ Edward J. Parry, III    Vice President and Treasurer
Edward J. Parry, III             (Chief Accounting Officer)

/s/ Richard M. Reilly       Director and Vice President
Richard M. Reilly

/s/ Larry C. Renfro         Director and Vice President
Larry C. Renfro

/s/ Eric A. Simonsen        Director, Vice President and Chief
Eric A. Simonsen            Financial Officer

/s/ Phillip E. Soule        Director and Vice President
Phillip E. Soule

                             EXHIBIT TABLE

Exhibit 9    -  Consent and Opinion of Counsel.

Exhibit 10   -  Consent and Opinion of Independent Accountants